OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  September 30, 2007
                                                 Estimated average burden
                                                 hours per response.....19.4



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                            -----------------------
                                   SMALL AND
                                 MID CAP GROWTH
                                      FUND

                                   Semiannual
                                     Report
                                    6/30/06

                                 [LOGO]PIONEER
                                       Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2
Portfolio Management Discussion               4
Portfolio Summary                             9
Prices and Distributions                     10
Performance Update                           11
Comparing Ongoing Fund Expenses              15
Schedule of Investments                      17
Financial Statements                         22
Notes to Financial Statements                30
Trustees, Officers and Service Providers     36

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

Letter

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

The nation's equity markets went through two very different periods during the first half of 2006. The first four months saw the major stock indices rise, led by more volatile sectors, including small-cap stocks, emerging market companies and commodity-linked corporations. In May and June, however, market trends reversed themselves and the more volatile parts of the market tended to suffer the greatest declines. In the following interview, L. Roy Papp and Rosellen Papp, members of the management team of L. Roy Papp & Associates, LLP, which is responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Small and Mid Cap Growth Fund during the six months ended June 30, 2006.

Q:  How did the Fund perform during the six months ended June 30, 2006?

A: Pioneer Small and Mid Cap Growth Fund, Class A shares, had a total return of 2.01% for the six months, at net asset value. During the same period, the Russell 2500 Growth Index produced a total return of 4.98%, while the average return of the 605 funds in Lipper's Mid-Cap Growth category was 3.00%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  How did the market environment influence performance?

A: Even though several of our holdings fared relatively well in May and June, we trailed the Russell 2500 Growth Index, which focuses on smaller-cap companies than our Fund.

    We believe that the performance of the stock market did not reflect the underlying strength of the economy in the first six months of 2006. Economic growth was brisk, unemployment was low, and the second calendar quarter of 2006 was the seventeenth consecutive quarter in which corporate profits climbed by more than 10%. For the first four months of 2006, the stock market averages climbed

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

    on this favorable news. However, on May 10, the trend reversed direction and stock prices started heading down. The immediate cause was the action of the U.S. Federal Reserve Board to raise the key Fed Funds rate from 4.75% to 5.00%, the 16th rate hike since the Fed began tightening in June 2004. The Fed followed up in late June by raising the rate once again, to 5.25%. Investors became increasingly concerned that the Fed might go too far in its effort to control growth and limit inflationary pressures and thereby increase the chances the economy could fall into recession. As a result, stocks began falling, consistent with the view that a recession was possible.

    The stock market rally in the first four months of 2006 was led by highly speculative parts of the markets, including basic materials, industrials, small-cap and emerging market companies. This was an environment that did not favor the strategy of Pioneer Small and Mid Cap Growth Fund, which focuses on medium-sized, higher quality, industry-leading companies with good growth records. However, when volatility increased in May and June, our emphasis on quality helped the Fund better withstand the downward move in stock prices.

Q:  What were your principal strategies during the six months?

A: One of the key decisions we made during the period was to place more emphasis on energy companies, which we had underweighted in the belief that oil and natural gas prices were too high. However, as world events unfolded, we revised our opinion because we believed that the higher prices reflected the worsening of international tensions. As a consequence, we added some energy positions, particularly in the oil field and gas services industries, where we saw significant opportunities. Among new energy investments during the period were Cameron International and FMC Technologies, two oil field services companies; Tetra Technologies, which specializes in de-commissioning older offshore drilling platforms; Chesapeake Energy, which is involved in natural gas exploration and production; and Pioneer Natural Resources, an oil and gas exploration and production company. While the Fund's underweight in the energy sector held back results earlier in the six month period, the increased emphasis on energy helped later in the six-month period.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                              (continued)
--------------------------------------------------------------------------------

    Most of our decisions are based on long-term investment themes that we have been pursuing. Two of those themes relate to significant demographic changes occurring in our society as a result of the aging of the baby-boom generation, the first members of which are entering their 60s. The maturing of this generation is creating great demand for retirement products and services and provides an important opportunity for financial services firms that offer retirement products. The aging of this generation also creates new demands for health-care services and products
    - demands that are likely to persist.

    Two other trends relate to changes in the economy and in business. New information technology products have had a great impact on increasing the productivity and the competitiveness of corporations. At the same time, the globalization of the economy has created long-term opportunities for companies that have positioned themselves to benefit from international trade.

    For several years, small-cap stocks have outperformed mid-cap stocks. We've had to work harder in our research to uncover more compelling valuation opportunities in mid-cap companies as opposed to the small-caps that have continued to power the Russell 2500 Growth Index during the first half of 2006.

Q: What types of investments had the greatest impact on Fund results for the six months?

A: As stated earlier, during the first six months of the year, performance trailed the Russell 2500 Growth Index due to differentials in sector weighting and a few individual companies that experienced specific challenges. Our Fund was underweighted in energy even though we added significantly to this sector during this period. We were also underweighted in industrials which performed well. We were overweighted in health care and information technology which have not performed well over the first half of the year.

    Some of the Fund's individual holdings that experienced challenges include technology position Adobe Systems, a software company specializing in digital imaging; KLA, which produces test equipment for the semiconductor manufacturing process; and Micros, which makes software for restaurants. In health care, Express-Scripts, a pharmacy benefits manager, declined because of profit-taking by investors. Stryker, a leading producer of

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    orthopedic devices, fell because of concerns that developing Medicare reimbursement formulas might adversely affect its revenues. In financial services, Federated Investors, a prominent manager of money market products, declined because of low short-term interest rates. We remain optimistic about the long-term opportunities for each of these companies.

    We also experienced weakness in Polaris, the recreational vehicle company that was hurt by inventory problems; Waters, which sells equipment to biotechnology industry but was beset by inconsistent earnings; and Plantronics, a headset manufacturer that attracted margin-eroding competition. During the first six months of the year, we liquidated each of these positions.

    Our underweight position in the consumer discretionary area helped results during period; however, we did add to our investments in that area during the period, finding attractive opportunities in upscale retailer, Coach, which is growing its international business, and in International Speedway, which operates auto raceways and is benefiting from the growing popularity of NASCAR and other racing circuits.

    In health care, two holdings that helped results included Dentsply, which supplies dental equipment, and ResMed, which specializes in products for treating sleep disorders. Sigma-Aldrich, a newer position, also helped results. While Sigma-Aldrich is technically classified as a materials company, they supply equipment and chemicals for medical laboratories and pharmaceutical and related companies. Also supporting performance was our investment in Expeditors International of Washington State, which handles logistical planning and is a beneficiary of increased trade between China and the United States. We also enjoyed good results from our investment in Trimble Navigation, which develops and produces software for global positioning satellite systems.

Q:  What is your investment outlook?

A: Entering the second half of 2006, the overall economy appears to be sound, which should be good for stocks. We think the correction in stock prices that occurred during the second quarter of the year was an overreaction. A Wall Street Journal poll of 56 professional economists on July 5 revealed that 54 of those economists believe the economy will continue to grow at a healthy pace for the

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

    remainder of 2006, perhaps with gross domestic product (GDP) growth in the range of 2-1/2% to 3-1/2%. We think the Federal Reserve Board may raise short-term interest rates once or twice more, before pausing. A look at historical trends reveals that when the economy is strong and the Fed stops raising interest rates, stocks generally perform well. At this stage, we think many stocks look inexpensive and represent a good long-term value.

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks              87.2%
Temporary Cash Investment       12.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Information Technology          25.7%
Health Care                     21.7%
Consumer Discretionary          16.1%
Industrials                     13.0%
Financials                      11.2%
Energy                           5.7%
Materials                        3.5%
Consumer Staples                 3.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1.    Expeditors International of Washington, Inc.      4.08%
--------------------------------------------------------------------------------
 2.    WPP Group Plc                                     3.93
--------------------------------------------------------------------------------
 3.    Microchip Technology                              3.54
--------------------------------------------------------------------------------
 4.    Sigma-Aldrich Corp.                               3.49
--------------------------------------------------------------------------------
 5.    Fiserv, Inc.                                      3.38
--------------------------------------------------------------------------------
 6.    T. Rowe Price Associates, Inc.                    3.28
--------------------------------------------------------------------------------
 7.    Harte-Hanks, Inc.                                 3.26
--------------------------------------------------------------------------------
 8.    Dentsply International, Inc.                      3.20
--------------------------------------------------------------------------------
 9.    Micros System, Inc.                               3.05
--------------------------------------------------------------------------------
10.    Clorox Co.                                        3.03

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   6/30/06   12/31/05
 -----   -------   --------
    A    $27.94    $27.39
    B    $27.37    $26.95
    C    $27.43    $26.99
    R    $27.64    $27.16

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/06 - 6/30/06
                     ----------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 -----   ----------   -------------   -------------
    A          $ -           $ -            $ -
    B          $ -           $ -            $ -
    C          $ -           $ -            $ -
    R          $ -           $ -            $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 2500 Growth Index is representative of the issues in the Fund's portfolio and will not provide the Russell 2000 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell 2500 Growth Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

       Pioneer
       Small and            Russell
        Mid Cap              2500
        Growth              Growth
         Fund               Index
12/98    9,425              10,000
         9,478              11,558
6/00    13,713              16,666
        14,019              12,670
6/02    13,239               9,412
        12,903               9,798
6/04    15,603              12,750
        15,357              13,702
6/06    16,761              15,704

            Average Annual Total Returns
                (As of June 30, 2006)

                         Net Asset     Public
                           Value      Offering
Period                     (NAV)     Price (POP)
Life-of-Class
(12/15/98)                  9.04%       8.18%
5 Years                     3.64        2.41
1 Year                      9.14        2.87

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

       Pioneer
       Small and            Russell
        Mid Cap              2500
        Growth              Growth
         Fund               Index
12/98   10,000              10,000
        10,018              11,558
6/00    14,385              16,666
        14,599              12,670
6/02    13,680               9,412
        13,239               9,798
6/04    15,891              12,750
        15,499              13,702
6/06    16,761              15,704

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
Life-of-Class
(12/15/98)                  8.18%      8.18%
5 Years                     2.80       2.80
1 Year                      8.14       4.14

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

       Pioneer
       Small and            Russell
        Mid Cap              2500
        Growth              Growth
         Fund               Index
12/98   10,000              10,000
        10,018              11,558
6/00    14,385              16,666
        14,599              12,670
6/02    13,680               9,412
        13,239               9,798
6/04    15,897              12,750
        15,517              13,702
6/06    16,797              15,704

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
Life-of-Class
(12/15/98)                  8.21%      8.21%
5 Years                     2.85       2.85
1 Year                      8.25       8.25

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

       Pioneer
       Small and            Russell
        Mid Cap              2500
        Growth              Growth
         Fund               Index
12/98   10,000              10,000
        10,033              11,558
6/00    14,444              16,666
        14,693              12,670
6/02    13,807               9,412
        13,389               9,798
6/04    16,083              12,750
        15,798              13,702
6/06    17,150              15,704

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
Life-of-Class
(12/15/98)                  8.51%      8.51%
5 Years                     3.14       3.14
1 Year                      8.56       8.56

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited group of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on actual returns from January 1, 2006 through June 30, 2006

Share Class                             A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06

Ending Account Value              $1,020.10      $1,015.60      $1,016.30      $1,017.70
On 6/30/06

Expenses Paid During Period*      $    6.26      $   10.64      $   10.25      $    8.45

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.13%, 2.05% and 1.69%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006

Share Class                             A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06

Ending Account Value              $1,018.60      $1,067.54      $1,069.43      $1,077.90
On 6/30/06

Expenses Paid During Period*      $    6.26      $   10.64      $   10.24      $    8.45

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.13%, 2.05% and 1.69%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                            Value
            COMMON STOCKS - 99.7%
            Energy - 5.7%
            Oil & Gas Equipment And Services - 3.5%
 13,900     Cameron International Corp.*                      $   664,003
 11,100     FMC Technologies, Inc.*                               748,806
 28,000     TETRA Technologies, Inc.*                             848,120
                                                              -----------
                                                              $ 2,260,929
                                                              -----------
            Oil & Gas Exploration & Production - 2.2%
 18,000     Chesapeake Energy Corp.*(b)                       $   544,500
 19,400     Pioneer Natural Resources Co.                         900,354
                                                              -----------
                                                              $ 1,444,854
                                                              -----------
            Total Energy                                      $ 3,705,783
                                                              -----------
            Materials - 3.5%
            Specialty Chemicals - 3.5%
 31,000     Sigma-Aldrich Corp.                               $ 2,251,840
                                                              -----------
            Total Materials                                   $ 2,251,840
                                                              -----------
            Capital Goods - 3.0%
            Building Products - 3.0%
 54,000     Simpson Manufacturing Co., Inc. (b)               $ 1,946,700
                                                              -----------
            Total Capital Goods                               $ 1,946,700
                                                              -----------
            Commercial Services & Supplies - 5.9%
            Diversified Commercial Services - 5.9%
 46,000     ChoicePoint, Inc.*                                $ 1,921,420
 47,500     Cintas Corp.*(b)                                    1,888,600
                                                              -----------
                                                              $ 3,810,020
                                                              -----------
            Total Commercial Services & Supplies              $ 3,810,020
                                                              -----------
            Transportation - 4.1%
            Air Freight & Couriers - 4.1%
 47,000     Expeditors International of Washington, Inc.*     $ 2,632,470
                                                              -----------
            Total Transportation                              $ 2,632,470
                                                              -----------
            Consumer Durables & Apparel - 0.4%
            Apparel, Accessories & Luxury Goods - 0.4%
  9,000     Coach, Inc.*                                      $   269,100
                                                              -----------
            Total Consumer Durables & Apparel                 $   269,100
                                                              -----------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                          (continued)
--------------------------------------------------------------------------------

 Shares                                                       Value
            Consumer Services - 5.5%
            Education Services - 1.4%
 42,000     DeVry, Inc.*                                $   922,740
                                                        -----------
            Leisure Facilities - 1.7%
 24,000     International Speedway Corp.*               $ 1,112,880
                                                        -----------
            Restaurants - 2.4%
 42,350     Brinker International, Inc. (b)             $ 1,537,305
                                                        -----------
            Total Consumer Services                     $ 3,572,925
                                                        -----------
            Media - 7.2%
            Advertising - 7.2%
 82,050     Harte-Hanks, Inc.                           $ 2,103,762
 42,000     WPP Group Plc (A.D.R.)                        2,532,180
                                                        -----------
                                                        $ 4,635,942
                                                        -----------
            Total Media                                 $ 4,635,942
                                                        -----------
            Retailing - 3.0%
            Automotive Retail - 3.0%
 62,000     O'Reilly Automotive, Inc.*                  $ 1,933,780
                                                        -----------
            Total Retailing                             $ 1,933,780
                                                        -----------
            Household & Personal Products - 3.0%
            Household Products - 3.0%
 32,000     Clorox Co.                                  $ 1,951,040
                                                        -----------
            Total Household & Personal Products         $ 1,951,040
                                                        -----------
            Health Care Equipment & Services - 16.1%
            Health Care Distributors - 1.6%
 29,000     Patterson Co.*                              $ 1,012,970
                                                        -----------
            Health Care Equipment - 7.7%
 25,500     C. R. Bard, Inc.                            $ 1,868,130
 33,800     ResMed, Inc.*                                 1,586,910
 36,000     Stryker Corp.*                                1,515,960
                                                        -----------
                                                        $ 4,971,000
                                                        -----------
            Health Care Services - 3.6%
 17,000     Express Scripts, Inc.*                      $ 1,219,580
 19,700     Medco Health Solutions, Inc.*                 1,128,416
                                                        -----------
                                                        $ 2,347,996
                                                        -----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                         Value
             Health Care Supplies - 3.2%
 34,000      Dentsply International, Inc.                 $ 2,060,400
                                                          -----------
             Total Health Care Equipment & Services       $10,392,366
                                                          -----------
             Pharmaceuticals & Biotechnology - 5.5%
             Life Sciences Tools & Services - 5.5%
 58,000      Molecular Devices Corp.*                     $ 1,772,480
 35,500      Techne Corp.*                                  1,807,660
                                                          -----------
                                                          $ 3,580,140
                                                          -----------
             Total Pharmaceuticals & Biotechnology        $ 3,580,140
                                                          -----------
             Banks - 2.9%
             Regional Banks - 2.9%
113,000      UCBH Holdings, Inc. (b)                      $ 1,869,020
                                                          -----------
             Total Banks                                  $ 1,869,020
                                                          -----------
             Diversified Financials - 8.2%
             Asset Management & Custody Banks - 8.2%
 60,500      Federated Investors, Inc.*(b)                $ 1,905,750
 29,000      Investors Financial Services Corp.             1,302,100
 56,000      T. Rowe Price Associates, Inc.                 2,117,360
                                                          -----------
                                                          $ 5,325,210
                                                          -----------
             Total Diversified Financials                 $ 5,325,210
                                                          -----------
             Software & Services - 11.0%
             Application Software - 1.8%
 38,000      Adobe Systems, Inc.*                         $ 1,153,680
                                                          -----------
             Data Processing & Outsourced Services - 6.2%
 31,000      DST Systems, Inc.*                           $ 1,844,500
 48,000      Fiserv, Inc.*                                  2,177,280
                                                          -----------
                                                          $ 4,021,780
                                                          -----------
             Systems Software - 3.0%
 45,000      Micros Systems, Inc.*                        $ 1,965,600
                                                          -----------
             Total Software & Services                    $ 7,141,060
                                                          -----------
             Technology Hardware & Equipment - 6.3%
             Electronic Equipment & Instruments - 3.3%
 30,800      Mettler-Toledo International, Inc.*          $ 1,865,556
  9,750      National Instruments Corp.                       267,150
                                                          -----------
                                                          $ 2,132,706
                                                          -----------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                          (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
               Electronic Manufacturing Services - 3.0%
   28,100      Molex, Inc.                                   $   807,313
   25,000      Trimble Navigation Ltd.*                        1,116,000
                                                             -----------
                                                             $ 1,923,313
                                                             -----------
               Total Technology Hardware & Equipment         $ 4,056,019
                                                             -----------
               Semiconductors - 8.4%
               Semiconductor Equipment - 1.9%
   30,000      KLA-Tencor Corp.                              $ 1,247,100
                                                             -----------
               Semiconductors - 6.5%
   56,000      Linear Technology Corp. (b)                   $ 1,875,440
   68,000      Microchip Technology                            2,281,400
                                                             -----------
                                                             $ 4,156,840
                                                             -----------
               Total Semiconductors                          $ 5,403,940
                                                             -----------
               TOTAL COMMON STOCKS
               (Cost $51,098,933)                            $64,477,355
                                                             -----------
               TEMPORARY CASH INVESTMENT - 14.6%
               Security Lending Collateral - 14.6%
9,437,123      Securities Lending Investment Fund, 5.16%     $ 9,437,123
                                                             -----------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $9,437,123)                             $ 9,437,123
                                                             -----------
               TOTAL INVESTMENTS IN SECURITIES - 114.3%
               (Cost: $60,536,056) (a)                       $73,914,478
                                                             -----------
               OTHER ASSETS AND LIABILITIES - (14.3)%        $(9,255,036)
                                                             -----------
               TOTAL NET ASSETS - 100.0%                     $64,659,442
                                                             ===========

*        Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At June, 30, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $60,536,056 was as follows:

           Aggregate gross unrealized gain for all investments in which there is
           an excess of value over tax cost.                                          $14,147,165
           Aggregate gross unrealized loss for all investments in which there is
           an excess of value over tax cost.                                             (768,743)
                                                                                      -----------
           Net unrealized gain                                                        $13,378,422
                                                                                      ===========


20    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b)      At June 30, 2006, the following securities were out on loan:

         Shares                    Security                    Value
         42,350     Brinker International, Inc.         $   952,439
         18,000     Chesapeake Energy Corp.*                539,055
         47,500     Cintas Corp.*                           792,655
         60,500     Federated Investors, Inc.*            1,289,079
         56,000     Linear Technology Corp.               1,856,686
         54,000     Simpson Manufacturing Co., Inc.       1,927,233
        113,000     UCBH Holdings, Inc.                   1,850,330
                                                        -----------
                    Total                               $ 9,207,477
                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the period ended June 30, 2006 aggregated $6,163,759 and $15,541,013, respectively.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    ($9,207,477) (cost $60,536,056)                            $73,914,478
  Cash                                                             468,730
  Receivables -
    Fund shares sold                                                23,400
    Dividends, interest and foreign taxes withheld                  36,232
    Due from Pioneer Investment Management, Inc.                         9
  Other                                                              2,856
                                                               -----------
     Total assets                                              $74,445,705
                                                               -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $   271,624
    Upon return of securities loaned                             9,437,123
  Due to affiliates                                                 10,584
  Accrued expenses                                                  66,932
                                                               -----------
     Total liabilities                                         $ 9,786,263
                                                               -----------
NET ASSETS:
  Paid-in capital                                              $51,718,998
  Accumulated net investment loss                                 (267,169)
  Accumulated net realized loss on investments                    (170,809)
  Net unrealized gain on investments                            13,378,422
                                                               -----------
     Total net assets                                          $64,659,442
                                                               ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $48,275,034/1,727,840 shares)              $     27.94
                                                               ===========
  Class B (based on $4,954,175/180,989 shares)                 $     27.37
                                                               ===========
  Class C (based on $9,736,494/355,007 shares)                 $     27.43
                                                               ===========
  Class R (based on $1,693,739/61,269 shares)                  $     27.64
                                                               ===========
MAXIMUM OFFERING PRICE:
  Class A ($27.94 [divided by] 94.25%)                         $     29.64
                                                               ===========


22    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06


INVESTMENT INCOME:
  Dividends                                                $243,349
  Interest                                                    5,083
  Income from securities loaned, net                          1,595
                                                           --------
     Total investment income                                              $  250,027
                                                                          ----------
EXPENSES:
  Management fees                                          $301,028
  Transfer agent fees and expenses
    Class A                                                  57,225
    Class B                                                  11,838
    Class C                                                  14,244
    Class R                                                   3,265
  Distribution fees
    Class A                                                  64,109
    Class B                                                  31,493
    Class C                                                  54,148
    Class R                                                   4,019
  Administrative reimbursements                               9,459
  Custodian fees                                              9,357
  Registration fees                                          49,775
  Professional fees                                          19,138
  Printing expense                                           18,228
  Fees and expenses of nonaffiliated trustees                 2,730
  Miscellaneous                                               3,260
                                                           --------
     Total expenses                                                       $  653,316
     Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                     (136,120)
                                                                          ----------
     Net expenses                                                         $  517,196
                                                                          ----------
       Net investment loss                                                $ (267,169)
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $1,167,779
  Change in net unrealized gain on investments                               687,205
                                                                          ----------
    Net gain on investments                                               $1,854,984
                                                                          ----------
    Net increase in net assets resulting from operations                  $1,587,815
                                                                          ==========


The accompanying notes are an integral part of these financial statements.   23

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05

                                                          Six Months
                                                             Ended              Year
                                                            6/30/06             Ended
                                                          (unaudited)         12/31/05
FROM OPERATIONS:
Net investment loss                                    $  (267,169)       $  (500,760)
Net realized gain on investments                         1,167,779             24,890
Change in net unrealized gain on investments               687,205          3,527,740
                                                       -----------        -----------
    Net increase in net assets resulting from
     operations                                        $ 1,587,815        $ 3,051,870
                                                       -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 8,384,040        $35,886,431
Cost of shares repurchased                             (18,163,014)       (16,748,168)
                                                       -----------        -----------
    Net increase (decrease) in net assets resulting
     from fund share transactions                      $(9,778,974)       $19,138,263
                                                       -----------        -----------
    Net increase (decrease) in net assets              $(8,191,159)       $22,190,133
NET ASSETS:
Beginning of period                                     72,850,601         50,660,468
                                                       -----------        -----------
End of period including accumulated net investment
  loss of ($267,169) and $0, respectively)             $64,659,442        $72,850,601
                                                       ===========        ===========


24    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares        '06 Amount      '05 Shares       '05 Amount
CLASS A                            (unaudited)     (unaudited)
Shares sold                           216,760     $ 6,181,403        877,355       $23,033,498
Less shares repurchased              (435,543)    (12,404,399)      (481,431)      (12,580,140)
                                   ----------     -----------       --------       -----------
    Net increase (decrease)          (218,784)    $(6,222,996)       395,924       $10,453,358
                                   ----------     -----------       --------       -----------
CLASS B
Shares sold                            26,442     $   743,619        156,108       $ 4,105,284
Less shares repurchased              (107,437)     (3,027,113)       (45,507)       (1,171,942)
                                   ----------     -----------       --------       -----------
    Net increase (decrease)           (80,995)    $(2,283,494)       110,601       $ 2,933,342
                                   ----------     -----------       --------       -----------
CLASS C
Shares sold                            37,429     $ 1,054,623        258,978       $ 6,740,836
Less shares repurchased               (91,968)     (2,591,399)       (75,177)       (1,959,400)
                                   ----------     -----------       --------       -----------
    Net increase (decrease)           (54,538)    $(1,536,776)       183,801       $ 4,781,436
                                   ----------     -----------       --------       -----------
CLASS R
Shares sold                            14,177     $   404,395         78,559       $ 2,006,813
Less shares repurchased                (4,948)       (140,103)       (40,733)       (1,036,686)
                                   ----------     -----------       --------       -----------
    Net increase                        9,229     $   264,292         37,826       $   970,127
                                   ==========     ===========       ========       ===========


The accompanying notes are an integral part of these financial statements.   25

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended          Year
                                                                     6/30/06         Ended
                                                                   (unaudited)     12/31/05
CLASS A
Net asset value, beginning of period                               $   27.39       $ 26.12
                                                                   ---------       -------
Increase (decrease) from investment operations:
 Net investment loss                                               $   (0.08)      $ (0.15)
 Net realized and unrealized gain (loss) on investments                 0.63          1.42
                                                                   ---------       -------
  Net increase (decrease) from investment operations               $    0.55       $  1.27
                                                                   ---------       -------
Net increase (decrease) in net asset value                         $    0.55       $  1.27
                                                                   ---------       -------
Net asset value, end of period                                     $   27.94       $ 27.39
                                                                   =========       =======
Total return*                                                           2.01%         4.86%
Ratio of net expenses to average net assets+                            1.25%**       1.25%
Ratio of net investment loss to average net assets+                    (0.54)%**     (0.64)%
Portfolio turnover rate                                                   18%**         13%
Net assets, end of period (in thousands)                           $  48,275       $53,321
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.63%**       1.71%
 Net investment loss                                                   (0.92)%**     (1.10)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.25%**       1.25%
 Net investment loss                                                   (0.54)%**     (0.64)%

                                                                    Year         Year          Year         Year
                                                                    Ended        Ended        Ended        Ended
                                                                  12/31/04     12/31/03      12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                              $ 24.76      $ 19.02      $   23.28     $ 23.02
                                                                  -------      -------      ---------     -------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.16)     $ (0.10)     $   (0.01)    $ (0.12)
 Net realized and unrealized gain (loss) on investments              1.52         5.84          (4.25)       0.38
                                                                  -------      -------      ---------     -------
  Net increase (decrease) from investment operations              $  1.36      $  5.74      $   (4.26)    $  0.26
                                                                  -------      -------      ---------     -------
Net increase (decrease) in net asset value                        $  1.36      $  5.74      $   (4.26)    $  0.26
                                                                  -------      -------      ---------     -------
Net asset value, end of period                                    $ 26.12      $ 24.76      $   19.02     $ 23.28
                                                                  =======      =======      =========     =======
Total return*                                                        5.49%       30.18%        (18.30)%      1.13%
Ratio of net expenses to average net assets+                         1.25%        1.25%          1.25%       1.25%
Ratio of net investment loss to average net assets+                 (0.78)%      (0.83)%        (0.88)%     (0.86)%
Portfolio turnover rate                                                 8%           4%             5%         11%
Net assets, end of period (in thousands)                          $40,504      $26,245      $  15,659     $ 9,764
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.79%        1.38%          1.56%       1.69%
 Net investment loss                                                (1.33)%      (0.96)%        (1.19)%     (1.30)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.25%        1.25%          1.25%       1.25%
 Net investment loss                                                (0.78)%      (0.83)%        (0.88)%     (0.86)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended          Year
                                                      6/30/06         Ended    2/21/04 to
                                                    (unaudited)     12/31/05   12/31/04 (a)
CLASS B
Net asset value, beginning of period                $  26.95        $ 25.94       $  25.32
                                                    --------        -------       --------
Increase (decrease) from investment operations:
  Net investment loss                               $  (0.25)       $ (0.29)      $  (0.20)
  Net realized and unrealized gain                      0.67           1.30           0.82
                                                    --------        -------       --------
   Net increase from investment operations          $   0.42        $  1.01       $   0.62
                                                    --------        -------       --------
Net increase in net asset value                     $   0.42        $  1.01       $   0.62
                                                    --------        -------       --------
Net asset value, end of period                      $  27.37        $ 26.95       $  25.94
                                                    ========        =======       ========
Total return*                                           1.56%          3.89%          2.45%(b)
Ratio of net expenses to average net assets+            2.13%**        2.17%          2.16%**
Ratio of net investment loss to average
  net assets+                                          (1.43)%**      (1.56)%        (1.68)%**
Portfolio turnover rate                                   18%**          13%             8%
Net assets, end of period (in thousands)            $  4,954        $ 7,062       $  3,927
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.54%**        2.62%          2.74%**
  Net investment loss                                  (1.84)%**      (2.01)%        (2.26)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          2.13%**        2.16%          2.16%**
  Net investment loss                                  (1.43)%**      (1.55)%        (1.68)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class B Shares were first publicly offered on February 21, 2004.
(b) Not Annualized.


The accompanying notes are an integral part of these financial statements.   27

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended          Year
                                                      6/30/06         Ended       2/21/04 to
                                                    (unaudited)     12/31/05     12/31/04 (a)
CLASS C
Net asset value, beginning of period                $  26.99        $ 25.96       $  25.32
                                                    --------        -------       --------
Increase (decrease) from investment operations:
  Net investment loss                               $  (0.20)       $ (0.29)      $  (0.17)
  Net realized and unrealized gain
   on investments                                       0.64           1.32           0.81
                                                    --------        -------       --------
   Net increase from investment operations          $   0.44        $  1.03       $   0.64
                                                    --------        -------       --------
Net increase in net asset value                     $   0.44        $  1.03       $   0.64
                                                    --------        -------       --------
Net asset value, end of period                      $  27.43        $ 26.99       $  25.96
                                                    ========        =======       ========
Total return*                                           1.63%          3.97%          2.53%(b)
Ratio of net expenses to average net assets+            2.05%**        2.10%          2.07%**
Ratio of net investment loss to average
  net assets+                                          (1.34)%**      (1.48)%        (1.59)%**
Portfolio turnover rate                                   18%**          13%             8%
Net assets, end of period (in thousands)            $  9,736        $11,054       $  5,860
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.43%**        2.55%          2.67%**
  Net investment loss                                  (1.72)%**      (1.93)%        (2.19)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          2.05%**        2.09%          2.07%**
  Net investment loss                                  (1.34)%**      (1.47)%        (1.59)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class C Shares were first publicly offered on February 21, 2004.
(b) Not Annualized.

28    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended          Year
                                                      6/30/06         Ended    2/21/04 to
                                                    (unaudited)     12/31/05  12/31/04 (a)
CLASS R
Net asset value, beginning of period                $  27.16        $ 26.00       $  25.32
                                                    --------        -------       --------
Increase (decrease) from investment operations:
  Net investment loss                               $  (0.13)       $ (0.24)      $  (0.05)
  Net realized and unrealized gain
   on investments                                       0.61           1.40           0.73
                                                    --------        -------       --------
   Net increase from investment operations          $   0.48        $  1.16       $   0.68
                                                    --------        -------       --------
Net increase in net asset value                     $   0.48        $  1.16       $   0.68
                                                    --------        -------       --------
Net asset value, end of period                      $  27.64        $ 27.16       $  26.00
                                                    ========        =======       ========
Total return*                                           1.77%          4.46%          2.69%(b)
Ratio of net expenses to average net assets+            1.69%**        1.66%          1.51%**
Ratio of net investment loss to average
  net assets+                                          (0.98)%**      (1.04)%        (1.00)%**
Portfolio turnover rate                                   18%**          13%             8%
Net assets, end of period (in thousands)            $  1,694        $ 1,414       $    370
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.08%**        2.12%          2.09%**
  Net investment loss                                  (1.37)%**      (1.50)%        (1.58)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          1.69%**        1.66%          1.51%**
  Net investment loss                                  (0.98)%**      (1.04)%        (1.00)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class R Shares were first publicly offered on February 21, 2004.
(b) Not Annualized.


The accompanying notes are an integral part of these financial statements.   29

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small and Mid Cap Growth Fund (the Fund), formerly known as Pioneer Papp Small and Mid Cap Growth fund, is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004 is the successor to the Papp Small and Mid Cap Growth Fund, Inc. Papp Small and Mid Cap Growth Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" was approved by the Shareholders of Papp Small and Mid Cap Growth Fund, Inc. on February 20, 2004). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At December 31, 2005, the Fund had a net capital loss carryforward of $1,332,133, of which $129,800 will expire in 2009, $266,040 will expire in
    2010, $380,280 will expire in 2011 and $556,013 will expire in 2012, if not utilized.

    There were no distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year.

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                          2005
--------------------------------------------------------------------------------
  Undistributed ordinary income     $         -
  Capital Loss Carryforward          (1,332,133)
  Post October losses Deferred           (6,455)
  Unrealized appreciation            12,691,217
                                    -----------
    Total                           $11,352,629
                                    ===========
--------------------------------------------------------------------------------

    At December 31, 2005, the Fund has reclassified $500,760 to decrease undistributed net investment income and $500,760 to increase paid in capital. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Italiano S.p.A. (UniCredito Italiano), earned approximately $6,971 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% of the excess over $1 billion.

Pioneer Investment Management, Inc. (PIM), and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Prior to the reorganization, Papp Small and Mid Cap Growth Fund was advised by Papp, which received an annual fee equal to 1.00% of the average daily net assets of the Fund.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                    (continued)
--------------------------------------------------------------------------------

1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, PIM has agreed to limit expenses to 1.45%, 2.35%, 2.35% and 1.70%, for Classes A, B, C and R respectively, through May 1, 2007.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On June 30, 2006, $947 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3. Transfer Agent

Since the Reorganization PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $8,892 in transfer agent fees payable to PIMSS at June 30, 2006. Prior to the reorganization Papp was the transfer and shareholder servicing agent.

4. Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $746 in distribution fees payable to PFD at June 30, 2006. The Fund also has adopted a separate service plan for Class R

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004 a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $6,864 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

     Trustees                                   Officers
     John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
     David R. Bock                              Osbert M. Hood, Executive Vice
     Mary K. Bush                                 President
     Margaret B.W. Graham                       Vincent Nave, Treasurer
     Thomas J. Perna                            Dorothy E. Bourassa, Secretary
     Marguerite A. Piret
     John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Subadviser
L. Roy Papp & Associates, LLP

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                       pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                                    ---------
                                    AMT-FREE
                                   MUNICIPAL
                                     FUND*

                                   Semiannual
                                     Report
                                    6/30/06

                                        [LOGO] PIONEER
                                               Investments(R)


*Formerly Pioneer Municipal Bond Fund. Name change effective January 20, 2006.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             8

Prices and Distributions                      9

Performance Update                           10

Comparing Ongoing Fund Expenses              14

Schedule of Investments                      16

Financial Statements                         22

Notes to Financial Statements                30

Trustees, Officers and Service Providers     36

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate to longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

In the following interview, portfolio manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent semiannual period, Fund performance, his investment philosophy and strategy and his outlook going forward.

Q:  How did the Fund perform during the most recent six-month period?

A: For the six months ended June 30, 2006, Pioneer AMT-Free Municipal Fund's Class A shares produced a 0.19% return, at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.28%, and the average return of the Lipper General Municipal Debt Funds Category of 260 funds was 0.21%. Lipper is an independent monitor of mutual fund performance.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Would you describe the investing environment for tax-exempt bonds during the time period?

A: As of June 30, long-term municipal rates were approaching the highest levels we have seen in 2006, as well as peak levels for the past 18 months. Since early 2005, long-term municipal yields have ranged between 4.25% and 4.63%. Historically, this span actually represents a fairly narrow fluctuation in rates over a typical 18-month period.

    In addition, though returns for municipal bonds were generally unspectacular for the period (with the Lehman Brothers Municipal Bond Index returning 0.28%), the biggest surprise was municipals' significant outperformance of Treasury securities. At the start of the year, 30-year AAA-rated municipal bonds were yielding approximately 97% of comparable Treasury bonds. By the close of the period, they were yielding 87% of Treasuries, meaning that tax-free bonds' price performance had been far better than that of Treasuries - a remarkable change over a short period of time.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The most plausible explanation for recent market behavior is supply and demand. For tax-free bonds, new issue volume has declined 15% year to date compared with the same period in 2005. A record volume of new issues came to market in 2005, primarily because of advance refundings, where bond issuers refinance existing bonds at lower rates, similar to when homeowners refinance. By 2006, most of the advance refundings that were going to take place had been transacted, and with municipal rates now higher across the board, it has become somewhat less attractive for municipal bond issuers to refinance.

    We believe overall demand for municipal bonds continues to be strong. Much of that demand is coming from hedge funds and large investors engaged in arbitrage trading. In addition, property and casualty companies, which have been tremendously profitable during the past two years, are once again a strong presence in the municipal bond market. And individuals are continuing to purchase municipal bonds. In summary, we believe that strong demand and a decline in supply in the tax-free bond market has caused municipals significantly to outperform Treasuries so far in 2006.

Q:  Would you restate your philosophy in managing the Fund?

A: My investment philosophy is to stay fully invested in long-term municipal bonds at all times. Pioneer AMT-Free Municipal Fund is a long-term fund, and I feel responsible to maintain it as such, and not to try to predict the direction or magnitude of interest rate changes and make maturity or other investment decisions on that basis. At the close of the period, the Fund's average maturity was approximately 21 years.

    In addition, I believe that being invested in long-term municipal bonds is a sound strategy for two reasons: First, long-term municipal bonds always yield more than shorter-term bonds. There are no inverted yield curves in the municipal bond market (i.e., where long-term rates are lower than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for higher yield over the long term.

    The second reason is that I take a very long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means that

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                              (continued)
--------------------------------------------------------------------------------

    the Fund has generally had a very low turnover ratio and reasonably low expenses.

Q:  Would you discuss your portfolio strategy during the six-month period?

A: For the past two years, long-term municipals (the Fund's main investing focus) have remained in a narrow trading range, making it difficult to find attractively valued bonds. But in May and June, as tax-exempt yields spiked (and bond prices declined), I identified what I think are significant opportunities within the long-term municipal market; these opportunities are the most attractive I have seen for some time.

    Therefore, Fund strategy during the six-month period was to sell several advanced-refunded bonds for cash to purchase school bonds of Arizona and Texas; hospital revenue bonds of Indiana; Massachusetts Water Resources Authority bonds; and California hospital bonds. All of these bonds except for the California hospital bonds were purchased at a discount. I believe these purchases could contribute significantly to the Fund over time.

    In addition, during the period, I sold the Fund's entire position in Puerto Rico Electric bonds. First, their yield was only 1.5 percentage points higher than the average AAA-rated bond, which means that they had very little price appreciation potential. The second reason was that, though the utility itself was financially sound, there has been a lot of bad news recently surrounding Puerto Rico, including a one-week government shutdown, downgrades of the Commonwealth by ratings agencies and burdensome debt obligations. This was the only portfolio sale that was made for reasons other than raising cash to purchase discounted long-term bonds.

    As of the close of the period, approximately 42% of the Fund's portfolio was rated AAA or the equivalent (the highest rating). In addition, the Fund is broadly diversified among 25 states.

Q:  What is your outlook going forward?

A: For the time being, municipal yields seem to have peaked. I am skeptical that they will rise significantly higher in the next several months, even though many market participants believe that the Fed will raise short-term rates at least one more time. Over the period of the first 12 rate increases by the Fed during their current tightening cycle (beginning in June 2004), long-term municipal

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    rates did not change very much. Tax-free yields have only risen recently because of increasing worries about inflation and higher commodity prices. But I believe that the market's reaction to these concerns has been - and could continue to be - relatively restrained. The Fed's upper limit on "acceptable" levels of price inflation (before they will take significant action against it) is supposedly 2%, a low level from a historical perspective. With longer-term Treasury yields at 5%, Treasury investors can currently obtain a 3% real (i.e., adjusted for inflation) rate of return, which is attractive historically. Will bond investors demand a real rate of return beyond 3%? I think that is unlikely, which is why - barring unforeseen events - I believe that the fixed-income markets should remain relatively stable over the coming months.

    I am encouraged by the fact that Chairman Bernanke and other Fed Governors have repeatedly stated over the past several weeks that the Consumer Price Index is near the top of their acceptable range and that they will take the necessary measures to restrain it.

    We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking income free from federal taxes.

    When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

AAA                     42.4%
AA                      15.7%
A                       16.4%
BBB                     17.3%
BB & Lower               6.1%
Commercial Paper         2.1%

Sector Distribution

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

Insured                 37.1%
Various Revenues        18.4%
Health                  12.7%
Escrowed                12.5%
Power                    8.1%
Special Revenues         2.3%
Education                2.2%
General Obligation       2.2%
Reserves                 2.1%
Housing                  1.5%
Water & Sewer            0.9%

10 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

--------------------------------------------------------------------------------
 1.    San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33     4.92%
--------------------------------------------------------------------------------
 2.    Massachusetts State Housing Finance Agency, 5.4%, 12/1/28          4.31
--------------------------------------------------------------------------------
 3.    Indianapolis State Development Finance Authority, 5.6%, 12/1/32    4.10
--------------------------------------------------------------------------------
 4.    Piedmont Municipal Power Agency, 5.25%, 1/1/21                     3.15
--------------------------------------------------------------------------------
 5.    West VA State Hospital Finance Authority, 6.75%, 9/1/30            2.82
--------------------------------------------------------------------------------
 6.    North Carolina Eastern Municipal Power, 6.0%, 1/1/22               2.81
--------------------------------------------------------------------------------
 7.    Pittsburg California Redevelopment Agency, 5.80%, 8/1/34           2.78
--------------------------------------------------------------------------------
 8.    San Jose California Redevelopment Agency Tax, 4.9%, 8/1/33         2.28
--------------------------------------------------------------------------------
 9.    Golden State Tobacco Security Corp. California, 5.5%, 6/1/43       2.28
--------------------------------------------------------------------------------
10.    Illinois Educational Facilities Authority, 6.25%, 5/1/30           2.26

This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

        Class         6/30/06   12/31/05
        -----         -------   --------
           A         $13.85    $14.13
           B         $13.79    $14.07
           C         $13.76    $14.04
     Investor Class  $13.78    $14.07

Distributions Per Share
--------------------------------------------------------------------------------

                                  1/1/06 - 6/30/06
                                  ----------------
                                    Short-Term      Long-Term
        Class         Dividends   Capital Gains   Capital Gains
        -----         ---------   -------------   -------------
           A         $0.3072     $  -            $  -
           B         $0.2603     $  -            $  -
           C         $0.2607     $  -            $  -
     Investor Class  $0.3240     $  -            $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10-13.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Municipal Bond Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

         Pioneer         Lehman
        AMT-Free        Brothers
        Municipal       Municipal
          Fund          Bond Index
9/96     9,450            10,000
         9,956            10,583
6/98    10,957            11,499
        11,062            11,816
6/00    11,139            12,201
        12,346            13,418
6/02    13,116            14,346
        14,486            15,601
6/04    14,504            15,719
        16,025            17,013
6/06    16,211            17,164

             Average Annual Total Returns
                 (As of June 30, 2006)

                              Net          Public
                             Asset        Offering
Period                     Value (NAV)   Price (POP)
Life-of-Class
(9/30/96)                    5.69%          5.08%
5 Years                      5.60           4.63
1 Year                       1.16          -3.41

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco Funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

         Pioneer         Lehman
        AMT-Free        Brothers
        Municipal       Municipal
          Fund          Bond Index
9/96    10,000            10,000
        10,484            10,583
6/98    11,455            11,499
        11,495            11,816
6/00    11,481            12,201
        12,647            13,418
6/02    13,321            14,346
        14,593            15,601
6/04    14,499            15,719
        15,887            17,013
6/06    15,969            17,164

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
Life-of-Class
(9/30/96)                   4.92%       4.92%
5 Years                     4.78        4.78
1 Year                      0.52       -3.27

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

         Pioneer         Lehman
        AMT-Free        Brothers
        Municipal       Municipal
          Fund          Bond Index
10/03   10,000            10,000
 6/04   10,061            10,119
 6/05   10,992            10,952
 6/06   11,049            11,049

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
Life-of-Class
(10/1/03)                   3.47%      3.47%
1 Year                      0.53       0.53

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

         Pioneer         Lehman
        AMT-Free        Brothers
        Municipal       Municipal
          Fund          Bond Index
6/96    10,000            10,000
        10,871            10,827
6/98    12,015            11,762
        12,187            12,087
6/00    12,309            12,480
        13,700            13,726
6/02    14,598            14,675
        16,158            15,958
6/04    16,226            16,079
        17,940            17,403
6/06    18,175            17,557

          Average Annual Total Returns
              (As of June 30, 2006)

                             If         If
Period                      Held     Redeemed
10 Years                    6.16%      6.16%
5 Years                     5.82       5.82
1 Year                      1.31       1.31

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Fund, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2006 through June 30, 2006.

                                                                                 Investor
Share Class                             A              B              C            Class
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06

Ending Account Value              $1,001.90      $  998.50      $  998.60      $1,022.40
On 6/30/06

Expenses Paid During Period*      $    4.32      $    7.78      $    7.58      $    2.88

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.57%, 1.53% and 0.58%, for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006.

                                                                                 Investor
Share Class                             A              B              C            Class
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06

Ending Account Value              $1,020.48      $1,017.01      $1,017.21      $1,021.92
On 6/30/06

Expenses Paid During Period*      $    4.36      $    7.85      $    7.65      $    2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.57%, 1.53% and 0.58% for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              MUNICIPAL BONDS - 99.0%
                              Alabama - 0.9%
$5,000,000      AAA/Aaa       Alabama Drinking Water Finance Authority,
                                4.0%, 8/15/28                                       $  4,383,800
                                                                                    ------------
                                                                                    $  4,383,800
                                                                                    ------------
                              Arizona - 2.4%
 7,155,000      AAA/Aaa       Maricopa County Arizona High School District,
                                3.5%, 7/1/25                                        $  5,964,551
 5,000,000      BBB+/A3       Scottsdale Healthcare, 6.8%, 12/1/31                     5,456,400
                                                                                    ------------
                                                                                    $ 11,420,951
                                                                                    ------------
                              California - 22.0%
 8,000,000      AAA/Aaa       California Infrastructure & Economic Development,
                                5.0%, 7/1/36                                        $  8,524,640
 9,325,000      AA-/Aa2       California State Department of Veteran Affairs,
                                4.75%, 12/1/25                                         9,185,125
 7,000,000      A+/A1         California State, 5.0%, 2/1/32                           7,056,630
 6,000,000      A+/NR         California Statewide Community Authority,
                                5.25%, 3/1/45                                          6,114,840
10,020,000      AAA/Aaa       Golden State Tobacco Security Corp., California,
                                5.5%, 6/1/43                                          10,859,175
 3,000,000      AAA/NR        Los Angeles County Sanitation Districts Financing
                              Authority Revenue, 4.5%, 10/1/35                         2,805,480
 1,680,000      AAA/Aaa       Madera California Public, 4.375%, 3/1/31                 1,539,132
 3,550,000      NR/A2         Northern California Power Agency, 5.0%, 7/1/09           3,644,892
11,995,000      AAA/Aaa       Pittsburg California Redevelopment Agency,
                                5.80%, 8/1/34                                         13,222,208
 7,010,000      AAA/Aaa       San Joaquin County California, 4.75%, 11/15/19           7,010,841
25,000,000      B/Ba2         San Joaquin Hills Transportation Corridor Agency,
                                5.0%, 1/1/33                                          23,435,500
10,865,000      AAA/Aaa       San Jose California Redevelopment Agency Tax,
                                4.9%, 8/1/33                                          10,865,869
                                                                                    ------------
                                                                                    $104,264,332
                                                                                    ------------
                              Colorado - 3.9%
 6,555,000      A-/A3         Colorado Springs Colorado Hospital Revenue,
                                6.375%, 12/15/30                                    $  7,026,042
 8,220,000      AAA/Aaa       Colorado Water & Power Development Authority,
                                4.375%, 8/1/35                                         7,530,589
 4,000,000      NR/Baa1       University of Colorado Hospital Authority Revenue,
                                5.6%, 11/15/31                                         4,105,960
                                                                                    ------------
                                                                                    $ 18,662,591
                                                                                    ------------


16    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                 Value
                              Florida - 4.4%
$8,000,000      AA/Aa2        Escambia County Florida Health Facilities,
                                5.25%, 11/15/32                                      $  8,207,440
 2,000,000      AAA/Aa1       Florida State Board of Education, Public Education,
                                4.5%, 6/1/28                                            1,927,000
 2,750,000      NR/NR         Florida State Mid-Bay Bridge Authority Revenue,
                                6.05%, 10/1/22                                          2,838,743
 7,500,000      NR/Baa2       Tallahassee Florida Health, 6.375%, 12/1/30               7,919,250
                                                                                     ------------
                                                                                     $ 20,892,433
                                                                                     ------------
                              Illinois - 7.8%
 9,000,000      AAA/Aaa       Chicago Illinois, 5.5%, 1/1/35                         $  9,440,190
10,000,000      NR/Baa3       Illinois Educational Facilities Authority,
                                6.25%, 5/1/30                                          10,757,900
10,000,000      AAA/Aaa       Metropolitan Pier & Expo, 5.25%, 6/15/42                 10,346,800
 5,000,000      AAA/Aaa       Metropolitan Pier & Expo, 7.0%, 7/1/26                    6,367,250
                                                                                     ------------
                                                                                     $ 36,912,140
                                                                                     ------------
                              Indiana - 6.5%
 5,000,000      A+/A2         Indiana Health & Educational Facilities Authority,
                                4.75%, 2/15/34                                       $  4,784,050
 4,100,000      AAA/Aaa       Indianapolis Indiana Utilities District,
                                4.0%, 6/1/11                                            4,103,526
19,000,000      BBB+/Baa1     Indianapolis State Development Finance Authority,
                                5.6%, 12/1/32                                          19,515,470
 2,500,000      AAA/Aaa       St. Joseph County Indiana Authority,
                                4.5%, 8/15/18                                           2,466,325
                                                                                     ------------
                                                                                     $ 30,869,371
                                                                                     ------------
                              Kentucky - 0.5%
 2,000,000      NR/NR         Kentucky Economic Development Finance
                                Authority, 6.625%, 10/1/28                           $  2,144,300
                                                                                     ------------
                                                                                     $  2,144,300
                                                                                     ------------
                              Massachusetts - 6.4%
20,000,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                5.4%, 12/1/28                                        $ 20,539,000
 5,740,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                6.2%, 7/1/38                                            5,884,418
 5,000,000      AA/Aa2        Massachusetts State Water Authority,
                                4.0%, 8/1/46                                            4,071,150
                                                                                     ------------
                                                                                     $ 30,494,568
                                                                                     ------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                           Value
                              Maryland - 2.1%
$3,400,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                5.0%, 7/1/24                                   $  3,612,568
 1,865,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                5.0%, 7/1/24                                      1,960,339
 4,000,000      NR/A3         Maryland State Health & Higher Educational
                              Facilities, 6.75%, 7/1/30                           4,442,000
                                                                               ------------
                                                                               $ 10,014,907
                                                                               ------------
                              Michigan - 1.6%
 5,000,000      AA/Aa2        Michigan State Hospital Finance Authority,
                                5.5%, 11/15                                    $  5,138,400
 1,000,000      AA/Aa2        North Muskegon Michigan Public Schools,
                                5.25%, 5/1/28                                     1,070,790
 1,210,000      AA/Aa2        North Muskegon Michigan Public Schools,
                                5.25%, 5/1/33                                     1,295,656
                                                                               ------------
                                                                               $  7,504,846
                                                                               ------------
                              Minnesota - 1.1%
 5,000,000      A-/A2         Minnesota Health Care Revenue,
                                5.75%, 11/15/32                                $  5,261,550
                                                                               ------------
                                                                               $  5,261,550
                                                                               ------------
                              Mississippi - 1.1%
 5,500,000      AAA/Aaa       Harrison County Mississippi Wastewater,
                                4.75%, 2/1/27                                  $  5,372,620
                                                                               ------------
                                                                               $  5,372,620
                                                                               ------------
                              Montana - 0.6%
 2,785,000      AAA/Aaa       Forsyth Montana Pollution Control Revenue,
                                5.0%, 3/1/31                                   $  2,829,142
                                                                               ------------
                                                                               $  2,829,142
                                                                               ------------
                              North Carolina - 2.8%
12,000,000      BBB/Baa2      North Carolina Eastern Municipal Power,
                                6.0%, 1/1/22                                   $ 13,380,360
                                                                               ------------
                                                                               $ 13,380,360
                                                                               ------------
                              North Dakota - 0.7%
 3,000,000      NR/Baa2       Grand Forks North Dakota Health Care Systems,
                                7.125%, 8/15/24                                $  3,280,770
                                                                               ------------
                                                                               $  3,280,770
                                                                               ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              New York - 5.0%
$  285,000      AAA/Aaa       Long Island Power Authority, 5.125%, 12/1/22         $    294,730
   615,000      AAA/Aaa       Long Island Power Authority, 5.125%, 12/1/22              632,073
 3,820,000      AAA/Aaa       Metropolitan Transportation Authority NY,
                                4.75%, 4/1/28                                         3,994,383
 5,500,000      AA-/A1        New York State Dormitory Authority Revenue,
                                5.25%, 5/15/15                                        5,841,055
 1,425,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/11                                         1,584,044
 1,950,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/11                                         2,164,227
 5,250,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/13                                         6,234,585
 1,000,000      A/A2          New York State Urban Development Corp.,
                                5.125%, 7/1/21                                        1,033,460
 1,500,000      AA-/A1        Port Authority of NY & NJ, Ninety Third Series,
                                6.125%, 6/1/94                                        1,727,175
                                                                                   ------------
                                                                                   $ 23,505,732
                                                                                   ------------
                              Ohio - 0.8%
 4,000,000      AAA/Aaa       Cleveland-Cuyahoga County Ohio Port. Authority
                                Revenue., 4.5%, 8/1/36                             $  3,731,560
                                                                                   ------------
                                                                                   $  3,731,560
                                                                                   ------------
                              Oklahoma - 1.3%
 5,590,000      AAA/Aaa       McGee Creek Authority Water Revenue,
                                6.0%, 1/1/23                                       $  6,321,116
                                                                                   ------------
                                                                                   $  6,321,116
                                                                                   ------------
                              Pennsylvania - 3.8%
10,000,000      AAA/Aaa       Lehigh County PA Industrial Development Authority
                                Pollution Control, 4.75%, 2/15/27                     9,857,200
 5,000,000      A+/Aa3        Pennsylvania State Higher Education,
                                6.0%, 1/15/31                                         5,384,100
 3,000,000      AAA/Aaa       Southeastern PA Transportation Authority PA,
                                4.75%, 3/1/29                                         2,938,620
                                                                                   ------------
                                                                                   $ 18,179,920
                                                                                   ------------
                              South Carolina - 6.8%
 1,000,000      A/A2          Dorchester, SC County School District,
                                5.25%, 12/1/29                                     $  1,020,480
 7,000,000      AA-/Aa3       Greenville, SC County School District,
                                5.5%, 12/1/28                                         7,590,800
15,000,000      BBB/Baa2      Piedmont Municipal Power Agency, 5.25%, 1/1/21         15,017,850

The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)


                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              South Carolina - (continued)
$7,500,000      NR/NR         South Carolina Jobs Economic Development
                                Authority, 7.375%, 12/15/21                     $  8,640,450
                                                                                ------------
                                                                                $ 32,269,580
                                                                                ------------
                              Texas - 6.3%
 2,245,000      AAA/Aaa       Austin Texas Utilities System Revenue,
                                12.5%, 11/15/07                                 $  2,500,189
 7,755,000      AAA/Aaa       Austin Texas Utilities System Revenue,
                                12.5%, 11/15/07                                    8,628,523
 4,475,000      AAA/Aaa       Crowley Texas Independent School District,
                                3.5%, 8/1/36                                       3,396,704
 3,000,000      AAA/Aaa       Houston TX Independent School District,
                                4.75%, 2/15/22                                     3,004,980
 7,500,000      AAA/Aaa       Houston, TX Independent School District,
                                4.25%, 2/15/26                                     6,907,275
    10,000      AAA/Aaa       Lower Colorado River Authority Texas Revenue,
                                5.625%, 1/1/17                                        11,040
 5,000,000      AA/Aa1        San Antonio Texas Electricity & Gas, Series A,
                                4.5%, 2/1/21                                       4,905,450
                                                                                ------------
                                                                                $ 29,354,161
                                                                                ------------
                              Virginia - 1.8%
 2,500,000      AAA/Aaa       Loudoun County VA Sanitation Authority,
                                4.75%, 1/1/30                                   $  2,492,975
 3,085,000      AA+/Aa1       Virginia State Public School Revenue,
                                4.75%, 8/1/26                                      3,105,485
 2,235,000      AA+/Aa1       Virginia State Public School Revenue,
                                4.75%, 8/1/27                                      2,242,353
                                                                                ------------
                                                                                $  7,840,813
                                                                                ------------
                              Washington - 4.9%
   700,000      AAA/Aaa       CDP-King County III WA Lease Revenue,
                                5.25%, 6/1/26                                   $    713,209
 5,055,000      AA/Aa2        Douglas County WA Public Utilities,
                                8.75%, 9/1/18                                      5,396,617
 3,042,000      AAA/NR        Seattle, WA Housing Authority, 6.6%, 8/20/38         3,151,086
 6,290,000      NR/NR         Vancouver WA Housing Authority, 5.65%, 3/1/31        5,992,294
 7,750,000      AAA/Aaa       Washington State, 4.5%, 7/1/23                       7,534,550
                                                                                ------------
                                                                                $ 22,787,756
                                                                                ------------


20    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                  Value
                               West Virginia - 3.5%
$12,055,000      NR/A2         West VA State Hospital Finance Authority,
                                 6.75%, 9/1/30                                         $ 13,419,385
  2,945,000      NR/A2         West VA State Hospital Finance Authority,
                                 6.75%, 9/1/30                                            3,190,554
                                                                                       ------------
                                                                                       $ 16,609,939
                                                                                       ------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $434,737,360)                                     $468,289,258
                                                                                       ------------
    Shares
                               TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.7%
  7,863,283                    Blackrock Liquidity Funds Municipal Fund Portfolio      $  7,863,283
                                                                                       ------------
                               TOTAL TAX-EXEMPT MONEY MARKET
                               MUTUAL FUND
                               (Cost $7,863,283)                                       $  7,863,283
                                                                                       ------------
                               TOTAL INVESTMENTS IN SECURITIES - 100.6%
                               (Cost: $442,600,643) (a)                                $476,152,541
                                                                                       ------------
                               OTHER ASSETS AND LIABILITIES - (0.6)%                   $ (3,021,239)
                                                                                       ------------
                               TOTAL NET ASSETS - 100.0%                               $473,131,302
                                                                                       ============

*    Non-income producing security.

NR   Not rated by either S&P or Moody's

(a) At June 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $438,850,009 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost.                                         $ 39,735,126
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value.                                           (2,432,594)
                                                                               ------------
     Net unrealized gain                                                       $ 37,302,532
                                                                               ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2006 aggregated $29,414,254 and $19,418,593, respectively.


The accompanying notes are an integral part of these financial statements.   21

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities at value (cost $442,600,643)     $476,152,541
  Receivables -
    Investment securities sold                                   700,970
    Fund shares sold                                              82,968
    Dividends, interest and foreign taxes withheld             7,064,982
  Other                                                           23,255
                                                            ------------
     Total assets                                           $484,024,716
                                                            ------------
LIABILITIES:
  Payables -
    Investment securities purchased                         $  9,355,938
    Fund shares repurchased                                      653,058
    Dividends                                                    631,535
  Due to bank                                                    204,400
  Due to affiliates                                               39,904
  Accrued expenses                                                 8,579
                                                            ------------
     Total liabilities                                      $ 10,893,414
                                                            ------------
NET ASSETS:
  Paid-in capital                                           $432,531,213
  Undistributed net investment income                          3,477,823
  Accumulated net realized gain on investments                 3,570,368
  Net unrealized gain on investments                          33,551,898
                                                            ------------
     Total net assets                                       $473,131,302
                                                            ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $26,936,144/1,945,208 shares)           $      13.85
                                                            ============
  Class B (based on $3,656,103/265,207 shares)              $      13.79
                                                            ============
  Class C (based on $2,673,837/194,284 shares)              $      13.76
                                                            ============
  Investor Class (based on $439,865,218/31,913,083
    shares)                                                 $      13.78
                                                            ============
MAXIMUM OFFERING PRICE:
  Class A ($13.85 [divided by] 95.5%)                       $      14.50
                                                            ============


22    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06

INVESTMENT INCOME:
  Interest                                                                 $ 12,847,645
                                                                           ------------
EXPENSES:
  Management fees                                          $1,133,901
  Transfer agent fees and expenses
    Class A                                                    15,941
    Class B                                                     1,447
    Class C                                                       565
    Investor Class                                            107,932
  Distribution fees
    Class A                                                    28,347
    Class B                                                    15,700
    Class C                                                     9,999
  Administrative reimbursements                                46,108
  Custodian fees                                                  181
  Registration fees                                            20,453
  Professional fees                                            30,465
  Printing expense                                             12,670
  Fees and expenses of nonaffiliated trustees                   5,792
  Miscellaneous                                                 9,109
                                                           ----------
     Total expenses                                                        $  1,438,610
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (7,156)
                                                                           ------------
     Net expenses                                                          $  1,431,454
                                                                           ------------
       Net investment income                                               $ 11,416,191
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on Investments                                         $  1,941,162
                                                                           ------------
  Change in net unrealized loss on investments                             $(12,033,245)
                                                                           ------------
    Net loss on investments                                                $(10,092,083)
                                                                           ------------
    Net increase in net assets resulting from operations                   $  1,324,108
                                                                           ============


The accompanying notes are an integral part of these financial statements.   23

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05

                                                              Six Months
                                                                 Ended
                                                                6/30/06        Year Ended
                                                              (unaudited)       12/31/05
FROM OPERATIONS:
Net investment income                                       $  11,416,191    $  23,049,624
Net realized gain on investments                                1,941,162       10,655,557
Change in net unrealized loss on investments                  (12,033,245)     (10,336,729)
                                                            -------------    -------------
    Net increase in net assets resulting from operations    $   1,324,108    $  23,368,452
                                                            -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.31 and $0.64 per share, respectively)       $    (496,802)   $    (318,149)
    Class B ($0.26 and $0.55 per share, respectively)             (58,802)         (25,269)
    Class C ($0.26 and $0.54 per share, respectively)             (37,353)         (18,038)
    Investor Class ($0.32 and $0.69 per share,
     respectively)                                            (10,494,973)     (23,149,406)
Net realized gain:
    Class A ($0.00 and $0.29 per share, respectively)                   -         (286,210)
    Class B ($0.00 and $0.29 per share, respectively)                   -          (27,642)
    Class C ($0.00 and $0.29 per share, respectively)                   -          (22,633)
    Investor Class ($0.00 and $0.29 per share,
     respectively)                                                      -       (9,365,690)
                                                            -------------    -------------
     Total distributions to shareowners                     $ (11,087,930)   $ (33,213,037)
                                                            -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  19,457,614    $  27,797,893
Reinvestment of distributions                                   7,263,213       23,229,179
Cost of shares repurchased                                    (26,742,983)     (74,953,994)
                                                            -------------    -------------
    Net decrease in net assets resulting from
     Fund share transactions                                $     (22,156)   $ (23,926,922)
                                                            -------------    -------------
    Net decrease in net assets                              $  (9,785,978)   $ (33,771,507)
NET ASSETS:
Beginning of period                                           482,917,280      516,688,787
                                                            -------------    -------------
End of period (including undistributed net investment
  income of $3,477,823 and $3,149,562, respectively)        $ 473,131,302    $ 482,917,280
                                                            =============    =============


24    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares       '06 Amount       '05 Shares      '05 Amount
                                  (unaudited)      (unaudited)
CLASS A
Shares sold                         1,144,475     $  16,087,749       1,635,540    $  23,541,141
Reinvestment of distributions          17,303           242,101          25,947          367,905
Less shares repurchased              (351,383)       (4,931,934)       (542,448)      (7,802,346)
                                    ---------     -------------       ---------    -------------
    Net increase                      810,395     $  11,397,916       1,119,039    $  16,106,700
                                    =========     =============       =========    =============
CLASS B
Shares sold                           102,662     $   1,436,158         177,267    $   2,523,705
Reinvestment of distributions             884            12,320           1,136           15,994
Less shares repurchased                (6,674)          (93,124)        (10,767)        (155,303)
                                    ---------     -------------       ---------    -------------
    Net increase                       96,872     $   1,355,354         167,636    $   2,384,396
                                    =========     =============       =========    =============
CLASS C
Shares sold                           112,443     $   1,571,491         121,358    $   1,733,047
Reinvestment of distributions           1,292            17,956           1,146           16,098
Less shares repurchased                (3,716)          (51,791)        (38,938)        (547,462)
                                    ---------     -------------       ---------    -------------
    Net increase                      110,019     $   1,537,656          83,566    $   1,201,683
                                    =========     =============       =========    =============
INVESTOR CLASS
Shares sold                            25,978     $     362,216               -    $           -
Reinvestment of distributions         501,594         6,990,836       1,604,146       22,829,182
Less shares repurchased            (1,552,506)      (21,666,134)     (4,627,035)     (66,448,883)
                                   ----------     -------------      ----------    -------------
    Net decrease                   (1,024,934)    $ (14,313,082)     (3,022,889)   $ (43,619,701)
                                   ==========     =============      ==========    =============


The accompanying notes are an integral part of these financial statements.   25

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    6/30/06     Year Ended
                                                                  (unaudited)    12/31/05
CLASS A
Net asset value, beginning of period                               $ 14.13       $ 14.38
                                                                   -------       -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.28       $  0.54
 Net realized and unrealized gain (loss) on investments              (0.25)         0.14
                                                                   -------       -------
  Net increase from investment operations                          $  0.03       $  0.68
Distributions to shareowners:
 Net income                                                          (0.31)        (0.64)
 Net realized gain                                                       -         (0.29)
                                                                   -------       -------
Net increase (decrease) in net asset value                         $ (0.28)      $ (0.25)
                                                                   -------       -------
Net asset value, end of period                                     $ 13.85       $ 14.13
                                                                   =======       =======
Total return*                                                         0.19%         4.81%
Ratio of net expenses to average net assets+                          0.87%**       0.87%
Ratio of net investment income to average net assets+                 4.52%**       4.42%
Portfolio turnover rate                                                  8%**         12%
Net assets, end of period (in thousands)                           $26,936       $16,033
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                         0.92%**       1.16%
 Net investment income                                                4.47%**       4.13%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.87%**       0.87%
 Net investment income                                                4.52%**       4.42%

                                                                  Year Ended    Year Ended   Year Ended   Year Ended
                                                                 12/31/04 (a)    12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                               $ 14.45       $ 14.46      $ 13.98      $ 13.97
                                                                   -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.61(b)    $  0.66      $  0.66      $  0.66
 Net realized and unrealized gain (loss) on investments               0.14          0.13         0.69         0.02
                                                                   -------       -------      -------      -------
  Net increase from investment operations                          $  0.75       $  0.79      $  1.35      $  0.68
Distributions to shareowners:
 Net income                                                          (0.60)        (0.63)       (0.64)       (0.64)
 Net realized gain                                                   (0.22)        (0.17)       (0.23)       (0.03)
                                                                   -------       -------      -------      -------
Net increase (decrease) in net asset value                         $ (0.07)      $ (0.01)     $  0.48      $  0.01
                                                                   -------       -------      -------      -------
Net asset value, end of period                                     $ 14.38       $ 14.45      $ 14.46      $ 13.98
                                                                   =======       =======      =======      =======
Total return*                                                         5.40%         5.66%        9.99%        4.92%
Ratio of net expenses to average net assets+                          0.91%         0.87%        0.89%        0.98%
Ratio of net investment income to average net assets+                 4.25%         4.58%        4.74%        4.63%
Portfolio turnover rate                                                  7%           20%          19%           9%
Net assets, end of period (in thousands)                           $   227       $ 6,538      $ 3,787      $ 1,273
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                         0.91%         0.87%        0.89%        0.98%
 Net investment income                                                4.25%         4.58%        4.74%        4.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.91%         0.87%        0.89%        0.98%
 Net investment income                                                4.25%         4.58%        4.74%        4.63%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                    Ended
                                                                   6/30/06     Year Ended
                                                                 (unaudited)    12/31/05
CLASS B
Net asset value, beginning of period                              $ 14.07       $ 14.34
                                                                  -------       -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.23       $  0.45
 Net realized and unrealized gain (loss) on investments             (0.25)         0.12
                                                                  -------       -------
  Net increase (decrease) from investment operations              $ (0.02)      $  0.57
Distributions to shareowners:
 Net income                                                         (0.26)        (0.55)
 Net realized gain                                                      -         (0.29)
                                                                  -------       -------
Net increase (decrease) in net asset value                        $ (0.28)      $ (0.27)
                                                                  -------       -------
Net asset value, end of period                                    $ 13.79       $ 14.07
                                                                  =======       =======
Total return*                                                       (0.15)%        4.02%
Ratio of net expenses to average net assets+                         1.57%**       1.41%
Ratio of net investment income to average net assets+                3.83%**       3.90%
Portfolio turnover rate                                                 8%**         12%
Net assets, end of period (in thousands)                          $ 3,656       $ 2,369
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.62%**       1.68%
 Net investment income                                               3.78%**       3.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.57%**       1.41%
 Net investment income                                               3.83%**       3.90%

                                                                  Year Ended    Year Ended   Year Ended   Year Ended
                                                                 12/31/04 (a)    12/31/03     12/31/02     12/31/01
CLASS B
Net asset value, beginning of period                               $ 14.42       $ 14.42      $ 13.95      $ 13.94
                                                                   -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.49(b)    $  0.55      $  0.55      $  0.55
 Net realized and unrealized gain (loss) on investments               0.14          0.14         0.68         0.02
                                                                   -------       -------      -------      -------
  Net increase (decrease) from investment operations               $  0.63       $  0.69      $  1.23      $  0.57
Distributions to shareowners:
 Net income                                                          (0.49)        (0.52)       (0.53)       (0.53)
 Net realized gain                                                   (0.22)        (0.17)       (0.23)       (0.03)
                                                                   -------       -------      -------      -------
Net increase (decrease) in net asset value                         $ (0.08)      $     -      $  0.47      $  0.01
                                                                   -------       -------      -------      -------
Net asset value, end of period                                     $ 14.34       $ 14.42      $ 14.42      $ 13.95
                                                                   =======       =======      =======      =======
Total return*                                                         4.52%         4.93%        9.07%        4.14%
Ratio of net expenses to average net assets+                          1.70%         1.66%        1.68%        1.73%
Ratio of net investment income to average net assets+                 3.49%         3.78%        3.86%        3.87%
Portfolio turnover rate                                                  7%           20%          19%           9%
Net assets, end of period (in thousands)                           $    10       $ 3,141      $ 2,494      $ 1,236
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                         1.70%         1.66%        1.68%        1.73%
 Net investment income                                                3.49%         3.78%        3.86%        3.87%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.70%         1.66%        1.68%        1.73%
 Net investment income                                                3.49%         3.78%        3.86%        3.87%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    27

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        Six Months
                                                                                          Ended
                                                                                         6/30/06     Year Ended
                                                                                       (unaudited)    12/31/05
CLASS C
Net asset value, beginning of period                                                    $ 14.04       $ 14.34
                                                                                        -------       -------
Increase (decrease) from investment operations:
 Net investment income                                                                  $  0.21       $  0.44
 Net realized and unrealized gain (loss) on investments                                   (0.23)         0.09
                                                                                        -------       -------
  Net increase (decrease) from investment operations                                    $ (0.02)      $  0.53
Distributions to shareowners:
 Net income                                                                               (0.26)        (0.54)
 Net realized gain                                                                            -         (0.29)
                                                                                        -------       -------
Net decrease in net asset value                                                         $ (0.28)      $ (0.30)
                                                                                        -------       -------
Net asset value, end of period                                                          $ 13.76       $ 14.04
                                                                                        =======       =======
Total return*                                                                             (0.14)%        3.78%
Ratio of net expenses to average net assets+                                               1.53%**       1.38%
Ratio of net investment income to average net assets+                                      3.84%**       3.87%
Portfolio turnover rate                                                                       8%**         12%
Net assets, end of period (in thousands)                                                $ 2,674       $ 1,183
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              1.58%**       1.63%
 Net investment income                                                                     3.79%**       3.62%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                              1.53%**       1.38%
 Net investment income                                                                     3.84%**       3.87%

                                                                                        Year Ended      10/01/03 (b)
                                                                                       12/31/04 (a)     to 12/31/03
CLASS C
Net asset value, beginning of period                                                     $ 14.42        $    14.45
                                                                                         -------        ----------
Increase (decrease) from investment operations:
 Net investment income                                                                   $  0.47(c)     $     0.16
 Net realized and unrealized gain (loss) on investments                                     0.14              0.04
                                                                                         -------        ----------
  Net increase (decrease) from investment operations                                     $  0.61        $     0.20
Distributions to shareowners:
 Net income                                                                                (0.47)            (0.13)
 Net realized gain                                                                         (0.22)            (0.10)
                                                                                         -------        ----------
Net decrease in net asset value                                                          $ (0.08)       $    (0.03)
                                                                                         -------        ----------
Net asset value, end of period                                                           $ 14.34        $    14.42
                                                                                         =======        ==========
Total return*                                                                               4.38%             1.40%^
Ratio of net expenses to average net assets+                                                1.84%             1.87%**
Ratio of net investment income to average net assets+                                       3.35%             4.36%**
Portfolio turnover rate                                                                        7%               20%
Net assets, end of period (in thousands)                                                 $    10        $      100
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               1.84%            43.13%**
 Net investment income                                                                      3.35%           (36.90)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.84%             1.87%**
 Net investment income                                                                      3.35%             4.36%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Initial issue date of Class C Shares.
(c) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
^   Not annualized.
+   Ratios assuming no reduction for fees paid indirectly.

28    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    6/30/06      Year Ended
                                                                  (unaudited)     12/31/05
INVESTOR CLASS
Net asset value, beginning of period                               $ 14.07        $  14.36
                                                                   -------        --------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.33        $   0.79
 Net realized and unrealized gain (loss) on investments              (0.30)          (0.10)
                                                                   -------        --------
  Net increase from investment operations                          $  0.03        $   0.69
Distributions to shareowners:
 Net income                                                          (0.32)          (0.69)
 Net realized gain                                                       -           (0.29)
                                                                   -------        --------
Net increase (decrease) in net asset value                         $ (0.29)       $  (0.29)
                                                                   -------        --------
Net asset value, end of period                                     $ 13.78        $  14.07
                                                                   =======        ========
Total return*                                                         0.24%           4.88%
Ratio of net expenses to average net assets+                          0.58%**         0.58%
Ratio of net investment income to average net assets+                 4.82%**         4.69%
Portfolio turnover rate                                                  8%**           12%
Net assets, end of period (in thousands)                           $439,865       $463,333
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.58%**         0.58%
 Net investment income                                                4.82%**         4.69%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.58%**         0.58%
 Net investment income                                                4.82%**         4.69%

                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 12/31/04(a)    12/31/03     12/31/02     12/31/01
INVESTOR CLASS
Net asset value, beginning of period                              $ 14.44       $  14.45     $  13.97    $  13.96
                                                                  --------      --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.67(b)    $   0.70     $   0.71    $   0.71
 Net realized and unrealized gain (loss) on investments              0.11           0.13         0.69        0.02
                                                                  --------      --------     --------    --------
  Net increase from investment operations                         $  0.78       $   0.83     $   1.40    $   0.73
Distributions to shareowners:
 Net income                                                         (0.64)         (0.67)       (0.69)      (0.69)
 Net realized gain                                                  (0.22)         (0.17)       (0.23)      (0.03)
                                                                  --------      --------     --------    --------
Net increase (decrease) in net asset value                        $ (0.08)      $  (0.01)    $   0.48    $   0.01
                                                                  --------      --------     --------    --------
Net asset value, end of period                                    $ 14.36       $  14.44     $  14.45    $  13.97
                                                                  =======       ========     ========    ========
Total return*                                                        5.63%          5.96%       10.33%       5.30%
Ratio of net expenses to average net assets+                         0.63%          0.61%        0.61%       0.62%
Ratio of net investment income to average net assets+                4.78%          4.83%        4.91%       5.01%
Portfolio turnover rate                                                 7%            20%          19%          9%
Net assets, end of period (in thousands)                          $516,442      $563,305     $569,484    $533,803
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.63%          0.61%        0.61%       0.62%
 Net investment income                                               4.78%          4.83%        4.91%       5.01%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.63%          0.61%        0.61%       0.62%
 Net investment income                                               4.78%          4.83%        4.91%       5.01%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    29

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) (effective January 20, 2006, the Fund changed its name from Pioneer Municipal Bond Fund to Pioneer AMT-Free Municipal Fund) is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Municipal Bond Fund, Inc. Safeco Municipal Bond Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Municipal Bond Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the exchange. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                          2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax-exempt income                  $23,133,946
  Ordinary income                        966,312
  Long-term capital gain               9,112,779
                                     -----------
    Total                            $33,213,037
                                     ===========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005:

--------------------------------------------------------------------------------
                                         2005
--------------------------------------------------------------------------------
  Undistributed long-term gain      $ 1,629,206
  Dividends payable                    (601,072)
  Unrealized appreciation            49,335,777
                                    -----------
    Total                           $50,363,911
                                    ===========
--------------------------------------------------------------------------------


    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $6,928 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.87% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                    (continued)
--------------------------------------------------------------------------------

expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.62% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $24,360 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates. Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $15,189 in transfer agent fees payable to PIMSS at June 30, 2006.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $355 in distribution fees payable to PFD at June 30, 2006.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $1,020 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

     Trustees                                   Officers
     John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
     David R. Bock                              Osbert M. Hood, Executive Vice
     Mary K. Bush                                 President
     Margaret B.W. Graham                       Vincent Nave, Treasurer
     Thomas J. Perna                            Dorothy E. Bourassa, Secretary
     Marguerite A. Piret
     John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                       pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                            -----------------------
                                      AMPAC
                                     GROWTH
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/06

                                  [LOGO]PIONEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                       2

Portfolio Management Discussion                             4

Portfolio Summary                                           8

Prices and Distributions                                    9

Performance Update                                         10

Comparing Ongoing Fund Expenses                            14

Schedule of Investments                                    16

Financial Statements                                       20

Notes to Financial Statements                              28

Trustees, Officers and Service Providers                   35

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,

/s/osbertmhood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

Concerns about higher interest rates and their potential impact on economic growth depressed stock prices in the final weeks of Pioneer AmPac Growth Fund's six-month reporting period ended June 30, 2006. However, as Rosellen Papp, a member of the Fund's management team, discusses in the following interview, she believes the outlook is far from bleak, and the correction is providing attractive buying opportunities.

Q: The first four months of 2006 were marked by generally strong economic reports and rising stock prices. What precipitated the subsequent decline?

A: The Federal Reserve Board (the Fed) raised short-term interest rates to 5% on May 10, a development that was widely expected. However, rather than sending a clear signal that it was finished raising rates, the Fed said that further increases "may yet be needed." This event is generally considered to be the catalyst in the drop in stock prices, although it arguably should not have come as a surprise to those who follow the Fed. The May 17 release of worse-than-anticipated U.S. inflation data (year-over-year core inflation rose from 2.1% in March to 2.3% in April) sparked a further decline in stocks.

     The Fed has not signaled a change in course or policy, and we do not believe that the underlying economic fundamentals have changed materially. The correction appears to reflect a general reduction in risk appetite rather than a response to a specific fundamental deterioration. Incidentally, the riskiest asset classes, which had generally led the rally in the first four months of the year, were the worst hit.

Q:   How did the Fund perform in this environment?

A: With investors demonstrating an increased aversion to risk, we witnessed a flight to quality during the stock market correction. This benefited the more well-established, higher-quality companies, such as those included in your portfolio.

     For the six months ended June 30, 2006, Class A shares rose 0.37% at net asset value. In comparison, the average return of the 725
     Large-Capitalization Growth Funds tracked by Lipper Inc., was -2.36%. The Russell 1000 Growth Index, the Fund's benchmark, posted a return of -0.93%, for the same period. The Fund's

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investments in the industrial and financial sectors proved rewarding, but a slightly higher-than-benchmark weighting in technology stocks detracted from performance as this sector underperformed during the six months.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Technology stocks have languished for several months. Why is that?

A: In general the market remains nervous about the technology sector, but we continue to believe strongly in its future. Technology is driving dramatic cost structure reductions, improving productivity and increasing the standard of living around the globe. We think the successful application of new technologies will be a key driver of global growth for years to come.

     Today, technology companies are priced at one of the lowest valuation points relative to their earnings per share - providing tremendous value. We focused Fund holdings in the highest-quality, most dominant companies in the sector. The semiconductor wafer fabrication equipment company Applied Materials and Adobe Systems, which has a strong market niche in graphics, photography and digital imaging, exemplifies our strategy. Another holding, Intel, struggled during the six months, but we think its tremendous research and development capabilities will help it regain market share.

Q: The Fund's investments in the industrial and financial sectors were positive contributors to performance. Could you mention some of them?

A: Expeditor's International of Washington, which operates an airfreight forwarding company with China-to-Europe and China- to-United States trade routes, has been very successful. New business and air-freight tonnage have grown rapidly without corresponding increases in expenses. Emerson Electric is experiencing

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

     rising order growth, which is directly tied, we think, to the strength of the economy. United Parcel Services (UPS), the largest air and ground package delivery carrier is benefiting from the increased growth of its small package and international businesses.

     In the financial sector, both State Street and T. Rowe Price are enjoying strong global demand for their retirement services. In addition, State Street is profiting from its acquisition of the custodial business of Deutsche Bank, which has opened new business opportunities in Europe. UCBH Holdings, which is a commercial bank that caters to the Chinese-American population, is expanding its presence in New York, Hong Kong and China. While this build out is pressuring earnings near term, we think the investment in infrastructure will pay off longer term. This company is a good example of the portfolio's investment strategy of offering shareowners exposure to Asian economies by investing in American companies - eliminating many of the risks associated with investing directly in developing markets.

Q:   Any notable purchases or sales in the portfolio?

A: We like to buy companies with the intention of holding them for the long term to keep the portfolio's turnover rate well below the industry average. However, the prices of many stocks that we have been following for some time became quite compelling during the market correction this spring. As a result, we added three new stocks to the portfolio.

     Coach, the designer of classic accessories, handbags and other leather goods, is profiting from strong demand in Japan as well as in America. International Speedway, a leading promoter of motor sports activities in the United States, owns and operates 11 of the nation's motor sports entertainment facilities. We believe that management's efforts to attract fans and increase attendance in urban areas will pay off. Finally, we added the discount retailer Target to the portfolio.

     To help purchase these three new holdings, we scaled back investments in State Street, Expeditors International and Emerson Electric - selling during periods of market strength. We also eliminated American International Group (AIG) from the portfolio. We have concerns about the quality of AIG's future earnings, especially in

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     light of the impact of recent hurricanes on the property and casualty insurance business.

Q:   Are you optimistic about the balance of the Fund's fiscal year?

A: We are upbeat and looking past the market's reaction this spring. We do not believe the underlying economic fundamentals have changed or that we have reached a turning point in the economy. There has been some profit-taking, but that is understandable given the interest rate concerns.

     We think that a short-term pullback can be healthy for the markets, which have rallied through the majority of the current cycle of rising interest rates. We believe that one or two more rate hikes should not have much impact on economic growth, barring any unexpected shocks. We intend to keep a sharp eye on stock valuations to ensure that prices remain reasonable relative to earnings prospects in this market environment.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                       90.2%
Depositary Receipts for International Stocks              5.1%
Temporary Cash Investment                                 4.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                  29.3%
Industrials                                             21.7%
Health Care                                             16.7%
Financials                                              11.4%
Consumer Discretionary                                  10.6%
Consumer Staples                                         7.3%
Energy                                                   3.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

    1.    WPP Group Plc                                     5.34%
    2.    State Street Corp.                                4.98
    3.    Expeditors International of Washington, Inc.      4.80
    4.    Johnson & Johnson                                 4.79
    5.    Medtronic, Inc.                                   4.69
    6.    General Electric Co.                              4.67
    7.    3M Co.                                            4.61
    8.    Microchip Technology                              4.60
    9.    T. Rowe Price Associates, Inc.                    4.53
   10.    Emerson Electric Co.                              4.31

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer AmPac Growth Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
-----------------------------------------------------------------------------

Net Asset Value Per Share
-----------------------------------------------------------------------------

                     Class          6/30/06          12/31/05
                    -------        ---------        ---------
                       A             $16.14           $16.08
                       B             $15.85           $15.87
                       C             $15.85           $15.87
                       R             $15.66           $15.64

Distributions Per Share
-----------------------------------------------------------------------------

                               1/1/06 - 6/30/06
                   -------------------------------------------
                             Net
                          Investment      Short-Term       Long-Term
              Class         Income       Capital Gains   Capital Gains
             -------    ------------    ---------------  --------------
                A        $    -          $     -           $     -
                B        $    -          $     -           $     -
                C        $    -          $     -           $     -
                R        $    -          $     -           $     -

----------------------------------------------------------------------------
INDEX DEFINITIONS
----------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10, 11, 12 and 13.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                               Net Asset       Public
                                 Value        Offering
 Period                          (NAV)       Price (POP)
 Life-of-Class
 (3/14/97)                       6.07%          5.40%
 5 Years                         0.14          -1.04
 1 Year                          5.79          -0.29
------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer AmPac              Russell 1000
                Growth Fund               Growth Index
3/97               9,425                     10,000
                  11,629                     11,891
6/98              13,143                     15,624
                  15,788                     19,884
6/00              22,521                     24,987
                  16,691                     15,949
6/02              14,077                     11,724
                  14,077                     12,069
6/04              16,670                     14,226
                  15,886                     14,466
6/06              16,805                     15,350


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

----------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                                  If             If
 Period                          Held         Redeemed
 Life-of-Class
 (3/14/97)                       5.23%          5.23%
 5 Years                        -0.69          -0.69
 1 Year                          4.69           0.69
----------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer AmPac              Russell 1000
                Growth Fund               Growth Index
3/97              10,000                     10,000
                  12,307                     11,891
6/98              13,800                     15,624
                  16,451                     19,884
6/00              23,288                     24,987
                  17,129                     15,949
6/02              14,342                     11,724
                  14,228                     12,069
6/04              16,733                     14,226
                  15,804                     14,466
6/06              16,545                     15,350

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)
                                  If         If
 Period                          Held     Redeemed
 Life-of-Class
 (3/14/97)                      5.23%       5.23%
 5 Years                       -0.69       -0.69
 1 Year                         4.69        4.69

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer AmPac              Russell 1000
                Growth Fund               Growth Index
3/97              10,000                     10,000
                  12,307                     11,891
6/98              13,800                     15,624
                  16,451                     19,884
6/00              23,288                     24,987
                  17,129                     15,949
6/02              14,342                     11,724
                  14,228                     12,069
6/04              16,722                     14,226
                  15,804                     14,466
6/06              16,545                     15,350

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)
                                  If         If
 Period                          Held     Redeemed
 Life-of-Class
 (3/14/97)                       5.29%      5.29%
 5 Years                        -0.80      -0.80
 1 Year                          4.12       4.12

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

               Pioneer AmPac              Russell 1000
                Growth Fund               Growth Index
3/97              10,000                     10,000
                  12,317                     11,891
6/98              13,852                     15,624
                  16,557                     19,884
6/00              23,501                     24,987
                  17,330                     15,949
6/02              14,542                     11,724
                  14,469                     12,069
6/04              17,038                     14,226
                  15,985                     14,466
6/06              16,644                     15,350

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on actual returns from January 1, 2006 through June 30, 2006

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/06
 Ending Account Value             $1,003.70      $  998.70      $  998.70      $1,001.30
 On 6/30/06
 Expenses Paid During Period*     $    6.21      $   11.35      $   11.30      $    8.19

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.29%, 2.28% and 1.65% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006

Share Class                             A              B              C              R
-----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/06
 Ending Account Value             $1,018.60      $1,013.44      $1,013.49      $1,016.61
 On 6/30/06
 Expenses Paid During Period*     $    6.26      $   11.43      $   11.38      $    8.25

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.29%, 2.28% and 1.65% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

   Shares                                                             Value
              COMMON STOCKS - 98.8%
              Energy - 2.9%
              Integrated Oil & Gas - 2.9%
    8,400     Chevron Corp.                                     $   521,304
                                                                -----------
              Total Energy                                      $   521,304
                                                                -----------
              Capital Goods - 13.4%
              Electrical Component & Equipment - 4.2%
    9,000     Emerson Electric Co.                              $   754,290
                                                                -----------
              Industrial Conglomerates - 9.2%
   10,000     3M Co.                                            $   807,700
   24,800     General Electric Co.                                  817,408
                                                                -----------
                                                                $ 1,625,108
                                                                -----------
              Total Capital Goods                               $ 2,379,398
                                                                -----------
              Transportation - 8.0%
              Air Freight & Couriers - 8.0%
   15,000     Expeditors International of Washington, Inc.*     $   840,150
    7,000     United Parcel Service                                 576,310
                                                                -----------
                                                                $ 1,416,460
                                                                -----------
              Total Transportation                              $ 1,416,460
                                                                -----------
              Consumer Durables & Apparel - 1.7%
              Apparel, Accessories & Luxury Goods - 1.7%
   10,000     Coach, Inc.*                                      $   299,000
                                                                -----------
              Total Consumer Durables & Apparel                 $   299,000
                                                                -----------
              Consumer Services - 2.6%
              Leisure Facilities - 2.6%
    9,800     International Speedway Corp.*                     $   454,426
                                                                -----------
              Total Consumer Services                           $   454,426
                                                                -----------
              Media - 5.3%
              Advertising - 5.3%
   15,500     WPP Group Plc                                     $   934,495
                                                                -----------
              Total Media                                       $   934,495
                                                                -----------

16  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
              Retailing - 1.0%
              General Merchandise Stores - 1.0%
    3,500     Target Corp.                                      $   171,045
                                                                -----------
              Total Retailing                                   $   171,045
                                                                -----------
              Food, Beverage & Tobacco - 3.1%
              Packaged Foods & Meats - 3.1%
   12,250     William Wrigley Jr. Co.                           $   555,660
                                                                -----------
              Total Food, Beverage & Tobacco                    $   555,660
                                                                -----------
              Household & Personal Products - 4.1%
              Household Products - 4.1%
   12,000     Colgate-Palmolive Co.                             $   718,800
                                                                -----------
              Total Household & Personal Products               $   718,800
                                                                -----------
              Health Care Equipment & Services - 10.0%
              Health Care Equipment - 8.7%
   17,500     Medtronic, Inc.                                   $   821,100
   17,000     Stryker Corp.*                                        715,870
                                                                -----------
                                                                $ 1,536,970
                                                                -----------
              Health Care Technology - 1.3%
    9,000     IMS Health, Inc.                                  $   241,650
                                                                -----------
              Total Health Care Equipment & Services            $ 1,778,620
                                                                -----------
              Pharmaceuticals & Biotechnology - 6.4%
              Pharmaceuticals - 6.4%
    5,500     Eli Lilly & Co.                                   $   303,985
   14,000     Johnson & Johnson                                     838,880
                                                                -----------
                                                                $ 1,142,865
                                                                -----------
              Total Pharmaceuticals & Biotechnology             $ 1,142,865
                                                                -----------
              Banks - 1.9%
              Regional Banks - 1.9%
   20,500     UCBH Holdings, Inc. (b)                           $   339,070
                                                                -----------
              Total Banks                                       $   339,070
                                                                -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
              Diversified Financials - 9.4%
              Asset Management & Custody Banks - 9.4%
   15,000     State Street Corp.                                $   871,350
   21,000     T. Rowe Price Associates, Inc.                        794,010
                                                                -----------
                                                                $ 1,665,360
                                                                -----------
              Total Diversified Financials                      $ 1,665,360
                                                                -----------
              Software & Services - 6.5%
              Application Software - 2.4%
   14,000     Adobe Systems, Inc.*                              $   425,040
                                                                -----------
              Systems Software - 4.1%
   31,000     Microsoft Corp.                                   $   722,300
                                                                -----------
              Total Software & Services                         $ 1,147,340
                                                                -----------
              Technology Hardware & Equipment - 10.5%
              Communications Equipment - 4.0%
   36,000     Cisco Systems, Inc.*                              $   703,080
                                                                -----------
              Computer Hardware - 3.3%
    7,500     IBM Corp.*                                        $   576,150
                                                                -----------
              Computer Storage & Peripherals - 1.7%
   27,500     EMC Corp.*                                        $   301,675
                                                                -----------
              Electronic Equipment & Instruments - 1.5%
   10,000     National Instruments Corp.                        $   274,000
                                                                -----------
              Total Technology Hardware & Equipment             $ 1,854,905
                                                                -----------
              Semiconductors - 12.0%
              Semiconductor Equipment - 0.9%
   10,400     Applied Materials, Inc.                           $   169,312
                                                                -----------
              Semiconductors - 11.1%
   34,500     Intel Corp.                                       $   653,775
   15,000     Linear Technology Corp. (b)                           502,350
   24,000     Microchip Technology                                  805,200
                                                                -----------
                                                                $ 1,961,325
                                                                -----------
              Total Semiconductors                              $ 2,130,637
                                                                -----------
              TOTAL COMMON STOCKS
              (Cost $14,552,078)                                $17,509,385
                                                                -----------

18  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
              TEMPORARY CASH INVESTMENT - 4.8%
              Security Lending Collateral - 4.8%
  858,063     Securities Lending Investment Fund, 5.16%         $   858,083
                                                                -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $858,063)                                   $   858,083
                                                                -----------
              TOTAL INVESTMENTS IN SECURITIES - 103.6%
              (Cost $15,410,141) (a)                            $18,367,468
                                                                -----------
              OTHER ASSEST AND LIABILITIES - (3.6)%             $  (641,380)
                                                                -----------
              TOTAL NET ASSETS - 100.0%                         $17,726,088
                                                                ===========

(A.D.R.) American Depositary Receipt

*    Non-income producing security

(a) At June 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $15,410,141 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost                                      $3,844,484
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                                       (877,157)
                                                                                              ----------
         Net unrealized gain                                                                  $2,967,327
                                                                                              ==========

(b)  At June 30, 2006, the following securities were out on loan:

                                                                                                 Market
     Shares           Securitiy                                                                  Value
     14,850           Linear Technology Corp.                                                   $497,327
     20,295           UCBH Holdings, Ltd.                                                        335,679
                                                                                                --------
                      Total                                                                     $833,006
                                                                                                ========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2006 aggregated $1,305,344 and $3,385,465, respectively.

 The accompanying notes are an integral part of these financial statements.   19

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $833,006) (cost $15,400,141)                                $18,367,468
  Cash                                                              281,967
  Receivables -
    Fund shares sold                                                  2,159
    Dividends, interest and foreign taxes withheld                   26,799
    Due from Pioneer Investment Management, Inc.                        207
    Other                                                             2,392
                                                                -----------
      Total assets                                              $18,680,992
                                                                -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                     $    41,236
    Upon return of securities loaned                                858,083
  Due to affiliates                                                   5,259
  Accrued expenses                                                   50,326
                                                                -----------
      Total liabilities                                         $   954,904
                                                                -----------
NET ASSETS:
  Paid-in capital                                               $14,134,056
  Undistributed net investment income                                13,073
  Accumulated net realized gain on investments                      611,632
  Net unrealized gain on investments                              2,967,327
                                                                -----------
      Total net assets                                          $17,726,088
                                                                ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $14,211,405/880,412 shares)                 $     16.14
                                                                ===========
  Class B (based on $1,296,210/81,796 shares)                   $     15.85
                                                                ===========
  Class C (based on $2,207,834/139,259 shares)                  $     15.85
                                                                ===========
  Class R (based on $10,639/679.2 shares)                       $     15.66
                                                                ===========
MAXIMUM OFFERING PRICE:
  Class A ($16.14 [divided by] 94.25%)                          $     17.12
                                                                ===========

20  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,724)           $146,625
  Interest                                                         3,057
  Income from securities loaned, net                                   8
                                                                --------
     Total investment income                                                      $  149,690
                                                                                  ----------
EXPENSES:
  Management fees                                               $ 70,461
  Transfer agent fees and expenses
    Class A                                                       13,911
    Class B                                                        3,104
    Class C                                                        5,507
    Class R                                                          168
  Distribution fees
    Class A                                                       18,248
    Class B                                                        6,458
    Class C                                                       12,043
    Class R                                                           23
  Administrative reimbursements                                    9,750
  Custodian fees                                                   6,585
  Registration fees                                               21,355
  Professional fees                                               19,229
  Printing expense                                                12,512
  Fees and expenses of nonaffiliated trustees                      2,255
  Miscellaneous                                                    2,085
                                                                --------
     Total expenses                                                               $  203,694
     Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                              (67,077)
                                                                                  ----------
     Net expenses                                                                 $  136,617
                                                                                  ----------
       Net investment income                                                      $   13,073
                                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                                $  740,383
  Change in net unrealized loss on investment                                       (646,827)
                                                                                  ----------
    Net gain on investments                                                       $   93,556
                                                                                  ----------
    Net increase in net assets resulting from operations                          $  106,629
                                                                                  ==========

The accompanying notes are an integral part of these financial statements.   21

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/06 and the Year Ended 12/31/05, respectively

                                                               Six Months
                                                                 Ended
                                                                6/30/06            Year Ended
                                                              (unaudited)           12/31/05
FROM OPERATIONS:
Net investment income (loss)                                 $    13,073         $   (23,966)
Net realized gain on investments                                 740,383             371,160
Change in net unrealized loss on investments                    (646,827)           (338,464)
                                                             -----------         -----------
  Net increase in net assets resulting from
    operations                                               $   106,629         $     8,730
                                                             -----------         -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.00 per share, respectively)        $         -         $    (3,362)
                                                             -----------         -----------
     Total distributions to shareowners                      $         -         $    (3,362)
                                                             -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 1,302,019         $ 4,436,171
Reinvestment of distributions                                          -               2,821
Cost of shares repurchased                                    (3,358,784)         (7,900,842)
                                                             -----------         -----------
    Net decrease in net assets resulting from Fund
     share transactions                                      $(2,056,765)        $(3,461,850)
                                                             -----------         -----------
    Net decrease in net assets                               $(1,950,136)        $(3,456,482)
NET ASSETS:
Beginning of period                                           19,676,224          23,132,706
                                                             -----------         -----------
End of period (including undistributed net investment
  income of $13,073 and $0, respectively)                    $17,726,088         $19,676,224
                                                             ===========         ===========

22  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     '06 Shares      '06 Amount      '05 Shares      '05 Amount
                                    (unaudited)     (unaudited)
CLASS A
Shares sold                            51,191       $   844,939        192,558       $ 3,049,556
Reinvestment of distributions               -                 -            174             2,821
Less shares repurchased              (152,319)       (2,519,296)      (403,331)       (6,339,140)
                                     --------       -----------       --------       -----------
    Net decrease                     (101,128)      $(1,674,357)      (210,599)      $(3,286,763)
                                     ========       ===========       ========       ===========
CLASS B
Shares sold                            14,849       $   242,509         22,676       $   354,627
Less shares repurchased               (10,191)         (164,122)       (19,404)         (300,157)
                                     --------       -----------       --------       -----------
    Net increase                        4,658       $    78,387          3,272       $    54,470
                                     ========       ===========       ========       ===========
CLASS C
Shares sold                            13,085       $   211,812         65,277       $ 1,019,684
Less shares repurchased               (41,628)         (675,290)       (79,989)       (1,249,079)
                                     --------       -----------       --------       -----------
    Net decrease                      (28,543)      $  (463,478)       (14,712)      $  (229,395)
                                     ========       ===========       ========       ===========
CLASS R
Shares sold                               172       $     2,759            792       $    12,304
Less shares repurchased                    (5)              (76)          (813)          (12,466)
                                     --------       -----------       --------       -----------
    Net increase (decrease)               167       $     2,683            (21)      $      (162)
                                     ========       ===========       ========       ===========

 The accompanying notes are an integral part of these financial statements.   23

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months Ended
                                                                    6/30/06         Year Ended
                                                                  (unaudited)        12/31/05
CLASS A
Net asset value, beginning of period                              $   16.08         $  15.97
                                                                  ---------         --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $    0.03         $   0.02
  Net realized and unrealized gain (loss) on investments               0.03             0.09
                                                                  ---------         --------
    Net increase (decrease) from investment operations            $    0.06         $   0.11
Distributions to shareowners:
  Net investment income                                                   -             0.00(a)
  Net realized gain                                                       -                -
                                                                  ---------         --------
Net increase (decrease) in net asset value                        $    0.06         $   0.11
                                                                  ---------         --------
Net asset value, end of period                                    $   16.14         $  16.08
                                                                  =========         ========
Total return*                                                          0.37%***         0.71%***
Ratio of net expenses to average net assets+                           1.25%**          1.25%
Ratio of net investment income (loss) to average net assets+           0.34%**          0.08%
Portfolio turnover rate                                                  14%**            16%
Net assets, end of period (in thousands)                          $  14,211         $ 15,780
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         1.96%**          2.23%
  Net investment loss                                                 (0.37)%**        (0.90)%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.25%**          1.25%
  Net investment income (loss)                                         0.34%**          0.08%


                                                                  Year Ended    Year Ended   Year Ended    Year Ended
                                                                   12/31/04      12/31/03     12/31/02      12/31/01
CLASS A
Net asset value, beginning of period                               $  15.87       $ 12.38     $   15.51     $   18.07
                                                                   --------       -------     ---------     ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.06       $ (0.11)    $   (0.08)    $   (0.08)
  Net realized and unrealized gain (loss) on investments               0.10          3.60         (3.05)        (2.44)
                                                                   --------       -------     ---------     ---------
    Net increase (decrease) from investment operations             $   0.16       $  3.49     $   (3.13)    $   (2.52)
Distributions to shareowners:
  Net investment income                                               (0.06)            -             -             -
  Net realized gain                                                       -             -             -         (0.04)
                                                                   --------       -------     ---------     ---------
Net increase (decrease) in net asset value                         $   0.10       $  3.49     $   (3.13)    $   (2.56)
                                                                   --------       -------     ---------     ---------
Net asset value, end of period                                     $  15.97       $ 15.87     $   12.38     $   15.51
                                                                   ========       =======     =========     =========
Total return*                                                          0.99%***     28.19%       (20.18)%      (13.94)%
Ratio of net expenses to average net assets+                           1.25%         1.25%         1.25%         1.25%
Ratio of net investment income (loss) to average net assets+           0.43%        (0.20)%       (0.38)%       (0.49)%
Portfolio turnover rate                                                  11%           15%            8%            7%
Net assets, end of period (in thousands)                           $ 19,042       $12,222     $  11,108     $  14,651
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         2.22%         1.56%         1.52%         1.40%
  Net investment loss                                                 (0.54)%       (0.51)%       (0.65)%       (0.64)%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.25%         1.25%         1.25%         1.25%
  Net investment income (loss)                                         0.43%        (0.20)%       (0.38)%       (0.49)%

(a)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annulized
***  Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   24

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/06        Year Ended       2/21/04(a) to
                                                      (unaudited)       12/31/05          12/31/04
CLASS B
Net asset value, beginning of period                  $  15.87          $ 15.93         $   16.32
                                                      --------          -------         ---------
Increase (decrease) from investment
  operations:
  Net investment loss                                 $  (0.05)         $ (0.15)        $   (0.01)
  Net realized and unrealized gain (loss)
    on investments                                        0.03             0.09             (0.38)
                                                      --------          -------         ---------
    Net decrease from investment
      operations                                      $  (0.02)         $ (0.06)        $   (0.39)
                                                      --------          -------         ---------
Net decrease in net asset value                       $  (0.02)         $ (0.06)        $   (0.39)
                                                      --------          -------         ---------
Net asset value, end of period                        $  15.85          $ 15.87         $   15.93
                                                      ========          =======         =========
Total return*                                            (0.13)%          (0.38)%           (2.39)%(b)
Ratio of net expenses to average
  net assets+                                             2.29%**          2.32%             2.08%**
Ratio of net investment loss to average
  net assets+                                            (0.68)%**        (0.98)%           (0.07)%**
Portfolio turnover rate                                     14%**            16%               11%
Net assets, end of period (in thousands)              $  1,296          $ 1,224         $   1,177
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                            3.02%**          3.30%             3.14%**
  Net investment loss                                    (1.41)%**        (1.96)%           (1.14)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                            2.29%**          2.32%             2.08%**
  Net investment loss                                    (0.68)%**        (0.98)%           (0.07)%**

(a)  Class B shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   25

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/06        Year Ended       2/21/04(a) to
                                                      (unaudited)       12/31/05          12/31/04
CLASS C
Net asset value, beginning of period                  $  15.87          $ 15.92         $   16.32
                                                      --------          -------         ---------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                        $  (0.06)         $ (0.15)        $    0.01
  Net realized and unrealized gain (loss)
    on investments                                        0.04             0.10             (0.41)
                                                      --------          -------         ---------
    Net decrease from investment
      operations                                      $  (0.02)         $ (0.05)        $   (0.40)
                                                      --------          -------         ---------
Net decrease in net asset value                       $  (0.02)         $ (0.05)        $   (0.40)
                                                      --------          -------         ---------
Net asset value, end of period                        $  15.85          $ 15.87         $   15.92
                                                      ========          =======         =========
Total return*                                            (0.13)%          (0.31)%           (2.45)%(b)
Ratio of net expenses to average
  net assets+                                             2.28%**          2.23%             2.12%**
Ratio of net investment income (loss) to
  average net assets+                                    (0.69)%**        (0.90)%            0.14%**
Portfolio turnover rate                                     14%**            16%               11%
Net assets, end of period (in thousands)              $  2,208          $ 2,664         $   2,905
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                            2.99%**          3.20%             3.16%**
  Net investment loss                                    (1.40)%**        (1.87)%           (0.89)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                            2.28%**          2.22%             2.12%**
  Net investment income (loss)                           (0.69)%**        (0.89)%            0.14%**

(a)  Class C shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

26  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/06        Year Ended       2/21/04(a) to
                                                      (unaudited)       12/31/05          12/31/04
CLASS R
Net asset value, beginning of period                  $  15.64          $ 15.85         $   16.32
                                                      --------          -------         ---------
Increase (decrease) from investment
  operations:
  Net investment loss                                 $      -          $ (0.51)        $   (0.03)
  Net realized and unrealized gain (loss)
    on investments                                        0.02             0.30             (0.44)
                                                      --------          -------         ---------
    Net increase (decrease) from
      investment operations                           $   0.02          $ (0.21)        $   (0.47)
                                                      --------          -------         ---------
Net increase (decrease) in net
  asset value                                         $   0.02          $ (0.21)        $   (0.47)
                                                      --------          -------         ---------
Net asset value, end of period                        $  15.66          $ 15.64         $   15.85
                                                      ========          =======         =========
Total return*                                             0.13%           (1.33)%           (2.88)%(b)
Ratio of net expenses to average
  net assets+                                             1.65%**          3.03%             2.84%**
Ratio of net investment loss to average
  net assets+                                            (0.02)%**        (1.73)%           (0.51)%**
Portfolio turnover rate                                     14%**            16%               11%
Net assets, end of period (in thousands)              $     11          $     8         $       8
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                            5.61%**          4.54%             3.86%**
  Net investment loss                                    (3.98)%**        (3.24)%           (1.53)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                            1.65%**          3.01%             2.84%**
  Net investment loss                                    (0.02)%**        (1.71)%           (0.51)%**

(a)  Class R shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   27

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer AmPac Growth Fund (the Fund) (formerly, Pioneer Papp America-Pacific Rim Fund), is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America-Pacific Rim Fund, Inc. Papp America-Pacific Rim Fund, Inc. transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp America-Pacific Rim Fund, Inc. on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

-------------------------------------------------------------------------------
                                                                       2005
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $  3,362
  Long-term capital gain                                                    -
                                                                     --------
    Total                                                            $  3,362
                                                                     ========
-------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005:

-------------------------------------------------------------------------------
                                                                      2005
-------------------------------------------------------------------------------
  Capital loss carryforward                                        $ (128,751)
  Unrealized appreciation                                           3,614,154
                                                                   ----------
    Total                                                          $3,485,403
                                                                   ==========
-------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $1,416

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. (see Note 4) Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares bear different transfer agent and distribution fees.

E.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the six months ended June 30, 2006, the net management fee was equivalent to 0.75% of average net assets.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund. Prior to the reorganization, Papp America Pacific Rim Fund, Inc., was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares. After December 31, 2006, Class A expense limit will be 1.40%.

Effective May 1, 2006, PIM has agreed to further limit ordinary operating expenses to the extent required to reduce Fund expenses to 2.30%, 2.30% and 1.65% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. These expense limitations are in effect through May 1, 2007. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond May 1, 2007. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On June 30, 2006, $639 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $4,429 in transfer agent fees payable to PIMSS at June 30, 2006.

4. Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $191 in distribution fees payable to PFD at June 30, 2006. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $3,330 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Osbert M. Hood, Executive
Mary K. Bush                              Vice President
Margaret B.W. Graham                    Vincent Nave, Treasurer
Thomas J. Perna                         Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Subadviser
L. Ray Papp & Associates LLP

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.
36

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM)for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address            ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                            www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com

19410-00-0806
Securities offered through Pioneer Funds Distributor, Inc.,
60 State Street, Boston, MA. 02109. Underwriter of Pioneer mutual funds, Member SIPC (C) 2006 Pioneer Investments.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     PIONEER
                                     -------
                                    GROWTH
                                 OPPORTUNITIES
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/06

                            [LOGO] PIONEER
                                   Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             8

Prices and Distributions                      9

Performance Update                           10

Comparing Ongoing Fund Expenses              15

Schedule of Investments                      17

Financial Statements                         29

Notes to Financial Statements                38

Trustees, Officers and Service Providers     46

                                                                     President's

Dear Shareowner:
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

Class A shares of Pioneer Growth Opportunities Fund produced a total return of -0.90% at net asset value during the six-month period ended June 30, 2006, trailing the return of 6.07% for the Fund's benchmark, the Russell 2000 Growth Index. The Fund also underperformed the 4.82% average return of the 567 funds in the Lipper Small-Cap Growth category.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Unfortunately, the quantitative aspect of our process did not perform well during the most recent period. Our screens are designed to identify stocks with strong growth characteristics and reasonable valuations, but such stocks generally underperformed. We believe, however, that this is a short-term market phenomenon. While there will always be times when lower-quality stocks outperform, we believe the Fund has the potential to do well over the long-term by using an approach that seeks higher-quality investments.

In the following interview, Diego Franzin and Peter Wiley, members of the Pioneer Growth Opportunities Fund team, discuss the factors that influenced performance during the six-month period ended June 30, 2006.

Q:  Why did the Fund underperform?

A: Our investment style was not well-suited to the environment of the past six months. To review, we use a disciplined and largely sector-neutral approach in order to pick stocks for the Fund. We begin with a quantitative screen that narrows down the broad investment universe based on a variety of fundamental factors, then we use an intensive research process to select what we believe are the very best stocks from those that the screen shows to be potentially attractive investments. We strive to keep the Fund's sector weightings close to the sector weightings in the Russell 2000 Growth Index benchmark, meaning that our performance will largely be the result of individual stock selection.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

    Having said this, we are always taking steps to improve the investment process. Following a shift in the Fund's management team in May, we have been looking for ways to refine the quantitative screen better to identify the stocks with the best growth characteristics. Specifically, we are trying to identify companies that can continue to grow their sales per share, expand their profit margins, and deploy shareholders' equity effectively. Quantitative management is an evolutionary process, and we will always be taking steps to improve the way we pick stocks for the Fund.

Q: How would you characterize the investment backdrop in the first half of the year?

A: The first half of 2006 was a tale of two markets. From the beginning of the year through the first week of May, the investment environment was much the same as that which propelled market growth throughout 2005: continued global growth, strong corporate earnings and a hearty appetite for risk among investors. Reflecting this positive backdrop, small-cap stocks defied expectations by continuing to outpace their large-cap brethren.

    This favorable picture changed suddenly, however, in mid-May. Rising inflation pressures and growing concern that the U.S. Federal Reserve would raise interest rates to a higher level than investors had been expecting caused a rapid sell-off throughout the global financial markets. Stock prices fell sharply as a result, and small-cap stocks - which had outpaced large-caps for nearly six years - began to lag. Additionally, growth stocks underperformed their value counterparts by a wide margin, providing a further headwind to the Fund during this time.

    The semiannual period closed on a positive note for the general market when the Fed, in the statement accompanying its June 29 policy meeting, hinted that it may be nearing the end of its long series of interest rate hikes. Stock prices rallied sharply on the news, helping most major indices to close the first half of 2006 on a positive note.

Q:  What specific holdings helped and hurt performance?

A: The top contributor to Fund performance was Skechers USA, the maker of casual and outdoor footwear. The company's stock soared in late April when it reported sharply improved first quarter earnings on the strength of higher- than-expected sales both in the

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

    United States and abroad. Its revenue of $277 million marked the highest first quarter sales number in the company's 14-year history. The result was a rapid climb in Skechers' stock price from $15.32 at the beginning of the semiannual period to $24.11 on June 30. Also contributing to the Fund's performance was its position in Packeteer, a network technology company that delivered earnings that were well above expectations for both the fourth quarter of 2005 and the first quarter of this year, news that led to a rise in its stock price from $7.77 to $11.34 during the semiannual period. Terex, which makes construction and mining equipment, produced a nice gain on the strength of a stock split, analyst upgrades and news that its first quarter earnings more than doubled from their level of one year ago. Rounding out the list of leading contributors, the Fund's position in Scientific Games, which provides services and systems to state lotteries and race tracks worldwide, gained ground on a steady flow of new contracts and two better-than-expected earnings reports.

    In terms of detractors, the Fund's performance was hurt by its positioning in three sectors: technology, health care and energy. While in most other sectors our performance was in line with the benchmark, our shortfall in these areas was large enough to result in the Fund's overall underperformance. In technology, Avid Technology, Bottom Line Technology and Westel Technology all declined as a result of earnings shortfalls; while in health care, Merge Technologies and CB Therapeutics also reported profits that came in below expectations. The situation was slightly different in energy. Here, the Fund's holdings performed well on an absolute basis, but failed to keep pace with the exceptional return produced by the energy stocks in the benchmark.

Q:  Do you have any closing thoughts for investors?

A: Looking ahead to the remainder of 2006, we believe that the market backdrop will remain challenging. High oil prices, geopolitical issues and questions surrounding economic growth and Federal Reserve policy are all factors that will contribute to additional market volatility. Going forward, we will remain focused on our efforts to improve the Fund's long-term results.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                82.2%
Temporary Cash Investments                        14.6%
Exchange Traded Funds                              1.8%
Depositary Receipts for International Stocks       0.9%
International Common Stocks                        0.5%

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology         25.6%
Health Care                    16.1%
Industrials                    15.9%
Consumer Discretionary         14.5%
Financials                     10.7%
Energy                          8.6%
Materials                       2.8%
Consumer Staples                2.3%
Exchange Traded Funds           2.2%
Telecommunication Services      0.8%
Utilities                       0.5%



 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

    1.   Cubist Pharmaceuticals, Inc.            1.99%
    2.   Sonic Solutions                         1.57
    3.   Stage Stores, Inc.                      1.49
    4.   Scientific Games Corp                   1.48
    5.   Central Garden & Pet Co.                1.31
    6.   Rare Hospitality International, Inc.    1.31
    7.   Hologic, Inc.                           1.24
    8.   Paxar Corp.                             1.23
    9.   Vertex Pharmaceuticals, Inc.            1.20
   10.   Merit Medical Systems, Inc.             1.19

 * This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

    Class     6/30/06   12/31/05
    -----     -------   --------
       A      $30.88    $31.16
       B      $28.54    $28.94
       C      $28.66    $29.01
   Investor   $31.59    $31.80
       Y      $30.99    $31.19

Distributions Per Share
--------------------------------------------------------------------------------

                          1/1/06 - 6/30/06
             -------------------------------------------
                  Net
              Investment     Short-Term      Long-Term
    Class       Income     Capital Gains   Capital Gains
------------ ------------ --------------- --------------
      A            $ -           $ -           $ -
      B            $ -           $ -           $ -
      C            $ -           $ -           $ -
  Investor         $ -           $ -           $ -
      Y            $ -           $ -           $ -


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 10-14.

Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS A SHARES
-------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of a $10,000 Investment

                  Pioneer           Russell
                  Growth             2000
              Opportunities         Growth
                   Fund              Index
Sep-96             9,450            10,000
                  12,741            10,550
Jun-98            18,434            11,942
                  15,392            12,933
Jun-00            16,496            16,605
                  20,255            12,729
Jun-02            16,183             9,546
                  14,456             9,612
Jun-04            19,152            12,645
                  21,293            13,186
Jun-05            22,410            15,109

Average Annual Total Returns
(As of June 30, 2006)

                            Net Asset       Public Offering
Period                     Value (NAV)       Price (POP)
 Life-of-Class
 (9/30/96)                   9.26%              8.63%
 5 Years                     2.04               0.84
 1 Year                      5.25              -0.80

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS B SHARES
-------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of a $10,000 Investment

                 Pioneer            Russell
                 Growth              2000
               Opportunities        Growth
                  Fund               Index
Sep-96            10,000            10,000
                  13,418            10,550
Jun-98            19,254            11,942
                  15,925            129,33
Jun-00            16,933            16,605
                  20,679            12,729
Jun-02            16,402             9,546
                  14,540             9,612
Jun-04            19,117            12,645
                  21,087            13,186
Jun-06            21,956            15,109

Average Annual Total Returns
(As of June 30, 2006)

                        If             If
Period                 Held         Redeemed
 Life-of-Class
 (9/30/96)             8.40%         8.40%
 5 Years               1.21          1.21
 1 Year                4.12          0.12

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS C SHARES
-------------------------------------------------------------------------------

Investment Returns
-----------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of a $10,000 Investment


                 Pioneer            Russell
                 Growth              2000
               Opportunities        Growth
                  Fund               Index
Apr-00            10,000            10,000
                   9,430            10,303
Jun-01            11,508             7,898
                   9,130             5,923
Jun-03             8,098             5,964
                  10,647             7,846
Jun-05            11,752             8,182
                  12,279             9,375

Average Annual Total Returns
(As of June 30, 2006)

                              If            If
Period                       Held        Redeemed
 Life-of-Class
 (4/30/00)                   3.39%         3.39%
 5 Years                     1.31          1.31
 1 Year                      4.48          4.48

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                INVESTOR CLASS SHARES
-------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of a $10,000 Investment

                 Pioneer            Russell
                 Growth              2000
               Opportunities        Growth
                  Fund               Index

Jun-96            10,000            10,000
                  13,538            10,460
Jun-98            19,580            11,840
                  16,363            12,823
Jun-00            17,571            16,463
                  21,671            12,621
Jun-02            17,371             9,465
                  15,540             9,530
Jun-04            20,640            12,537
                  23,002            13,074
Jun-06            24,302            14,981

Average Annual Total Returns
(As of June 30, 2006)

                      If                    If
Period               Held                Redeemed
 10 Years            9.29%                9.29%
 5 Years             2.32                 2.32
 1 Year              5.65                 5.65

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

   The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS Y SHARES
-------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of a $10,000 Investment

                 Pioneer            Russell
                 Growth              2000
               Opportunities        Growth
                  Fund               Index

Sep-96            10,000            10,000
                  13,484            10,550
Jun-98            19,508            11,942
                  16,289            12,933
Jun-00            17,456            16,605
                  21,435            12,729
Jun-02            17,126             9,546
                  15,298             9,612
Jun-04            20,267            12,645
                  22,533            13,186
Jun-06            23,800            15,109

Average Annual Total Returns
(As of June 30, 2006)

                           If             If
Period                    Held         Redeemed
 Life-of-Class
 (9/30/96)                9.30%          9.30%
 5 Years                  2.12           2.12
 1 Year                   5.62           5.62

--------------------------------

   Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy through September 23, 2005 the inception date of Class Y shares.

   The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
-------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from January 1, 2006 through June 30, 2006.

                                                                           Investor
Share Class                       A              B              C            Class            Y
-------------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06
Ending Account Value        $  991.00      $  986.20      $  987.90      $  993.40      $  993.60
On 6/30/06
Expenses Paid               $    6.22      $   11.28      $   10.20      $    4.30      $    3.71
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.29%, 2.07%, 0.87% and 0.75% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2006 through June 30, 2006.

                                                                         Investor
Share Class                     A              B              C            Class            Y
-----------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/06
Ending Account Value        $1,018.55      $1,013.44      $1,014.53      $1,020.48      $1,021.08
On 6/30/06
Expenses Paid               $    6.31      $   11.43      $   10.34      $    4.36      $    3.76
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.29%, 2.07%, 0.87% and 0.75% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                Value
              COMMON STOCKS - 96.4%
              Energy - 8.4%
              Coal & Consumable Fuels - 0.6%
 193,300      Alpha Natural Resources, Inc.*     $  3,792,546
                                                 ------------
              Oil & Gas Drilling - 2.2%
 647,500      Grey Wolf, Inc.*(b)                $  4,985,750
 513,000      Parker Drilling Co.*                  3,683,340
 163,100      Pride International, Inc.*            5,093,613
                                                 ------------
                                                 $ 13,762,703
                                                 ------------
              Oil & Gas Equipment & Services - 1.0%
  71,500      Dresser-Rand Group, Inc.*          $  1,678,820
 142,100      Hornbeck Offshore Services*           5,047,392
                                                 ------------
                                                 $  6,726,212
                                                 ------------
              Oil & Gas Exploration & Production - 3.0%
  33,300      Cheniere Energy, Inc.*(b)          $  1,230,768
 141,300      Comstock Resources, Inc.*             4,219,218
 198,000      Energy Partners, Ltd.*(b)             3,752,100
 111,700      Newfield Exploration Co.*             5,466,598
  91,600      Stone Energy Corp.*                   4,263,980
                                                 ------------
                                                 $ 18,932,664
                                                 ------------
              Oil & Gas Refining & Marketing - 1.6%
 188,600      Frontier Oil Corp.*                $  6,110,640
  64,100      Giant Industries, Inc.*               4,265,855
                                                 ------------
                                                 $ 10,376,495
                                                 ------------
              Total Energy                       $ 53,590,620
                                                 ------------
              Materials - 2.8%
              Aluminum - 0.4%
  76,300      Century Aluminum Co.*(b)           $  2,723,147
                                                 ------------
              Construction Materials - 1.5%
  95,100      Florida Rock Industries, Inc.      $  4,723,617
  73,700      Headwaters, Inc.*(b)                  1,883,772
  53,900      Texas Industries, Inc.                2,862,090
                                                 ------------
                                                 $  9,469,479
                                                 ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
               Fertilizers & Agricultural Chemicals - 0.4%
   60,000      The Scotts Miracle-Gro Co.       $  2,539,200
                                                ------------
               Specialty Chemicals - 0.1%
  106,100      Omnova Solutions, Inc.*          $    602,648
                                                ------------
               Steel - 0.4%
   29,000      Cleveland-Cliffs, Inc.*(b)       $  2,299,410
                                                ------------
               Total Materials                  $ 17,633,884
                                                ------------
               Capital Goods - 9.6%
               Aerospace & Defense - 1.7%
   79,700      DRS Technologies, Inc.           $  3,885,375
  126,900      Moog, Inc.*                         4,342,518
   81,900      Teledyne Technologies, Inc.*        2,683,044
                                                ------------
                                                $ 10,910,937
                                                ------------
               Building Products - 1.5%
   96,500      Elcor Corp.*                     $  2,679,805
   99,000      Lennox International, Inc.          2,621,520
   77,700      NCI Building Systems, Inc.*         4,131,309
                                                ------------
                                                $  9,432,634
                                                ------------
               Construction & Farm Machinery & Heavy Trucks - 1.4%
   54,100      Terex Corp.*                     $  5,339,670
  222,000      Wabash National Corp.               3,409,920
                                                ------------
                                                $  8,749,590
                                                ------------
               Electrical Component & Equipment - 2.1%
1,036,100      Power-One, Inc.*                 $  6,838,260
   30,400      Regal-Beloit Corp.*                 1,342,160
   95,900      Thomas & Betts Corp.*               4,919,670
                                                ------------
                                                $ 13,100,090
                                                ------------
               Industrial Conglomerates - 0.7%
  269,500      Tredegar Corp.                   $  4,263,490
                                                ------------
               Industrial Machinery - 2.2%
  112,200      Crane Co.                        $  4,667,520
   62,000      Flowserve Corp.*                    3,527,800
   45,700      Gardner Denver, Inc.*               1,759,450

18 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                          Value
              Industrial Machinery - (continued)
  91,500      Idex Corp.                                   $  4,318,800
                                                           ------------
                                                           $ 14,273,570
                                                           ------------
              Total Capital Goods                          $ 60,730,311
                                                           ------------
              Commercial Services & Supplies - 3.2%
              Commercial Printing - 0.8%
  50,500      Deluxe Corp.*                                $    882,740
 129,050      R.R. Donnelly & Sons Co.                        4,123,148
                                                           ------------
                                                           $  5,005,888
                                                           ------------
              Diversified Commercial Services - 0.3%
 298,200      Sirva, Inc.*                                 $  1,929,354
                                                           ------------
              Human Resource & Employment Services - 1.0%
 187,500      Labor Ready, Inc.*                           $  4,246,875
 220,500      Spherion Corp.*                                 2,010,960
                                                           ------------
                                                           $  6,257,835
                                                           ------------
              Office Services & Supplies - 1.1%
 261,500      Ikon Office Solutions, Inc.*                 $  3,294,900
  81,400      United Stationers, Inc.*                        4,014,648
                                                           ------------
                                                           $  7,309,548
                                                           ------------
              Total Commercial Services & Supplies         $ 20,502,625
                                                           ------------
              Transportation - 2.8%
              Air Freight & Couriers - 0.6%
  79,800      EGL, Inc.*                                   $  4,005,960
                                                           ------------
              Airlines - 1.8%
 127,000      Alaska Air Group, Inc*                       $  5,006,340
 142,500      Continental Airlines, Inc. (Class B)*(b)        4,246,500
 310,800      ExpressJet Holdings, Inc.*                      2,147,628
                                                           ------------
                                                           $ 11,400,468
                                                           ------------
              Trucking - 0.4%
  92,100      Laidlaw International, Inc.                  $  2,320,920
                                                           ------------
              Total Transportation                         $ 17,727,348
                                                           ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------


  Shares                                                       Value
              Consumer Durables & Apparel - 4.6%
              Apparel, Accessories & Luxury Goods - 1.0%
 140,500      Phillips-Van Heusen                       $  5,361,480
  61,800      The Warnaco Group, Inc.*                     1,154,424
                                                        ------------
                                                        $  6,515,904
                                                        ------------
              Footwear - 2.0%
 139,200      K-Swiss, Inc.*                            $  3,716,640
 171,300      Skechers U.S.A.*                             4,130,043
 195,100      Wolverine World Wide, Inc.                   4,551,683
                                                        ------------
                                                        $ 12,398,366
                                                        ------------
              Homebuilding - 0.6%
 320,500      Champion Enterprises, Inc.*               $  3,538,320
                                                        ------------
              Leisure Products - 1.0%
 158,200      Marvel Entertainment, Inc.*(b)            $  3,164,000
 220,300      Nautilus Group, Inc.*(b)                     3,460,913
                                                        ------------
                                                        $  6,624,913
                                                        ------------
              Total Consumer Durables & Apparel         $ 29,077,503
                                                        ------------
              Consumer Services - 4.6%
              Casinos & Gaming - 2.2%
 171,400      Monarch Casino & Resort, Inc.*            $  4,819,768
 258,700      Scientific Games Corp.*                      9,214,894
                                                        ------------
                                                        $ 14,034,662
                                                        ------------
              Education Services - 0.4%
 103,200      DeVry, Inc.*                              $  2,267,304
                                                        ------------
              Hotels, Resorts & Cruise Lines - 0.7%
 163,900      Ambassadors Group, Inc.*                  $  4,733,432
                                                        ------------
              Restaurants - 1.3%
 284,400      Rare Hospitality International, Inc.*     $  8,179,344
                                                        ------------
              Total Consumer Services                   $ 29,214,742
                                                        ------------
              Media - 1.0%
              Publishing - 1.0%
  58,500      R.H. Donnelley Corp.*                     $  3,163,095
 206,800      Readers Digest Association, Inc.*            2,886,928
                                                        ------------
                                                        $  6,050,023
                                                        ------------
              Total Media                               $  6,050,023
                                                        ------------

20 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                       Value
              Retailing - 4.1%
              Apparel Retail - 3.9%
 292,300      Bebe Stores, Inc.*                        $  4,507,266
 363,000      New York & Company, Inc.*                    3,546,510
 280,950      Stage Stores, Inc.*                          9,271,350
 223,900      Stein Mart, Inc.                             3,313,720
 155,400      The Dress Barn, Inc.*                        3,939,390
                                                        ------------
                                                        $ 24,578,236
                                                        ------------
              Internet Retail - 0.2%
  40,500      Priceline.com, Inc.*(b)                   $  1,209,330
                                                        ------------
              Total Retailing                           $ 25,787,566
                                                        ------------
              Household & Personal Products - 2.3%
              Household Products - 1.5%
 190,400      Central Garden & Pet Co.*                 $  8,196,720
  25,900      Church & Dwight Co., Inc.                      943,278
                                                        ------------
                                                        $  9,139,998
                                                        ------------
              Personal Products - 0.8%
 502,100      Playtex Products, Inc.*                   $  5,236,903
                                                        ------------
              Total Household & Personal Products       $ 14,376,901
                                                        ------------
              Health Care Equipment & Services - 10.5%
              Health Care Distributors - 0.7%
 131,800      Owens & Minor, Inc.                       $  3,769,480
  56,900      PSS World Medical, Inc.*                     1,004,285
                                                        ------------
                                                        $  4,773,765
                                                        ------------
              Health Care Equipment - 4.7%
 146,400      Adeza Biomedical Corp.*                   $  2,052,528
  88,800      ArthroCare Corp.*(b)                         3,730,488
 156,900      Hologic, Inc.*(b)                            7,744,584
 404,200      NMT Medical, Inc.*(b)                        4,046,042
 392,400      Symmetry Medical, Inc.*                      6,042,960
 201,000      Thoratec Corp.*                              2,787,870
 136,300      Wilson Greatbatch Technologies, Inc.*        3,216,680
                                                        ------------
                                                        $ 29,621,152
                                                        ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                        Value
              Health Care Facilities - 1.3%
 156,000      Symbion, Inc.*                             $  3,238,560
 151,600      VCA Antech, Inc.*                             4,840,588
                                                         ------------
                                                         $  8,079,148
                                                         ------------
              Health Care Services - 1.3%
 226,500      AMN Healthcare Services*                   $  4,597,950
 127,800      Inventive Health, Inc.*                       3,678,084
                                                         ------------
                                                         $  8,276,034
                                                         ------------
              Health Care Supplies - 1.2%
 539,300      Merit Medical Systems, Inc.*               $  7,420,768
                                                         ------------
              Health Care Technology - 0.8%
 421,900      Merge Technologies, Inc.*(b)               $  5,193,589
                                                         ------------
              Managed Health Care - 0.5%
  11,400      Healthspring, Inc.*                        $    213,750
  62,700      WellCare Health Plans, Inc.*                  3,075,435
                                                         ------------
                                                         $  3,289,185
                                                         ------------
              Total Health Care Equipment & Services     $ 66,653,641
                                                         ------------
              Pharmaceuticals & Biotechnology - 7.5%
              Biotechnology - 4.4%
 190,200      Alkermes, Inc.*(b)                         $  3,598,584
 493,600      Cubist Pharmaceuticals, Inc.*                12,428,848
 348,200      CV Therapeutics, Inc.*(b)                     4,864,354
 203,500      Vertex Pharmaceuticals, Inc.*                 7,470,485
                                                         ------------
                                                         $ 28,362,271
                                                         ------------
              Life Sciences Tools & Services - 1.4%
 109,200      Molecular Devices Corp.*                   $  3,337,152
 173,973      Serologicals Corp.*                           5,469,711
                                                         ------------
                                                         $  8,806,863
                                                         ------------
              Pharmaceuticals - 1.7%
 508,700      Connetics Corp.*                           $  5,982,312
 176,000      Par Pharmaceutical Co., Inc.*                 3,248,960
  65,300      Sciele Pharma, Inc.*                          1,514,307
                                                         ------------
                                                         $ 10,745,579
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 47,914,713
                                                         ------------

22 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                             Value
               Banks - 1.5%
               Regional Banks - 0.9%
   34,000      Security Bank Corp.*                            $    757,180
  205,513      Southwest Bancorp, Inc.*                           5,240,581
                                                               ------------
                                                               $  5,997,761
                                                               ------------
               Thrifts & Mortgage Finance - 0.6%
  182,300      Franklin Bank Corp.*                            $  3,680,637
                                                               ------------
               Total Banks                                     $  9,678,398
                                                               ------------
               Diversified Financials - 2.3%
               Asset Management & Custody Banks - 0.8%
  101,700      Apollo Investment Corp.                         $  1,879,416
  161,400      Waddell & Reed Financial, Inc.*                    3,318,384
                                                               ------------
                                                               $  5,197,800
                                                               ------------
               Consumer Finance - 1.1%
  124,000      Asta Funding, Inc. (b)                          $  4,643,800
   37,200      The First Marblehead Corp. (b)                     2,118,168
                                                               ------------
                                                               $  6,761,968
                                                               ------------
               Investment Banking & Brokerage - 0.4%
   49,700      A.G. Edwards, Inc.                              $  2,749,404
                                                               ------------
               Total Diversified Financials                    $ 14,709,172
                                                               ------------
               Insurance - 2.9%
               Life & Health Insurance - 0.2%
  112,500      American Equity Investment Life Holding*(b)     $  1,199,250
                                                               ------------
               Multi-Line Insurance - 0.6%
1,376,400      Quanta Capital Holdings*                        $  3,564,876
                                                               ------------
               Property & Casualty Insurance - 1.1%
  284,400      Assured Guaranty, Ltd.                          $  7,215,228
                                                               ------------
               Reinsurance - 1.0%
  176,300      IPC Holdings, Ltd.                              $  4,347,558
   71,900      Platinum Underwriter Holdings, Ltd.                2,011,762
                                                               ------------
                                                               $  6,359,320
                                                               ------------
               Total Insurance                                 $ 18,338,674
                                                               ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                      Value
              Real Estate - 1.9%
              Mortgage Real Estate Investment Trust - 1.9%
 405,300      Annaly Mortgage Management, Inc. (b)     $  5,191,893
 525,600      Deerfield Triarc Capital Corp.              6,822,288
                                                       ------------
                                                       $ 12,014,181
                                                       ------------
              Total Real Estate                        $ 12,014,181
                                                       ------------
              Software & Services - 12.7%
              Application Software - 6.2%
  74,000      Ansys, Inc.*                             $  3,538,680
 591,900      Bottomline Technologies, Inc.*              4,818,066
 140,200      Corel Corp.*                                1,690,812
 142,800      FileNet Corp.*                              3,845,604
  50,500      Intergraph Corp.*                           1,590,245
 391,700      Intervoice, Inc.*                           2,788,904
 151,600      Jack Henry & Associates, Inc.               2,980,456
  41,600      MicroStrategy, Inc.*                        4,056,832
 150,200      Net 1 UEPS Technologies, Inc.*              4,107,970
 593,700      Sonic Solutions*(b)                         9,796,050
                                                       ------------
                                                       $ 39,213,619
                                                       ------------
              Data Processing & Outsourced Services - 0.4%
 111,700      eFunds Corp.*                            $  2,462,985
                                                       ------------
              Internet Software & Services - 4.2%
 123,500      Digital River, Inc.*(b)                  $  4,988,165
 318,700      Digitas, Inc.*                              3,703,294
  82,300      Infospace, Inc.*                            1,865,741
 212,000      J2 Global Communications, Inc.*(b)          6,618,640
 388,700      RealNetworks, Inc.*                         4,159,090
 162,600      WebEx Communications, Inc.*(b)              5,778,804
                                                       ------------
                                                       $ 27,113,734
                                                       ------------
              IT Consulting & Other Services - 0.6%
 161,600      Acxiom Corp.*                            $  4,040,000
                                                       ------------

24 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                       Value
              Systems Software - 1.3%
 118,000      Macrovision Corp.*                        $  2,539,360
  60,056      Micros Systems, Inc.*                        2,623,246
 125,000      Progress Software Corp.*                     2,926,250
                                                        ------------
                                                        $  8,088,856
                                                        ------------
              Total Software & Services                 $ 80,919,194
                                                        ------------
              Technology Hardware & Equipment - 6.6%
              Communications Equipment - 2.9%
  99,200      CommScope, Inc.*                          $  3,116,864
 260,700      Foundry Networks, Inc.*                      2,779,062
 255,700      NETGEAR, Inc.*                               5,535,905
 357,200      Packeteer, Inc.*                             4,050,648
 144,500      Symmetricom, Inc.*                           1,021,615
 984,500      Westell Technologies, Inc.*                  2,156,055
                                                        ------------
                                                        $ 18,660,149
                                                        ------------
              Computer Hardware - 0.7%
 135,200      Avid Technology, Inc.*(b)                 $  4,506,216
                                                        ------------
              Electronic Equipment & Instruments - 1.2%
 372,000      Paxar Corp.*                              $  7,652,040
                                                        ------------
              Electronic Manufacturing Services - 1.1%
 149,900      Plexus Corp.*                             $  5,128,079
 341,300      Sanmina-SCI Corp.*                           1,569,980
                                                        ------------
                                                        $  6,698,059
                                                        ------------
              Technology Distributors - 0.7%
 152,200      Scansource, Inc.*                         $  4,462,504
                                                        ------------
              Total Technology Hardware & Equipment     $ 41,978,968
                                                        ------------
              Semiconductors - 5.8%
              Semiconductor Equipment - 2.2%
 231,400      Advanced Energy Industries, Inc.*         $  3,063,736
 363,900      Amkor Technology, Inc.*(b)                   3,442,494
 185,700      MKS Instruments, Inc.*                       3,736,284
 233,400      Photronics, Inc.*                            3,454,320
                                                        ------------
                                                        $ 13,696,834
                                                        ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------


  Shares                                                           Value
              Semiconductors - 3.6%
 190,500      AMIS Holdings, Inc.*                          $  1,905,000
 755,200      Atmel Corp.*                                     4,191,360
  46,300      Diodes, Inc.*                                    1,918,672
  57,300      Hittite Microwave Corp.*                         2,071,968
 361,000      IXYS Corp.*                                      3,465,600
 152,600      Microsemi Corp.*                                 3,720,388
 752,000      SGC Holding Corp.*                               4,421,760
  33,400      Supertex, Inc.*                                  1,333,996
                                                            ------------
                                                            $ 23,028,744
                                                            ------------
              Total Semiconductors                          $ 36,725,578
                                                            ------------
              Telecommunication Services - 0.8%
              Integrated Telecommunication Services - 0.8%
 215,300      Alaska Communications Systems Group, Inc.     $  2,723,545
  64,200      Commonwealth Telephone Enterprises, Inc.*        2,128,872
                                                            ------------
                                                            $  4,852,417
                                                            ------------
              Total Telecommunication Services              $  4,852,417
                                                            ------------
              Utilities - 0.5%
              Independent Power Producer & Energy Traders - 0.5%
  88,500      Black Hills Corp.                             $  3,038,205
                                                            ------------
              Total Utilities                               $  3,038,205
                                                            ------------
              TOTAL COMMON STOCKS
              (Cost $589,458,023)                           $611,514,664
                                                            ------------
              EXCHANGE TRADED FUNDS - 1.9%
              Diversified Financial Services - 1.9%
  54,300      iShares Russell 2000 Value (b)                $  3,929,691
  21,700      iShares Russell 2000 Growth                      1,597,120
  43,400      iShares Russell 2000 Small Cap Growth (b)        6,342,910
                                                            ------------
              TOTAL EXCHANGE TRADED FUNDS                   $ 11,869,721
                                                            ------------
              (Cost $8,963,578)                             $ 11,869,721
                                                            ------------

26 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                   Value
                   RIGHTS/WARRANTS - 0.0%
                   Commercial Services & Supplies - 0.0%
                   Diversified Commercial Services - 0.0%
     74,330        NCO Group Warrants Expiration, 9/28/06*             $          -
                                                                       ------------
                   Total Commercial Services & Supplies                $          -
                                                                       ------------
                   Health Care Equipment & Services - 0.0%
                   Health Care Facilities - 0.0%
    260,000        Lifepoint Warrants Expiration, 4/1/07*              $          -
    156,000        Lifepoint Warrants Expiration, 7/21/07*                        -
                                                                       ------------
                   Total Health Care Equipment & Services              $          -
                                                                       ------------
                   Pharmaceuticals & Biotechnology - 0.0%
                   Biotechnology - 0.0%
    450,000        Photomedex Warrants Expiration, 6/13/07*            $     31,500
                                                                       ------------
                   Total Pharmaceuticals & Biotechnology               $     31,500
                                                                       ------------
                   TOTAL RIGHTS/WARRANTS
                   (Cost $43,215)                                      $     31,500
                                                                       ------------
  Principal
     Amount        TEMPORARY CASH INVESTMENTS - 16.8%
                   Repurchase Agreement - 2.4%
$15,100,000        UBS Warburg, Inc. 4.40%, dated 7/3/06, with a
                   repurchase price of $15,100,000 plus accrued
                   interest on 7/3/06 collateralized by $15,402,000
                   U.S. Treasury Note, 4.625%, 3/31/08                 $ 15,100,000
                                                                       ------------
     Shares        Security Lending Collateral - 14.4%
 91,466,418        Securities Lending Investment Fund, 5.16%           $ 91,466,418
                                                                       ------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $106,566,418)                                 $106,566,418
                                                                       ------------
                   TOTAL INVESTMENTS IN SECURITIES - 115.1%
                   (Cost $705,031,234) (a)                             $729,982,303
                                                                       ------------
                   OTHER ASSETS AND LIABILITIES - (15.1)%              $(95,304,408)
                                                                       ------------
                   TOTAL NET ASSETS - 100.0%                           $634,677,895
                                                                       ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

*   Non-income producing security.

(a)  At June 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $705,095,580 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost.
                                            $ 77,655,611
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value.                                               (52,768,888)
                                                                                             ------------
     Net unrealized gain                                                                     $ 24,886,723
                                                                                             ============
     (b)  At June 30, 2006, the following securities were out on loan:

      Shares     Security                                           Value
      10,999     Alkermes, Inc.*                              $   208,101
     111,375     American Equity Investment Life Holding*       1,187,258
     360,226     Amkor Technology, Inc.*                        3,407,738
     354,107     Annaly Mortgage Management, Inc.               4,536,110
      87,840     ArthroCare Corp.*                              3,690,158
     122,760     Asta Funding, Inc.                             4,589,997
     133,848     Avid Technology, Inc.*                         4,461,154
     344,718     CV Therapeutics, Inc.*                         4,815,710
      39,100     Century Aluminum Co.*                          1,395,479
      31,836     Cheniere Energy, Inc.*                         1,241,604
      28,210     Cleveland-Cliffs, Inc.*                        2,276,416
     141,075     Continental Airlines, Inc. (Class B)*          4,204,035
     122,265     Digital River, Inc.*                           4,938,283
     171,545     Energy Partners, Ltd*                          3,250,778
      31,582     The First Marblehead Corp.                     1,798,279
      80,286     Grey Wolf, Inc.*                                 618,202
      72,963     Headwaters, Inc.*                              1,864,934
     119,600     Hologic, Inc.*                                 5,903,456
      51,886     iShares Russell 2000 Value                     3,754,990
      35,999     iShares Russell 2000 Small Cap Growth          4,413,477
     118,200     J2 Global Communications, Inc.*                3,690,204
     156,618     Marvel Entertainment, Inc.*                    3,132,360
     376,272     Merge Technologies, Inc.*                      4,631,908
     128,032     NMT Medical, Inc.*                             1,281,601
     211,606     Nautilus Group, Inc.*                          3,324,329
      40,095     Priceline.com, Inc.*                           1,197,237
     593,700     Sonic Solutions*                               6,232,166
     106,100     WebEx Communications, Inc.*                    3,770,794
                                                              -----------
                 Total                                        $89,816,758
                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2006 aggregated $427,666,257 and $480,768,879 respectively.


28 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $89,816,758) (cost $705,031,234)                            $729,982,303
  Receivables -
    Fund shares sold                                                 630,199
    Dividends, interest and foreign taxes withheld                   251,468
  Other                                                                8,062
                                                                ------------
     Total assets                                               $730,872,032
                                                                ------------
LIABILITIES:
  Payables -
    Investment securities purchased                             $  2,538,233
    Fund shares repurchased                                        1,709,357
    Upon return of securities loaned                              91,466,418
  Due to bank                                                        291,365
  Due to affiliates                                                   61,344
  Accrued expenses                                                   127,420
                                                                ------------
     Total liabilities                                          $ 96,194,137
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $523,710,866
  Accumulated net investment loss                                   (469,356)
  Accumulated net realized gain on investments                    86,485,316
  Net unrealized gain on investments                              24,951,069
                                                                ------------
     Total net assets                                           $634,677,895
                                                                ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $58,360,930/1,890,233 shares)               $      30.88
                                                                ============
  Class B (based on $3,402,370/119,197 shares)                  $      28.54
                                                                ============
  Class C (based on $1,308,539/45,656 shares)                   $      28.66
                                                                ============
  Investor Class (based on $383,470,188/12,140,355 shares)      $      31.59
                                                                ============
  Class Y (based on $188,135,868/6,069,909 shares)              $      30.99
                                                                ============
MAXIMUM OFFERING PRICE:
  Class A ($30.88 [divided by] 94.25%)                          $      32.76
                                                                ============

The accompanying notes are an integral part of these financial statements.   29

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------
For the Six Months Ended 6/30/06

INVESTMENT INCOME:
  Dividends (net of foreign tax withheld of $3,045)      $1,953,046
  Interest                                                  266,640
  Income from securities loaned, net                        319,873
                                                         ----------
     Total investment income                                             $  2,539,559
                                                                         ------------
EXPENSES:
  Management fees                                        $2,233,854
  Transfer agent fees and expenses
    Class A                                                  89,801
    Class B                                                  10,570
    Class C                                                   2,041
    Investor Class                                          311,306
    Class Y                                                  32,487
  Distribution Fees
    Class A                                                  67,025
    Class B                                                  18,573
    Class C                                                   5,929
  Administrative reimbursements                              67,285
  Custodian fees                                             25,852
  Registration fees                                           4,000
  Professional fees                                          62,660
  Printing expense                                           53,066
  Fees and expenses of nonaffiliated trustees                 8,030
  Miscellaneous                                              16,436
                                                         ----------
     Total expenses                                                      $  3,008,915
                                                                         ------------
     Net expenses                                                        $  3,008,915
                                                                         ------------
       Net investment loss                                               $   (469,356)
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                       $ 98,183,959
                                                                         ------------
  Change in net unrealized loss on investments                           $(99,608,537)
                                                                         ------------
  Net loss on investments                                                $ (1,424,578)
                                                                         ------------
  Net decrease in net assets resulting from operations                   $ (1,893,934)
                                                                         ============


30 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05, respectively

                                                           Six Months
                                                              Ended              Year
                                                             6/30/06             Ended
                                                           (unaudited)         12/31/05
FROM OPERATIONS:
Net investment loss                                     $   (469,356)      $ (1,120,450)
Net realized gain on investments                          98,183,959        149,730,921
Change in net unrealized gain (loss) on investments      (99,608,537)      (122,771,520)
                                                        ------------       ------------
    Net increase (decrease) in net assets resulting
     from operations                                    $ (1,893,934)      $ 25,838,951
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 46,165,473       $ 54,335,475
Cost of shares repurchased                              (101,155,782)      (162,450,415)
Shares issued in reorganization                                    -        256,854,511
                                                        ------------       ------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                       $(54,990,309)      $148,739,571
                                                        ------------       ------------
    Net increase (decrease) in net assets               $(56,884,243)      $174,578,522
                                                        ------------       ------------
NET ASSETS:
Beginning of period                                     $691,562,138       $516,983,616
                                                        ------------       ------------
End of period (including accumulated net investment
  loss of ($469,356) and $0 respectively)               $634,677,895       $691,562,138
                                                        ============       ============

The accompanying notes are an integral part of these financial statements.   31

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                 '06 Shares      '06 Amount       '05 Shares      '05 Amounts
                                (unaudited)      (unaudited)
CLASS A
Shares sold                         627,395    $  20,496,353       1,028,258    $  30,304,645
Shares issued in
  reorganization                          -                -         276,936        8,441,014
Less shares repurchased            (438,064)     (14,130,886)       (383,761)     (11,269,406)
                                 ----------    -------------      ----------    -------------
    Net increase                    189,331    $   6,365,467         921,433    $  27,476,253
                                 ==========    =============      ==========    =============
CLASS B
Shares sold                          37,177    $   1,139,071          45,107    $   1,252,495
Shares issued in
  reorganization                          -                -          83,163        2,361,828
Less shares repurchased             (39,020)      (1,169,261)         (7,599)        (215,349)
                                 ----------    -------------      ----------    -------------
    Net increase (decrease)          (1,843)   $     (30,190)        120,671    $   3,398,974
                                 ==========    =============      ==========    =============
CLASS C
Shares sold                          21,308    $     655,946          34,354    $     959,848
Less shares repurchased              (6,233)        (184,982)         (4,142)        (116,851)
                                 ----------    -------------      ----------    -------------
    Net increase                     15,075    $     470,964          30,212    $     842,997
                                 ==========    =============      ==========    =============
INVESTOR CLASS
Shares sold                             602    $      34,164               -    $           -
Less shares repurchased          (1,016,530)     (33,729,818)     (3,131,386)     (93,250,360)
                                 ----------    -------------      ----------    -------------
    Net decrease                 (1,015,928)   $ (33,695,654)     (3,131,386)   $ (93,250,360)
                                 ==========    =============      ==========    =============
CLASS Y
Shares sold                         740,622    $  23,839,939         721,265    $  21,818,487
Shares issued in
  reorganization                          -                -       8,072,561      246,051,669
Less shares repurchased          (1,588,432)     (51,940,835)     (1,876,107)     (57,598,449)
                                 ----------    -------------      ----------    -------------
    Net increase (decrease)        (847,810)   $ (28,100,896)      6,917,719    $ 210,271,707
                                 ==========    =============      ==========    =============

32 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended
                                                                         6/30/06      Year Ended
                                                                       (unaudited)     12/31/05
CLASS A
Net asset value, beginning of period                                   $   31.16       $ 29.80
                                                                       ---------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                                   $   (0.08)      $ (0.12)
 Net realized and unrealized gain (loss) on investments                    (0.20)         1.48
                                                                       ---------       -------
  Net increase (decrease) from investment operations                   $   (0.28)      $  1.36
                                                                       ---------       -------
Redemption fees                                                        $       -       $     -
                                                                       ---------       -------
Net increase (decrease) in net asset value                             $   (0.28)      $  1.36
                                                                       ---------       -------
Net asset value, end of period                                         $   30.88       $ 31.16
                                                                       =========       =======
Total return*                                                              (0.90)%        4.56%
Ratio of net expenses to average net assets+                                1.26%**       1.26%
Ratio of net investment loss to average net assets+                        (0.50)%**     (0.56)%
Portfolio turnover rate                                                      127%**         83%
Net assets, end of period (in thousands)                               $  58,361       $53,000
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               1.26%**       1.26%
 Net investment loss                                                       (0.50)%**     (0.56)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               1.26%**       1.26%
 Net investment loss                                                       (0.50)%**     (0.56)%

                                                                        Year Ended     Year Ended    Year Ended     Year Ended
                                                                       12/31/04(a)      12/31/03      12/31/02       12/31/01
CLASS A
Net asset value, beginning of period                                    $  24.38        $ 16.97      $  26.96        $ 22.16
                                                                        --------        -------      --------        -------
Net increase (decrease) from investment operations:
 Net investment loss                                                    $  (0.14)(b)    $ (0.16)     $  (0.24)       $ (0.20)
 Net realized and unrealized gain (loss) on investments                     5.56           7.56         (9.77)++        5.00
                                                                        --------        -------      --------        -------
  Net increase (decrease) from investment operations                    $   5.42        $  7.40      $ (10.01)       $  4.80
                                                                        --------        -------      --------        -------
Redemption fees                                                         $   0.00(c)     $  0.01      $   0.02        $  0.00(c)
                                                                        --------        -------      --------        -------
Net increase (decrease) in net asset value                              $   5.42        $  7.41      $  (9.99)       $  4.80
                                                                        --------        -------      --------        -------
Net asset value, end of period                                          $  29.80        $ 24.38      $  16.97        $ 26.96
                                                                        ========        ========     ========        =======
Total return*                                                              22.23%         43.67%       (37.05)%        21.66%
Ratio of net expenses to average net assets+                                1.31%          1.33%         1.33%          1.31%
Ratio of net investment loss to average net assets+                        (0.55)%        (0.70)%       (1.17)%        (1.00)%
Portfolio turnover rate                                                       17%            46%           37%            65%
Net assets, end of period (in thousands)                                $ 23,225        $21,475      $ 19,024        $33,877
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               2.29%          2.38%         1.67%          1.36%
 Net investment loss                                                       (1.53)%        (1.75)%       (1.51)%        (1.05)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               1.31%          1.33%         1.33%          1.31%
 Net investment loss                                                       (0.55)%        (0.70)%       (1.17)%        (1.00)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

The accompanying notes are an integral part of these financial statements. 33

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                       Six Months
                                                                          Ended
                                                                         6/30/06      Year Ended
                                                                       (unaudited)     12/31/05
CLASS B
Net asset value, beginning of period                                   $   28.94       $ 27.94
                                                                       ---------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                                   $   (0.24)      $ (0.16)
 Net realized and unrealized gain (loss) on investments                    (0.16)         1.16
                                                                       ---------       -------
  Net increase (decrease) from investment operations                   $   (0.40)      $  1.00
                                                                       ---------       -------
Redemption fees                                                        $       -       $     -
                                                                       ---------       -------
Net increase (decrease) in net asset value                             $   (0.40)      $  1.00
                                                                       ---------       -------
Net asset value, end of period                                         $   28.54       $ 28.94
                                                                       =========       =======
Total return*                                                              (1.38)%        3.58%
Ratio of net expenses to average net assets+                                2.29%**       2.37%
Ratio of net investment loss to average net assets+                         1.54%**      (1.72)%
Portfolio turnover rate                                                      127%**         83%
Net assets, end of period (in thousands)                               $   3,402       $ 3,503
Ratios with no waiver of fees and no reduction for fees
 paid indirectly
 Net expenses                                                               2.29%**       2.37%
 Net investment loss                                                       (1.54)%**     (1.72)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               2.29%**       2.37%
 Net investment loss                                                       (1.54)%**     (1.72)%

                                                                        Year Ended     Year Ended    Year Ended     Year Ended
                                                                       12/31/04(a)      12/31/03      12/31/02       12/31/01
CLASS B
Net asset value, beginning of period                                    $  23.05        $ 16.16      $   25.87       $ 21.42
                                                                        --------        -------      ---------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                                    $  (0.47)(b)    $ (0.28)     $   (0.39)      $ (0.40)
 Net realized and unrealized gain (loss) on investments                     5.36           7.16          (9.34)++       4.85
                                                                        --------        -------      ---------       -------
  Net increase (decrease) from investment operations                    $   4.89        $  6.88      $   (9.73)      $  4.45
                                                                        --------        -------      ---------       -------
Redemption fees                                                         $   0.00(c)     $  0.01      $    0.02       $  0.00(c)
                                                                        --------        -------      ---------       -------
Net increase (decrease) in net asset value                              $   4.89        $  6.89      $   (9.71)      $  4.45
                                                                        --------        -------      ---------       -------
Net asset value, end of period                                          $  27.94        $ 23.05      $   16.16       $ 25.87
                                                                        ========        =======      =========       =======
Total return*                                                              21.21%         42.64%        (37.53)%       20.77%
Ratio of net expenses to average net assets+                                2.08%          2.08%          2.08%         2.06%
Ratio of net investment loss to average net assets+                        (1.37)%        (1.43)%        (1.92)%       (1.75)%
Portfolio turnover rate                                                       17%            46%            37%           65%
Net assets, end of period (in thousands)                                $     10        $11,126      $   8,734       $14,346
Ratios with no waiver of fees and no reduction for fees
 paid indirectly
 Net expenses                                                               2.33%          2.45%          2.21%         2.09%
 Net investment loss                                                       (1.63)%        (1.80)%        (2.05)%       (1.78)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               2.08%          2.08%          2.08%         2.06%
 Net investment loss                                                       (1.37)%        (1.43)%        (1.92)%       (1.75)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

34 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended
                                                                         6/30/06      Year Ended
                                                                       (unaudited)     12/31/05
CLASS C
Net asset value, beginning of period                                   $   29.01       $ 27.94
                                                                       ---------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                                   $   (0.17)      $ (0.16)
 Net realized and unrealized gain (loss) on investments                    (0.18)         1.23
                                                                       ---------       -------
  Net increase (decrease) from investment operations                   $   (0.35)      $  1.07
                                                                       ---------       -------
Redemption fees                                                        $       -       $     -
                                                                       ---------       -------
Net increase (decrease) in net asset value                             $   (0.35)      $  1.07
                                                                       ---------       -------
Net asset value, end of period                                         $   28.66       $ 29.01
                                                                       =========       =======
Total return*                                                              (1.21)%        3.83%
Ratio of net expenses to average net assets+                                2.07%**       2.02%
Ratio of net investment loss to average net assets+                        (1.30)%**     (1.36)%
Portfolio turnover rate                                                      127%**         83%
Net assets, end of period (in thousands)                               $   1,309       $   887
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               2.07%**       2.02%
 Net investment loss                                                       (1.30)%**     (1.36)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               2.07%**       2.02%
 Net investment loss                                                       (1.30)%**     (1.36)%

                                                                        Year Ended     Year Ended    Year Ended     Year Ended
                                                                       12/31/04(a)      12/31/03      12/31/02       12/31/01
CLASS C
Net asset value, beginning of period                                    $  23.05        $ 16.16      $   25.85       $ 21.40
                                                                        --------        -------      ---------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                                    $  (0.33)(b)    $ (0.29)     $   (0.33)      $ (0.35)
 Net realized and unrealized gain (loss) on investments                     5.22           7.17          (9.38)++       4.80
                                                                        --------        -------      ---------       -------
  Net increase (decrease) from investment operations                    $   4.89        $  6.88      $   (9.71)      $  4.45
                                                                        --------        -------      ---------       -------
Redemption fees                                                         $   0.00(c)     $  0.01      $    0.02       $  0.00(c)
                                                                        --------        -------      ---------       -------
Net increase (decrease) in net asset value                              $   4.89        $  6.89      $   (9.69)      $  4.45
                                                                        --------        -------      ---------       -------
Net asset value, end of period                                          $  27.94        $ 23.05      $   16.16       $ 25.85
                                                                        ========        =======      =========       =======
Total return*                                                              21.21%         42.64%        (37.49)%       20.74%
Ratio of net expenses to average net assets+                                2.08%          2.08%          2.08%         2.06%
Ratio of net investment loss to average net assets+                        (1.35)%        (1.45)%        (1.93)%       (1.75)%
Portfolio turnover rate                                                       17%            46%            37%           65%
Net assets, end of period (in thousands)                                $     10        $   198      $     161       $   194
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               2.35%          2.48%          2.33%         2.06%
 Net investment loss                                                       (1.62)%        (1.85)%        (2.18)%       (1.75)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               2.08%          2.08%          2.08%         2.06%
 Net investment loss                                                       (1.35)%        (1.45)%        (1.93)%       (1.75)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment loss per shares have been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

The accompanying notes are an integral part of these financial statements.  35

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                          Ended
                                                                         6/30/06        Year Ended
                                                                       (unaudited)       12/31/05
INVESTOR CLASS
Net asset value, beginning of period                                   $   31.80         $ 30.31
                                                                       ---------         -------
Net increase (decrease) from investment operations:
 Net investment loss                                                   $   (0.02)        $ (0.06)
 Net realized and unrealized gain (loss) on investments                    (0.19)           1.55
                                                                       ---------         -------
  Net increase (decrease) from investment operations                   $   (0.21)        $  1.49
                                                                       ---------         -------
Redemption fees                                                        $       -         $     -
                                                                       ---------         -------
Net increase (decrease) in net asset value                             $   (0.21)        $  1.49
                                                                       ---------         -------
Net asset value, end of period                                         $   31.59         $ 31.80
                                                                       =========         =======
Total return*                                                              (0.66)%          4.92%
Ratio of net expenses to average net assets+                                0.87%**         0.90%
Ratio of net investment loss to average net assets+                        (0.13)%**       (0.19)%
Portfolio turnover rate                                                      127%**           83%
Net assets, end of period (in thousands)                               $ 383,470         $418,416
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               0.87%**         0.90%
 Net investment loss                                                       (0.13)%**       (0.19)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               0.87%**         0.90%
 Net investment loss                                                       (0.13)%**       (0.19)%

                                                                        Year Ended      Year Ended     Year Ended     Year Ended
                                                                       12/31/04(a)       12/31/03       12/31/02       12/31/01
INVESTOR CLASS
Net asset value, beginning of period                                    $  24.75         $ 17.19       $  27.25        $ 22.33
                                                                        --------         -------       --------        -------
Net increase (decrease) from investment operations:
 Net investment loss                                                    $  (0.08)(b)     $ (0.10)      $  (0.22)       $ (0.16)
 Net realized and unrealized gain (loss) on investments                     5.64            7.66          (9.86)++        5.08
                                                                        --------         -------       --------        -------
  Net increase (decrease) from investment operations                    $   5.56         $  7.56       $ (10.08)       $  4.92
                                                                        --------         -------       --------        -------
Redemption fees                                                         $   0.00(c)      $  0.00(c)    $   0.02        $  0.00(c)
                                                                        --------         -------       --------        -------
Net increase (decrease) in net asset value                              $   5.56         $  7.56       $ (10.06)       $  4.92
                                                                        --------         -------       --------        -------
Net asset value, end of period                                          $  30.31         $ 24.75       $  17.19        $ 27.25
                                                                        ========         =======       ========        ========
Total return*                                                              22.46%          43.98%        (36.92)%        22.03%
Ratio of net expenses to average net assets+                                1.03%           1.08%          1.08%          1.03%
Ratio of net investment loss to average net assets+                        (0.30)%         (0.46)%        (0.91)%        (0.71)%
Portfolio turnover rate                                                       17%             46%            37%            65%
Net assets, end of period (in thousands)                                $493,738         $493,232      $413,147        $829,052
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                               1.03%           1.14%          1.09%          1.03%
 Net investment loss                                                       (0.30)%         (0.52)%        (0.92)%        (0.71)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                               1.03%           1.08%          1.08%          1.03%
 Net investment loss                                                       (0.30)%         (0.46)%        (0.91)%        (0.71)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

36    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/06           9/23/05 to
                                                           (unaudited)        12/31/05 (a)
CLASS Y
Net asset value, beginning of period                        $  31.19           $  30.48
                                                            --------           --------
Net increase (decrease) from investment operations:
  Net investment loss                                       $  (0.01)          $  (0.01)
  Net realized and unrealized gain (loss) on
   investments                                                 (0.19)              0.72
                                                            --------           --------
   Net increase (decrease) from investment
     operations                                             $  (0.20)          $   0.71
                                                            --------           --------
Redemption fees                                             $      -           $      -
                                                            --------           --------
Net increase (decrease) in net asset value                  $  (0.20)          $   0.71
                                                            --------           --------
Net asset value, end of period                              $  30.99           $  31.19
                                                            ========           ========
Total return*                                                  (0.64)%             4.66%(b)
Ratio of net expenses to average net assets+                    0.75%**            0.78%**
Ratio of net investment loss to average net assets+            (0.02)%**          (0.15)%**
Portfolio turnover rate                                          127%**              83%
Net assets, end of period (in thousands)                    $188,136           $215,755
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                  0.75%**            0.77%**
  Net investment loss                                          (0.02)%**          (0.14)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class Y shares were first publicly offered on September 23, 2005.
(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.   37

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Growth Opportunities Fund. Safeco Growth Opportunities Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Growth Opportunities Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to achieve growth of capital.

The Trustees have authorized the issuance of five classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, Investor Class and Class Y shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of June 30, 2006, there were no fair valued securities. Temporary cash investments are value at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. There were no distributions paid during the year ended December 31, 2005.

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                2005
--------------------------------------------------------------------------------
  Capital loss carryforward                 $ (8,501,795)
  Capital loss carryforward from AmSouth
   Small Cap Fund                             (3,132,502)
  Unrealized appreciation                    124,495,260
                                            ------------
    Total                                   $112,860,963
                                            ============
--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appre ciation is attributable to the tax basis adjustments on REIT holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $6,169 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.

E.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y and Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

F.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.30% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.05% of the average daily net assets attributable to Investor Class Shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $15,850 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $45,032 in transfer agents fees payable to PIMSS at June 30, 2006.

4. Distribution Plans

The Fund adopted a Plan of Distribution for Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $462 in distribution fees payable to PFD at June 30, 2006.

In addition, redemptions of each class of shares (except Investor and Class Y Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $8,401 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

6. Merger Information

On September 22, 2005, beneficial owners of AmSouth Small Cap Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Small Cap Fund's net assets for Pioneer Growth Opportunities Fund's shares, based on Pioneer Growth Opportunities Fund's Class A, Class B and Class Y shares' ending net asset value, respectively.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------
                          Pioneer Growth        AmSouth Small        Pioneer Growth
                        Opportunities Fund         Cap Fund        Opportunities Fund
                               (Pre-                (Pre-                (Post-
                          Reorganization)      Reorganization)      Reorganization)
-------------------------------------------------------------------------------------
  Net Assets
   Class A             $ 38,238,742           $  8,441,014        $ 46,679,756
   Class B             $    703,461           $  2,361,829        $  3,065,290
   Class C             $    619,140           $          -        $    619,140
   Class Y             $          -           $          -        $246,051,670
   Investor Class      $425,530,859           $          -        $425,530,859
   Class I             $          -           $246,051,670        $          -
  Total Net Assets     $465,092,202           $256,854,513        $721,946,715
  Shares
   Outstanding
   Class A                1,254,694                882,427           1,531,630
   Class B                   24,767                261,928             107,930
   Class C                   21,756                      -              21,756
   Class Y                        -                      -           8,072,561
   Investor Class        13,686,792                      -          13,686,792
   Class I                        -             25,330,306                   -
  Shares
   Issued in
   Reorganization
   Class A                                                             276,936
   Class B                                                              83,163
   Class Y                                                           8,072,561
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                 Unrealized       Accumulated
                              Depreciation On       Gain On
                                Closing Date      Closing Date
-------------------------------------------------------------------------------------
  AmSouth Small Cap Fund     $29,577,721         $19,543,137
-------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Osbert M. Hood, Executive
Mary K. Bush                             Vice President
Margaret B.W. Graham                    Vincent Nave, Treasurer
Thomas J. Perna                         Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                                1-800-225-6292

 FactFone(SM) for automated fund yields, prices,
 account information and transactions                             1-800-225-4321

 Retirement plans information                                     1-800-622-0176

 Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014

 Our toll-free fax                                                1-800-225-4240

 Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
 (for general questions about Pioneer only)

 Visit our web site:                                  www.pioneerinvestments.com

 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                                     PIONEER
                                     -------
                                   AMT-FREE CA
                                    MUNICIPAL
                                      FUND*


                                   Semiannual
                                     Report


                                     6/30/06


                              [LOGO]PIONEER
                                    Investments(R)


* Formerly Pioneer California Tax Free Income Fund. Name change effective January 20, 2006

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          19

Notes to Financial Statements                                                 27

Trustees, Officers and Service Providers                                      36

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate to longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.



Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

In the following interview, portfolio manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent semiannual period, Fund performance, and his strategy and outlook going forward.

Q:  How did the Fund perform during the most recent six-month period?

A: For the six months ended June 30, 2006, Pioneer AMT-Free California Municipal Fund's Class A shares produced a -0.02% return, at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.28%, and the average return of the 122 Lipper California Municipal Debt Funds Category was 0.15%. Lipper is an independent monitor of mutual fund performance.

Call 1-800-225-6292 to visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Would you describe the investing environment for tax-exempt bonds during the time period?

A: As of June 30, 2006, long-term municipal interest rates were approaching the highest levels we have seen in 2006, as well as peak levels for the past 18 months. Since early 2005, long-term municipal yields have ranged between 4.25% and 4.63%. Historically, this span actually represents a fairly narrow fluctuation in rates over a typical 18-month period.

    In addition, though returns for municipal bonds were generally unspectacular for the period (with the Lehman Brothers Municipal Bond Index returning 0.28%), the biggest surprise was municipals' significant outperformance of Treasury securities. At the start of the year, 30-year AAA-rated municipal bonds were yielding approximately 97% of comparable Treasury bonds. By the close of the period, they were yielding 87% of Treasuries, meaning that tax-free bonds' price performance had been far better than that of Treasuries -- a remarkable change over a short period of time.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The most plausible explanation for recent market behavior is supply and demand. For tax-free bonds, the volume of new issues has declined 15% year to date compared with the same period in 2005. A record volume of new issues came to market in 2005, primarily because of advance refundings, where bond issuers refinance existing bonds at lower rates, similar to when homeowners refinance. By 2006, most of the advance refundings that were going to take place had been transacted, and with municipal rates now higher across the board, it has become somewhat less attractive for municipal bond issuers to refinance.

    We believe the overall demand for municipal bonds continues to be strong. Much of that demand is coming from hedge funds and large investors engaged in arbitrage trading. In addition, property and casualty companies, which have been tremendously profitable during the past two years, are once again a strong presence in the California municipal bond market. And individuals are continuing to purchase municipal bonds. In summary, we believe that strong demand and a decline in supply in the tax-free bond market has caused municipals significantly to outperform Treasuries so far in 2006.

Q:  Would you discuss your portfolio strategy during the six-month period?

A: For the past two years, long-term municipals (the Fund's main investing focus) have remained in a narrow trading range, making it difficult to find attractively valued bonds. But in May and June, as tax-exempt yields spiked (and bond prices declined), I identified three attractive opportunities within the California municipal market.

    Fund strategy during the six-month period was to sell advanced-refunded bonds for cash to purchase noncallable Pomona School District bonds and state of California health care bonds, as well as Oakland general obligation (G.O.) bonds (after selling California G.O. bonds). The Pomona issue is a high coupon (stated rate of interest) bond, but noncallable, and therefore it will behave similarly to a discounted bond. The Oakland bonds were attractively discounted. I believe that all three purchases could contribute significantly to the Fund over time.

    As of the close of the period, approximately 47% of the Fund's portfolio was rated AAA or the equivalent (the highest rating). In

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                             (continued)
--------------------------------------------------------------------------------

    addition, the Fund is broadly diversified among 29 issuers from all areas of the state.

Q:  What is your outlook going forward?

A: For the time being, municipal yields seem to have peaked. I am skeptical that they will rise significantly higher in the next several months, even though many market participants believe that the Fed will raise short-term rates at least one more time. Over the period of the first 12 rate increases by the Fed during their current tightening cycle (beginning in June 2004), long-term municipal rates did not change very much. Tax-free yields have only risen recently because of increasing worries about inflation and higher commodity prices. But I believe that the market's reaction to these concerns has been - and could continue to be - relatively restrained. The Fed's upper limit on "acceptable" levels of price inflation (before they will take significant action against it) is supposedly 2%, a low level from a historical perspective. With longer-term Treasury yields at 5%, Treasury investors can currently obtain a 3% real (i.e., adjusted for inflation) rate of return, which is attractive historically. Will bond investors demand a real rate of return beyond 3%? I think that is unlikely, which is why - barring unforeseen events or a rise in inflation - I believe that the fixed-income markets should remain relatively stable over the coming months.

    I am encouraged that Chairman Bernanke and other Fed Governors have repeatedly stated over the past several weeks that the Consumer Price Index is near the top of their acceptable range and that they will take the necessary measures to restrain it.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by California and it's municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                                                     42.1%
Health                                                                      18.2%
Escrowed                                                                    15.4%
Various Revenues                                                            12.8%
Special Revenues                                                             5.3%
General Obligation                                                           5.1%
Reserves                                                                     1.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         47.0%
AA                                                                           4.6%
A                                                                           24.5%
BBB                                                                         17.4%
BB & Lower                                                                   5.4%
Commercial Paper                                                             1.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33         5.41%
  2. Central California Joint Powers Health Financing Center,
       6.0%, 2/1/30                                                         4.77
  3. California Statewide Community Authority, 5.25%, 3/1/45                4.70
  4. Alameda Corridor Transportation Authority, 4.75%, 10/1/25              4.60
  5. California Health Facilities Financing Authority, 5.0%, 3/1/33         4.60
  6. California State Department of Veteran Affairs, 4.75%, 12/1/25         4.54
  7. Duarte California Certificates of Participation, 5.25%, 4/1/31         4.07
  8. California State Department of Water Resources Power,
       5.25%, 5/1/20                                                        3.72
  9. Alameda County California Redevelopment Agency, 4.375%, 8/1/30         3.69
 10. University of California Revenues, 5.0%, 5/15/36                       3.52

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------


    Class     6/30/06       12/31/05
---------------------------------------------------------
      A       $12.60        $12.86
      B       $12.53        $12.79
      C       $12.50        $12.76
   Investor   $12.58        $12.83

     Distributions Per Share

   ------------------------------------------------------


                          1/1/06 - 6/30/06
              ------------------------------------------
                            Short-Term      Long-Term
    Class     Dividends   Capital Gains   Capital Gains
---------------------------------------------------------
      A       $0.2580       $  -            $ -
      B       $0.2045       $  -            $ -
      C       $0.2141       $  -            $ -
   Investor   $0.2723       $  -            $ -

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                    CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

---------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                           Net Asset    Public Offering
Period                    Value (NAV)     Price (POP)
Life-of-Class
(9/30/96)                   5.73%            5.12%
5 Years                     5.70             4.73
1 Year                      1.57            -2.96
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer AMT-Free       Lehman Brothers
            CA Municipal Fund    Municipal Bond Index
9/96              9450                 10000
                  9982                 10583
6/98             11071                 11499
                 11070                 11816
6/00             11119                 12201
                 12329                 13418
6/02             13085                 14346
                 14380                 15601
6/04             14305                 15719
                 16013                 17013
6/06             16265                 17164

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                             If         If
Period                      Held      Redeemed
Life-of-Class
(9/30/96)                   4.87%       4.87%
5 Years                     4.77        4.77
1 Year                      0.63       -3.23
--------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer AMT-Free       Lehman Brothers
            CA Municipal Fund    Municipal Bond Index
9/96             10000                 10000
                 10492                 10583
6/98             11551                 11499
                 11472                 11816
6/00             11439                 12201
                 12596                 13418
6/02             13269                 14346
                 14464                 15601
6/04             14290                 15719
                 15802                 17013
6/06             15902                 17164

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC).

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                             If           If
Period                      Held       Redeemed
Life-of-Class
(10/1/03)                   4.22%       4.22%
1 Year                      0.78        0.78
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer AMT-Free       Lehman Brothers
            CA Municipal Fund    Municipal Bond Index
10/03            10000                 10000
 6/04            10084                 10119
 6/05            11153                 10952
 6/06            11240                 11049

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                             If          If
Period                      Held      Redeemed
 10 Years                   6.19%       6.19%
 5 Years                    5.95        5.95
 1 Year                     1.80        1.80
---------------------------------------------------

             Pioneer AMT-Free       Lehman Brothers
            CA Municipal Fund    Municipal Bond Index
6/96             10000                 10000
                 10920                 10827
6/98             12142                 11762
                 12196                 12087
6/00             12281                 12480
                 13660                 13726
6/02             14542                 14675
                 16031                 15958
6/04             15983                 16079
                 17912                 17403
6/06             18235                 17557

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional [Investor Class] shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on actual returns from January 1, 2006 through June 30, 2006.

                                                                           Investor
Share Class                      A              B              C             Class
------------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/06

 Ending Account Value        $  999.80      $  995.60      $  996.30      $  998.30
 On 6/30/06

 Expenses Paid               $    4.26      $    8.56      $    8.41      $    3.12
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.73%, 1.70%, and 0.63% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2006 through June 30, 2006.

                                                                           Investor
Share Class                      A              B              C             Class
------------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/06

 Ending Account Value        $1,020.53      $1,016.22      $1,016.36      $1,021.67
 On 6/30/06

 Expenses Paid               $    4.31      $    8.65      $    8.50      $    3.16
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.73%, 1.70%, and 0.63% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                  Value
                              CALIFORNIA MUNICIPAL BONDS - 97.9%
                              Government - 4.6%
$1,500,000      A+/A1         California State, 4.75%, 4/1/29                          $ 1,471,260
 2,750,000      AAA/Aaa       Oakland California, 4.5%, 1/15/36                          2,582,442
                                                                                       -----------
                                                                                       $ 4,053,702
                                                                                       -----------
                              Municipal Development - 7.0%
 3,500,000      AAA/Aaa       Alameda County California Redevelopment Agency,
                              4.375%, 8/1/30                                           $ 3,201,030
 3,000,000      A-/A3         San Jose California Redevelopment Agency Tax
                              Allocation, 4.75%, 8/1/22                                  2,904,750
                                                                                       -----------
                                                                                       $ 6,105,780
                                                                                       -----------
                              Municipal Facilities - 5.8%
 2,100,000      AAA/Aaa       Fresno Joint Powers Financing Authority Lease
                              Revenue, 4.75%, 9/1/28                                   $ 2,085,636
 3,000,000      AAA/Aaa       Los Angeles County California Certificates of
                              Participation, 4.75%, 3/1/23                               3,003,180
                                                                                       -----------
                                                                                       $ 5,088,816
                                                                                       -----------
                              Municipal General - 5.8%
 4,000,000      A+/NR         California Statewide Community Authority,
                              5.25%, 3/1/45                                            $ 4,076,560
 1,000,000      AAA/Aaa       Sacramento City Financing Authority,
                              5.0%, 12/1/32                                              1,013,000
                                                                                       -----------
                                                                                       $ 5,089,560
                                                                                       -----------
                              Municipal Higher Education - 8.6%
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                              6.0%, 7/1/26                                             $ 2,225,100
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                              6.0%, 7/1/31                                               2,225,100
 3,000,000      AAA/Aaa       University of California Revenues, 5.0%, 5/15/36           3,053,970
                                                                                       -----------
                                                                                       $ 7,504,170
                                                                                       -----------
                              Municipal Housing - 4.5%
 4,000,000      AA-/Aa2       California State Department of Veteran Affairs,
                              4.75%, 12/1/25                                           $ 3,940,000
                                                                                       -----------
                              Municipal Medical - 19.3%
 4,000,000      A+/NR         California Health Facilities Financing Authority,
                              5.0%, 3/1/33                                             $ 3,988,040
 2,500,000      NR/A3         California Health Facilities Financing Authority,
                              6.25%, 12/1/34                                             2,710,100


 16 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                  Value
                              Municipal Medical - (continued)
$4,000,000      BBB-/Baa2     Central California Joint Powers Health Financing
                              Center, 6.0%, 2/1/30                                     $ 4,132,560
 3,500,000      BBB+/Baa1     Duarte California Certificates of Participation,
                              5.25%, 4/1/31                                              3,527,510
 2,500,000      A/A3          San Bernardino County California Certificates of
                              Participation, 5.5%, 8/1/24                                2,501,375
                                                                                       -----------
                                                                                       $16,859,585
                                                                                       -----------
                              Municipal Power - 6.0%
 2,990,000      A-/Aaa        California State Department of Water Resources
                              Power Supply, 5.25%, 5/1/20                              $ 3,223,728
 2,000,000      AAA/Aaa       Southern California Public Power Project,
                              5.0%, 7/1/33                                               2,030,680
                                                                                       -----------
                                                                                       $ 5,254,408
                                                                                       -----------
                              Municipal School District - 5.9%
 2,180,000      AAA/Aaa       Pomona Unified School District, 6.55%, 8/1/29            $ 2,724,913
 2,500,000      NR/Aaa        Sacramento City Unified School District,
                              4.75%, 7/1/29                                              2,475,825
                                                                                       -----------
                                                                                       $ 5,200,738
                                                                                       -----------
                              Municipal Tobacco - 5.3%
 2,500,000      BBB/Baa3      Golden State Tobacco Securitization,
                              6.75%, 6/1/39                                            $ 2,798,075
 1,500,000      BBB/Baa3      Golden State Tobacco Securitization,
                              7.9%, 6/1/42                                               1,794,360
                                                                                       -----------
                                                                                       $ 4,592,435
                                                                                       -----------
                              Municipal Transportation - 9.9%
 4,000,000      AAA/Aaa       Alameda Corridor Transportation Authority,
                              4.75%, 10/1/25                                           $ 3,989,720
 5,000,000      B/Ba2         San Joaquin Hills Transportation Corridor Agency,
                              5.0%, 1/1/33                                               4,687,100
                                                                                       -----------
                                                                                       $ 8,676,820
                                                                                       -----------
                              Municipal Utilities - 5.0%
 2,000,000      AAA/Aaa       Los Angeles California Wastewater System
                              Revenue, 5.0%, 6/1/29                                    $ 2,033,720
 2,315,000      AAA/Aaa       Orange County Sanitation District Certificates of
                              Participation, 5.0%, 2/1/33                                2,350,767
                                                                                       -----------
                                                                                       $ 4,384,487
                                                                                       -----------


 The accompanying notes are an integral part of these financial statements. 17

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                         (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                  Value
                              Municipal Water - 10.2%
$2,645,000      AAA/Aaa       Capistrano Beach California Water District,
                              4.75%, 12/1/28                                           $ 2,612,546
 1,475,000      AAA/Aaa       Capistrano Beach California Water District,
                              4.75%, 12/1/28                                             1,456,902
 1,200,000      AAA/Aaa       Los Angeles Department of Water & Power
                              Waterworks Revenue, 4.25%, 10/15/34                        1,108,836
 2,000,000      AAA/Aaa       Madera California Public, 4.375%, 3/1/31                   1,832,300
 1,750,000      NR/Baa2       West Kern County Water District Certificates of
                              Participation, 5.625%, 6/1/31                              1,869,315
                                                                                       -----------
                                                                                       $ 8,879,899
                                                                                       -----------
                              TOTAL CALIFORNIA MUNICIPAL BONDS
                              (Cost $80,573,908)                                       $85,630,400
                                                                                       -----------
                              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.2%
 1,067,770                    Blackrock Provident Institutional Fund                   $ 1,067,770
                                                                                       -----------
                              TOTAL TAX-EXEMPT MONEY
                              MARKET MUTUAL FUND
                              (Cost $1,067,770)                                        $ 1,067,770
                                                                                       -----------
                              TOTAL INVESTMENTS IN SECURITIES - 99.1%
                              (Cost: $81,641,678) (a)                                  $86,698,170
                                                                                       -----------
                              OTHER ASSETS AND LIABILITIES - 0.9%                      $   738,706
                                                                                       -----------
                              TOTAL NET ASSETS - 100.0%                                $87,436,876
                                                                                       ===========

NR    Not rated by either S&P or Moody's

(a) At June 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $80,897,440 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost.                                                $ 6,231,635
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value.                                                   (430,905)
                                                                                       -----------
      Net unrealized gain                                                              $ 5,800,730
                                                                                       ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2006 aggregated 23,576,839 and $17,613,334 respectively.


 18 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $81,641,678)                $86,698,170
  Receivables -
    Fund shares sold                                                 400
    Dividends, interest and foreign taxes withheld             1,191,814
    Due from Pioneer Investment Management, Inc.                   5,817
  Other                                                            1,239
                                                             -----------
     Total assets                                            $87,897,440
                                                             -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                  $   317,350
    Dividends                                                     67,053
  Due to bank                                                     43,576
  Due to affiliates                                                7,743
  Accrued expenses                                                24,842
                                                             -----------
     Total liabilities                                       $   460,564
                                                             -----------
NET ASSETS:
  Paid-in capital                                            $80,771,837
  Undistributed net investment income                            944,001
  Accumulated net realized gain on investments                   664,546
  Net unrealized gain on investments                           5,056,492
                                                             -----------
     Total net assets                                        $87,436,876
                                                             ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $13,056,556/1,036,244 shares)            $     12.60
                                                             ===========
  Class B (based on $658,696/52,569 shares)                  $     12.53
                                                             ===========
  Class C (based on $3,441,303/275,243 shares)               $     12.50
                                                             ===========
  Investor Class (based on $70,280,321/5,584,746 shares)     $     12.58
                                                             ===========
MAXIMUM OFFERING PRICE:
  Class A ($12.60 [divided by] 95.5%)                        $     13.19
                                                             ===========


The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06


INVESTMENT INCOME:
  Interest                                               $2,227,519
                                                         ----------
     Total investment income                                             $ 2,227,519
                                                                         -----------
EXPENSES:
  Management fees                                        $  215,153
  Transfer agent fees and expenses
    Class A                                                   5,022
    Class B                                                     451
    Class C                                                     500
    Investor Class                                           19,135
  Distribution fees
    Class A                                                  13,375
    Class B                                                   2,508
    Class C                                                  13,736
  Administrative reimbursements                               9,679
  Custodian fees                                              4,420
  Registration fees                                           1,530
  Professional fees                                          32,823
  Printing expense                                            9,860
  Fees and expenses of nonaffiliated trustees                 2,047
  Miscellaneous                                               9,874
                                                         ----------
     Total expenses                                                      $   340,113
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                      (38,649)
                                                                         -----------
     Net expenses                                                        $   301,464
                                                                         -----------
       Net investment income                                             $ 1,926,055
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                       $   636,350
                                                                         -----------
  Change in net unrealized loss on investments                           $(2,516,697)
                                                                         -----------
  Net loss on investments                                                $(1,880,347)
                                                                         -----------
  Net increase in net assets resulting from operations                   $    45,708
                                                                         ===========


 20 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05


                                                             Six Months
                                                               Ended             Year
                                                              6/30/06           Ended
                                                            (unaudited)        12/31/05
FROM OPERATIONS:
  Net investment income                                    $ 1,926,055       $ 3,844,835
  Net realized gain on investments                             636,350           836,085
  Change in net unrealized gain (loss) on investments       (2,516,697)          964,991
                                                           -----------       -----------
    Net increase in net assets resulting from
     operations                                            $    45,708       $ 5,645,911
                                                           -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.26 and $0.53 per share, respectively)      $ ($222,659)      $  (167,882)
    Class B ($0.20 and $0.40 per share, respectively)           (8,113)           (4,181)
    Class C ($0.21 and $0.43 per share, respectively)          (46,177)          (19,537)
    Investor Class ($0.27 and $0.56 per share,
     respectively)                                          (1,510,108)       (3,467,686)
  Net realized gain:
    Class A ($0.00 and $0.13 per share, respectively)                -           (73,020)
    Class B ($0.00 and $0.13 per share, respectively)                -            (3,916)
    Class C ($0.00 and $0.13 per share, respectively)                -           (13,832)
    Investor Class ($0.00 and $0.13 per share,
     respectively)                                                   -          (736,088)
                                                           -----------       -----------
     Total distributions to shareowners                    $(1,787,057)      $(4,486,142)
                                                           -----------       -----------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $ 9,346,823       $14,078,561
  Reinvestment of distributuions                             1,202,565         3,169,129
  Cost of shares repurchased                                (7,801,811)      (17,261,133)
                                                           -----------       -----------
    Net increase (decrease) in net assets
     resulting from Fund share transactions                $ 2,747,577       $   (13,443)
                                                           -----------       -----------
    Net increase in net assets                             $ 1,006,228       $ 1,146,326
NET ASSETS:
  Beginning of period                                       86,430,648        85,284,322
                                                           -----------       -----------
  End of period (including undistributed net investment
    income of $944,001 and $805,003 respectively)          $87,436,876       $86,430,648
                                                           ===========       ===========

 The accompanying notes are an integral part of these financial statements. 21

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                 (continued)
--------------------------------------------------------------------------------

                                    '06 Shares    '06 Amounts      '05 Shares     '05 Amounts
                                    (unaudited)   (unaudited)
CLASS A
Shares sold                           541,215     $ 6,926,252        934,703      $ 12,067,294
Reinvestment of distributions           7,013          89,246          5,596            71,961
Less shares repurchased              (304,000)     (3,893,477)      (155,148)       (1,996,475)
                                     --------     -----------       --------      ------------
  Net increase                        244,227     $ 3,122,019        785,151      $ 10,142,780
                                     --------     -----------       --------      ------------
CLASS B
Shares sold                            23,080     $   292,608         33,051      $    425,291
Reinvestment of distributions             109           1,385            224             2,857
Less shares repurchased                (2,803)        (35,669)        (1,883)          (24,182)
                                     --------     -----------       --------      ------------
  Net increase                         20,386     $   258,324         31,392      $    403,966
                                     --------     -----------       --------      ------------
CLASS C
Shares sold                           167,503     $ 2,127,964        122,969      $  1,585,976
Reinvestment of distributions             408           5,150            307             3,918
Less shares repurchased               (14,982)       (187,457)        (1,753)          (22,000)
                                     --------     -----------       --------      ------------
  Net increase                        152,929     $ 1,945,657        121,523      $  1,567,894
                                     --------     -----------       --------      ------------
INVESTOR CLASS
Reinvestment of distributions          86,897     $ 1,106,784        240,524      $  3,090,393
Less shares repurchased              (288,879)     (3,685,207)    (1,182,707)      (15,218,476)
                                     --------     -----------     ----------      ------------
  Net decrease                       (201,981)    $(2,578,423)      (942,183)     $(12,128,083)
                                     --------     -----------     ----------      ------------


 22 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended         Year        Year         Year       Year       Year
                                                               6/30/06        Ended       Ended        Ended      Ended      Ended
                                                             (unaudited)    12/31/05    12/31/04 (a) 12/31/03   12/31/02   12/31/01
CLASS A
Net asset value, beginning of period                           $ 12.86       $ 12.65     $ 12.69      $ 12.67    $ 12.40    $ 12.50
                                                               -------       -------     -------      -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.24       $  0.45     $  0.53(b)   $  0.56    $  0.57    $  0.58
 Net realized and unrealized gain (loss) on investments          (0.24)         0.42        0.12         0.03       0.43      (0.11)
                                                               -------       -------     -------      -------    -------    -------
  Net increase from investment operations                      $ (0.00)      $  0.87     $  0.65      $  0.59    $  1.00    $  0.47
Distributions to shareowners:
 Net investment income                                           (0.26)        (0.53)      (0.53)       (0.53)     (0.51)     (0.57)
 Distributions in excess of net investment income                    -             -           -            -      (0.04)         -
 Net realized gain                                                   -         (0.13)      (0.16)       (0.04)     (0.18)         -
                                                               -------       -------     -------      -------    -------    -------
Net increase (decrease) in net asset value                     $ (0.26)      $  0.21     $ (0.04)     $  0.02    $  0.27    $ (0.10)
                                                               -------       -------     -------      -------    -------    -------
Net asset value, end of period                                 $ 12.60       $ 12.86     $ 12.65      $ 12.69    $ 12.67    $ 12.40
                                                               =======       =======     =======      =======    =======    =======
Total return*                                                    (0.02)%        6.94%       5.22%        4.79%      8.31%      3.82%
Ratio of net expenses to average net assets+                      0.86%**       0.86%       0.86%        0.86%      1.06%      1.06%
Ratio of net investment income to average net assets+             4.27%**       4.23%       4.21%        4.49%      4.25%      4.66%
Portfolio turnover rate                                             42%**          7%         22%          19%        25%        32%
Net assets, end of period (in thousands)                       $13,057       $10,186     $    87      $   741    $   636    $   645
Ratios with no waivers of managemnet fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.99%**       1.06%       1.04%        1.06%      1.06%      1.06%
 Net investment income                                            4.14%**       4.03%       4.03%        4.29%      4.25%      4.66%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.86%**       0.86%       1.04%        1.06%      1.06%      1.06%
 Net investment income                                            4.27%**       4.23%       4.03%        4.29%      4.25%      4.66%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended        Year       Year          Year       Year        Year
                                                               6/30/06       Ended      Ended         Ended      Ended       Ended
                                                             (unaudited)   12/31/05   12/31/04 (a)  12/31/03   12/31/02    12/31/01
CLASS B
Net asset value, beginning of period                           $ 12.79      $ 12.64     $ 12.66      $ 12.65    $ 12.39     $ 12.49
                                                               -------      -------     -------      -------    -------     -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.17      $  0.32     $  0.43(b)   $  0.47    $  0.48     $  0.49
 Net realized and unrealized gain (loss) on investments          (0.23)        0.36        0.14         0.02       0.42       (0.11)
                                                               -------      -------     -------      -------    -------     -------
  Net increase (decrease) from investment operations           $ (0.06)     $  0.68     $  0.57      $  0.49    $  0.90     $  0.38
Distributions to shareowners:
 Net investment income                                           (0.20)       (0.40)      (0.43)       (0.44)     (0.42)      (0.48)
 Distributions in excess of net investment income                    -            -           -            -      (0.04)          -
 Net realized gain                                                   -        (0.13)      (0.16)       (0.04)     (0.18)          -
                                                               -------      -------     -------      -------    -------     -------
Net increase (decrease) in net asset value                     $ (0.26)     $  0.15     $ (0.02)     $  0.01    $  0.26     $ (0.10)
                                                               -------      -------     -------      -------    -------     -------
Net asset value, end of period                                 $ 12.53      $ 12.79     $ 12.64      $ 12.66    $ 12.65     $ 12.39
                                                               =======       ======     =======      =======    =======     =======
Total return*                                                    (0.44)%       5.39%       4.62%        3.96%      7.47%       3.02%
Ratio of net expenses to average net assets+                      1.73%**      1.78%       1.68%        1.61%      1.77%       1.80%
Ratio of net investment income to average net assets+             3.45%**      3.40%       3.61%        3.74%      3.54%       3.97%
Portfolio turnover rate                                             42%**         7%         22%          19%        25%         32%
Net assets, end of period (in thousands)                       $   659      $   411     $    10      $ 1,021    $ 1,111     $ 1,613
Ratios with no waivers of managemnet fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.85%**      1.95%       1.88%        1.76%      1.77%       1.80%
 Net investment income                                            3.33%**      3.23%       3.41%        3.59%      3.54%       3.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.73%**      1.78%       1.88%        1.76%      1.77%       1.80%
 Net investment income                                            3.45%**      3.40%       3.41%        3.59%      3.54%       3.97%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended        Year        Year
                                                                       6/30/06       Ended       Ended       10/01/03 (c)
                                                                     (unaudited)   12/31/05    12/31/04 (a)  to 12/31/03
CLASS C
Net asset value, beginning of period                                   $ 12.76      $ 12.63      $ 12.66       $  12.55
                                                                       -------      -------      -------       --------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.15      $  0.35      $  0.43(b)    $   0.14
 Net realized and unrealized gain (loss) on investments                  (0.20)        0.34         0.13           0.09
                                                                       -------      -------      -------       --------
  Net increase (decrease) from investment operations                   $ (0.05)     $  0.69      $  0.56       $   0.23
Distributions to shareowners:
 Net investment income                                                   (0.21)       (0.43)       (0.43)         (0.11)
 Distribtions in excess of net investment income                             -            -            -          (0.01)
 Net realized gain                                                           -        (0.13)       (0.16)             -
                                                                       -------      -------      -------       --------
Net increase (decrease) in net asset value                             $ (0.26)     $  0.13      $ (0.03)      $   0.11
                                                                       -------      -------      -------       --------
Net asset value, end of period                                         $ 12.50      $ 12.76      $ 12.63       $  12.66
                                                                       =======      =======      =======       ========
Total return*                                                            (0.37)%       5.49%        4.54%          1.91%^
Ratio of net expenses to average net assets+                              1.70%**      1.56%        1.61%          1.61%**
Ratio of net investment income to average net assets+                     3.43%**      3.50%        3.47%          4.60%**
Portfolio turnover rate                                                     42%**         7%          22%            19%
Net assets, end of period (in thousands)                               $ 3,441      $ 1,561      $    10       $    101
Ratios with no waivers of managemnet fees and assumption of
 expenses by PIM and noreduction for fees paid indirectly:
 Net expenses                                                             1.70%**      1.72%        2.06%          4.09%**
 Net investment income                                                    3.43%**      3.34%        3.02%          2.12%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.70%**      1.56%        1.61%          1.61%**
 Net investment income                                                    3.43%**      3.50%        3.47%          4.60%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
^   Not annualized.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.
(c) Class C shares were first publicly offered on October 1, 2003.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended        Year        Year          Year       Year       Year
                                                               6/30/06       Ended       Ended         Ended      Ended      Ended
                                                             (unaudited)   12/31/05    12/31/04 (a)  12/31/03   12/31/02   12/31/01
INVESTOR CLASS
Net asset value, beginning of period                           $ 12.83      $ 12.66      $ 12.68      $ 12.67    $ 12.39    $ 12.49
                                                               -------      -------      -------      -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.30      $  0.60(b)   $  0.59(b)   $  0.60    $  0.61    $  0.62
 Net realized and unrealized gain (loss)on investments and
  foreign currency transactions                                  (0.28)        0.26         0.11         0.02       0.44      (0.11)
                                                               -------      -------      -------      -------    -------    -------
  Net increase from investment operations                      $  0.02      $  0.86      $  0.70      $  0.62    $  1.05    $  0.51
Distributions to shareowners:
 Net investment income                                           (0.27)       (0.56)       (0.56)       (0.57)     (0.55)     (0.61)
 Distributions in excess of net investment income                    -            -            -            -      (0.04)         -
 Distributions from realized gain                                    -        (0.13)       (0.16)       (0.04)     (0.18)         -
                                                               -------      -------      -------      -------    -------    -------
Net increase (decrease) in net asset value                     $ (0.25)     $  0.17      $ (0.02)     $  0.01    $  0.28    $ (0.10)
                                                               -------      -------      -------      -------    -------    -------
Net asset value, end of period                                 $ 12.58      $ 12.83      $ 12.66      $ 12.68    $ 12.67    $ 12.39
                                                               =======      =======      =======      =======    =======    =======
Total return*                                                    (0.17)%       6.86%        5.63%        4.97%      8.76%      4.12%
Ratio of net expenses to average net assets+                      0.63%**      0.63%        0.63%        0.63%      0.73%      0.75%
Ratio of net investment income to average net assets+             4.56%**      4.54%        4.72%        4.72%      4.57%      4.98%
Portfolio turnover rate                                             42%**         7%          22%          19%        25%        32%
Net assets, end of period (in thousands)                       $70,280      $74,272      $85,177      $85,731    $93,293    $90,165
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                     0.72%**      0.70%        0.74%        0.75%      0.73%      0.75%
 Net investment income                                            4.47%**      4.47%        4.60%        4.60%      4.57%      4.98%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                     0.63%**      0.63%        0.74%        0.75%      0.73%      0.75%
 Net investment income                                            4.56%**      4.54%        4.60%        4.60%      4.57%      4.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies
Pioneer AMT-Free CA Municipal Fund (the Fund) (effective January 20, 2006, the Fund changed its name from Pioneer California Tax Free Income Fund to Pioneer AMT-Free CA Municipal Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco California Tax Free Income Fund, Inc. Safeco California Tax Free Income Fund transferred all of its assets to the Fund's Investor Class shares in a one-to-one ratio on December 10, 2004 pursuant to an agreement and plan of reorganization (the 'reorganization" which was approved by the shareholders of Safeco California Tax Free Income Fund on December 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                   (continued)
--------------------------------------------------------------------------------

the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. At June 30, 2006 there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    Investing primarily in the securities issued by California and its municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                         2005
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary Income                                                    $   16,444
   Tax exempt income                                                   3,642,842
   Long-term capital gain                                                826,856
                                                                      ----------
    Total                                                             $4,486,142
                                                                      ==========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                                         2005
--------------------------------------------------------------------------------
  Undistributed Tax Exempt income                                     $   60,765
  Undistributed long-term gain                                            60,610
  Post October loss deferred                                             (32,414)
  Unrealized appreciation                                              8,317,427
                                                                      ----------
    Total                                                             $8,406,388
                                                                      ==========
--------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                   (continued)
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $6,928 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% on assets between $250 million and $750 million and 0.40% on the excess of $750 million.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Fund to the extent necessary to limit expenses to 0.86% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Investor Class shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.63% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $1,635 was payable to PIM related to man- agement fees, administrative costs and certain other services and is included in due to affiliates.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $5,913 in transfer agent fees payable to PIMSS at June 30, 2006.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $195 in distribution fees payable to PFD at June 30, 2006.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                   (continued)
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $1,496 were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the funds expenses were not reduced under such arrangements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

Pioneer AMT-Free CA Municipal Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Osbert M. Hood, Executive
Mary K. Bush                                        Vice President
Margaret B.W. Graham                              Vincent Nave, Treasurer
Thomas J. Perna                                   Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                            -----------------------
                                    TAX FREE
                                  MONEY MARKET
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/06

                             [LOGO] PIONEER
                                    Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             7

Performance Update                            8

Comparing Ongoing Fund Expenses               9

Schedule of Investments                      11

Financial Statements                         16

Notes to Financial Statements                23

Trustees, Officers and Service Providers     28

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

In the following interview, Pioneer Tax Free Money Market Fund Portfolio Manager Seth Roman outlines the investment environment for tax-free money market securities during the six-month period ended June 30, 2006, the Fund's performance, his investment strategy, and his outlook going forward. Mr. Roman succeeded David Eurkus as the Fund's portfolio manager in March 2006.

Q: How did the Fund perform during its most recent semiannual period?

A: For the six-month period ended June 30, 2006, the Fund's Class A shares posted a 1.23% total return at net asset value. (The reported performance of each class of the Fund prior to December 10, 2004 is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses.) If all the expenses of the Pioneer fund were reflected, the performance would be lower.) In comparison, the Lipper Tax-Exempt Money Market Average returned 1.27%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt money funds during the time period?

A: Despite political uncertainty, international turmoil and significantly higher commodity prices, the U.S. economy continued to perform well over the past six months. Job growth was reasonably steady, and GDP has expanded throughout the Federal Reserve's current credit tightening cycle, which began in June 2004. The Fed's most recent rate hike was in June 2006, bringing the Federal Funds rate to 5.25%. The U.S. economy's resiliency mandated more action by the Fed than most had previously forecast.

   In the short-term municipal market, interest rates rose by over 200 basis points since the beginning of 2005. During the most recent six-month reporting period, demand for tax-free money

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   market securities has continued steadily given the uncertainties surrounding the domestic and global economies. More complex political and energy-related problems worldwide continue to cause many investors to adopt a more conservative posture, particularly in light of the fact that oil prices have increased substantially. Toward the close of the reporting period, the Fed stated that decisions about further increases would be "data dependent," (i.e., would depend on their analysis of a stream of economic data). However, the Fed raised rates at its June meeting to demonstrate to the markets that Fed officials remain determined to fight inflation first and foremost.

Q: What has been the strategy for the Fund over the six-month period?

A: We continue to expand the portfolio's broad diversification, both on a regional and national basis. Since the Fund's reorganization from Safeco management in August 2004, we reduced the number of small issuers within the portfolio and redeployed the proceeds into larger, more visible issuers. As we continue to shift from a more regional to a more nationally focused diversification strategy, we continue to emphasize safety of principal.

   During the past six months, we managed the Fund's average maturity based on our perception of the Fed's potential action and in reaction to supply and demand factors in the municipal money market. As the Fed continued to raise short-term interest rates, we focused on securities with shorter maturities, including short-term variable-rate demand notes with yields that reset daily or weekly. We felt that yields on longer-term securities didn't compensate the Fund for the Fed action we thought was likely.

Q: What is your outlook?

A: While the national economy remains fairly firm, markets expect that the Federal Reserve will end its tightening cycle quite soon. We believe that any future Fed action will continue to be "data dependent" and will focus on upcoming economic and inflation reports. Municipal money market yields do not move completely in sync with taxable rates, but most likely will continue to be affected by technical factors. Based on these reasons, we will seek opportunities that position the portfolio to take advantage of any upward movement in short-term yields. These may include longer-term securities with better than projected return profiles.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Medical Bonds                                  21.5%
Developmental Bonds                            13.2%
Facility Bonds                                 12.5%
Pollution Bonds                                11.9%
Multi-Family Housing Bonds                      8.9%
Governmental Bonds                              8.1%
Housing Bonds                                   5.8%
Educational Bonds                               4.4%
General Bonds                                   3.7%
Higher Education Bonds                          2.3%
Single Family Housing Bonds                     2.2%
Water Bonds                                     2.0%
Power Bonds                                     1.7%
Transportation Bonds                            1.2%
Diversified Financial Services (Blackrock)      0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


    1.   Elmhurst Illinois, Floating Rate Note, 7/1/18                  3.56%
    2.   Wake County North Carolina, Floating Rate Note, 4/1/21         3.48
    3.   Indiana Health Facility, Floating Rate Note, 3/1/33            3.45
    4.   Alaska State Housing Financial Corp., Floating Rate Note,
          12/1/24                                                       3.45
    5.   Apache County Arizona Industrial Development Authority,
          Floating Rate Note, 12/15/18                                  3.06
    6.   Clarksville Tennessee Public, Floating Rate Note, 7/1/31       2.99
    7.   Tulsa County Oklahoma, Floating Rate Note, 7/1/32              2.71
    8.   Chattanooga Tennessee Health, Floating Rate Note, 1/1/23       2.64
    9.   Missouri State Health & Elderly Facilities,
          Floating Rate Note, 11/1/20                                   2.43
   10.   Burke County Georgia Development, Floating Rate Note, 1/1/18   2.43

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Free Money Market Fund
-----------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06
-----------------------------------------------------------------------------

Share Prices
-----------------------------------------------------------------------------

Net Asset Value Per Share    6/30/06   12/31/05
Class A Shares               $1.00     $1.00
Investor Class Shares        $1.00     $1.00
Class Y Shares               $1.00     $1.00

Distributions
-----------------------------------------------------------------------------

Per Share                  Income      Short-Term      Long-Term
(1/1/06 - 6/30/06)         Dividends   Capital Gains   Capital Gains
Class A Shares             $0.0122     $   -           $   -
Investor Class Shares      $0.0130     $   -           $   -
Class Y Shares             $0.0131     $   -           $   -

Yields***
-----------------------------------------------------------------------------

Per Share                  7-Day Annualized   7-Day Effective*
Class A Shares                3.19%              3.24%
Investor Class Shares         3.33%**            3.39%**
Class Y Shares                3.37%              3.42%

    *  Assumes daily compounding of dividends.

   ** The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class B shares 3.35%.

   *** Please contact Pioneer to obtain the Fund's current yield.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

   The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Tax Free Money Market was created through the reorganization of the predecessor Safeco Tax Free Money Market Fund on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from January 1, 2006 through June 30, 2006.


Share Class                                A           Investor         Y
------------------------------------------------------------------------------
 Beginning Account Value On 1/1/06     $1,000.00      $1,000.00      $1,000.00
 Ending Account Value On 6/30/06       $1,020.78      $1,021.52      $1,021.67
 Expenses Paid During Period*          $    4.06      $    3.31      $    3.16

 * Expenses are equal to the Fund's annualized expense ratio of 0.81%, 0.66% and 0.63% for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006.


Share Class                                  A          Investor           Y
------------------------------------------------------------------------------
 Beginning Account Value On 1/1/06     $1,000.00      $1,000.00      $1,000.00
 Ending Account Value On 6/30/06       $1,012.30      $1,013.10      $1,013.20
 Expenses Paid During Period*          $    4.04      $    3.29      $    3.14

 * Expenses are equal to the Fund's annualized expense ratio of 0.81%, 0.66% and 0.63% for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

              S&P/Moody's
              Ratings
Shares        (unaudited)                                                                Value
                            MUNICIPAL BONDS - 94.4%
                            Government - 7.7%
2,645,000     NR/NR         District of Columbia, Floating Rate Note, 6/1/30      $  2,645,000
  500,000     AA+/Aa2       New York NY Ser F-3 General Obligation,
                              Floating Rate Note, 2/15/13                              500,000
2,925,000     AAA/Aaa       North Carolina State, Floating Rate Note, 6/1/19         2,925,000
5,000,000     A-1+/VMI1     Wake County North Carolina,
                              Floating Rate Note, 4/1/21                             5,000,000
                                                                                  ------------
                                                                                  $ 11,070,000
                                                                                  ------------
                            Municipal Development - 11.3%
1,730,000     AA-/NR        Alaska Industrial Development and Export
                              Authority, Floating Rate Note, 7/1/06               $  1,730,000
1,400,000     NR/NR         Athens-Clarke County Georgia,
                              Floating Rate Note, 8/1/33                             1,400,000
1,300,000     NR/AA3        Dickson County, Floating Rate Note, 11/1/12              1,300,000
  300,000     NR/Aa2        Fulton County Georgia, Floating Rate Note, 7/1/26          300,000
2,800,000     NR/Aa2        Hillsborough County Florida, Floating
                              Rate Note, 11/1/21                                     2,800,000
  780,000     A+/NR         Illinois Development Finance Authority,
                              Floating Rate Note, 6/1/17                               780,000
  290,000     NR/NR         Montgomery County Maryland, Industrial
                              Development, Floating Rate Note, 4/1/14                  290,000
  840,000     NR/AA3        Montgomery County Texas Industrial Development
                              Corp., Floating Rate Note, 8/1/17                        840,000
  800,000     AA-/Aa1       Pima County Arizona Industrial Development
                              Authority, Floating Rate Note, 12/1/22                   800,000
3,800,000     AA/NR         Tulsa County Oklahoma, Floating Rate Note,
                              7/1/32                                                 3,800,000
1,850,000     AA+/Aa1       Valdez Alaska Marine Revenue,
                              Floating Rate Note, 6/1/37                             1,850,000
  325,000     AA+/Aa1       Valdez Alaska Marine Revenue,
                              Floating Rate Note, 7/1/37                               325,000
                                                                                  ------------
                                                                                  $ 16,215,000
                                                                                  ------------
                            Municipal Education - 4.3%
2,100,000     AA/NR         Broward County Florida, Floating Rate Note,
                              4/1/24                                              $  2,100,000
3,800,000     NR/NR         Chattanooga Tennessee Health,
                              Floating Rate Note, 1/1/23                             3,800,000
  255,000     AAA/Aaa       Chicago Board of Education,
                              Floating Rate Note, 3/1/36                               255,000
                                                                                  ------------
                                                                                  $  6,155,000
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
              Ratings
Shares        (unaudited)                                                               Value
                            Municipal Facilities - 11.9%
2,700,000     NR/NR         Clarksville Public Building, Floating Rate Note,
                              7/1/16                                             $  2,700,000
4,200,000     NR/Aa1        Clarksville Tennessee Public,
                              Floating Rate Note, 7/1/31                            4,200,000
  700,000     NR/Aa1        Holland Creek Metropolitan District Colorado,
                              Floating Rate Note, 6/1/41                              700,000
2,685,000     AA/NR         Metropolitan Government Nash/Davidson County
                              Tennessee, Floating Rate Note, 6/1/22                 2,685,000
3,350,000     NR/Aa1        Montgomery County Tennessee Public Building
                              Authority, Floating Rate Note, 4/1/32                 3,350,000
2,420,000     AA-/NR        Richland Washington Golf Enterprise Revenue,
                              Floating Rate Note, 12/1/21                           2,420,000
1,000,000     A-/NR         Wildgrass Metropolitan District Colorado,
                              Floating Rate Note, 12/1/34                           1,000,000
                                                                                 ------------
                                                                                 $ 17,055,000
                                                                                 ------------
                            Municipal General - 3.5%
1,000,000     AA/NR         Commerce City Colorado Northern,
                              Floating Rate Note, 12/1/28                        $  1,000,000
  800,000     AA-/NR        Commerce City Colorado Northern,
                              Floating Rate Note, 12/1/31                             800,000
1,800,000     NR/Aa2        District of Columbia, Floating Rate Note, 6/1/25        1,800,000
1,500,000     AA-/NR        NBC Metropolitan District Colorado,
                              Floating Rate Note, 12/1/30                           1,500,000
                                                                                 ------------
                                                                                 $  5,100,000
                                                                                 ------------
                            Municipal Higher Education - 2.2%
1,150,000     AAA/AAA       North Carolina State University North Carolina,
                              Floating Rate Note, 12/15/19                       $  1,150,000
2,000,000     AA/Aa1        Purdue University, Indianapolis University
                              Revenues, Floating Rate Note, 7/1/27                  2,000,000
                                                                                 ------------
                                                                                 $  3,150,000
                                                                                 ------------
                            Municipal Housing - 4.9%
4,960,000     AAA/AAA       Alaska State Housing Financial Corp.,
                              Floating Rate Note, 12/1/24                        $  4,960,000
1,600,000     NR/Aa2        Blount County Tennessee, Floating Rate Note,
                              1/1/19                                                1,600,000
  440,000     NR/Aa2        Washington State Housing Finance,
                              Floating Rate Note, 7/1/11                              440,000
                                                                                 ------------
                                                                                 $  7,000,000
                                                                                 ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
              Ratings
Shares        (unaudited)                                                                Value
                            Municipal Medical - 20.2%
3,060,000     AAA/Aaa       Clark County Virginia Industry,
                              Floating Rate Note, 1/1/30                          $  3,060,000
1,400,000     NR/NR         Daphne-Villa Mercy Alabama Special Care Facilities
                              Financing Authority, Floating Rate Note,
                              12/1/30                                                1,400,000
4,885,000     AA-/Aa2       Elmhurst Illinois, Floating Rate Note, 7/1/18            4,885,000
2,110,000     NR/Aa1        Huron County Michigan Economic, Floating Rate
                              Note, 10/1/28                                          2,110,000
1,000,000     AAA/Aaa       Illinois Development Finance Authority, Floating
                              Rate Note, 5/1/28                                      1,000,000
4,970,000     AA-/A1        Indiana Health Facilities, Floating
                              Rate Note, 3/1/33                                      4,970,000
1,605,000     A/NR          Maryland State Health and Higher Educational
                              Facilities Authority Revenue,
                              Floating Rate Note, 4/1/31                             1,605,000
3,500,000     NR/Aa2        Missouri State Health & Educational Facilities,
                              Floating Rate Note, 11/1/20                            3,500,000
5,500,000     AA/Aa3        North Carolina Medical Care Community,
                              Floating Rate Note, 6/1/15                             3,000,000
2,000,000     AAA/AAA       Port City Medical Clinic Board Alabama,
                              Floating Rate Note, 2/1/25                             2,000,000
1,600,000     AA-/Aa2       Wisconsin State Health and Educational Facilities
                              Authority, Floating Rate Note, 1/1/19                  1,600,000
                                                                                  ------------
                                                                                  $ 29,130,000
                                                                                  ------------
                            Municipal Multiple Family Housing - 8.5%
1,500,000     AAA/NR        Alabama Housing Financial Authority Multi-family
                              Housing, Floating Rate Note, 6/15/26                $  1,500,000
2,000,000     AA/Aa2        Alaska State Housing Finance Corp., Series B,
                              Floating Rate Note, 12/1/30                            2,000,000
1,500,000     AAA/NR        Cobb County GA Housing Multi-Family, Floating
                              Rate Note, 6/1/25                                      1,500,000
1,800,000     AAA/NR        Louisiana Public Facilities Authority Revenue,
                              Floating Rate Note, 6/15/31                            1,800,000
1,915,000     AAA/NR        Orange County Florida Housing Finance
                              Multi-Family Revenue, Floating Rate Note,
                              6/1/25                                                 1,915,000
3,450,000     NR/NR         Phoenix Arizona Industrial Development Authority
                              Multi-Family, Floating Rate Note, 10/1/29              3,450,000
                                                                                  ------------
                                                                                  $ 12,165,000
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------


              S&P/Moody's
              Ratings
Shares        (unaudited)                                                               Value
                            Municipal Pollution - 11.3%
4,400,000     A+/Aa1        Apache County Arizona Industrial Development
                              Authority, Floating Rate Note, 12/15/18            $  4,400,000
3,500,000     AAA/NR        Burke County Georgia Development,
                              Floating Rate Note, 1/1/18                            3,500,000
1,400,000     AAA/AAA       Burke County Georgia, Floating Rate Note, 1/1/20        1,400,000
1,585,000     A/NR          Clark County Kentucky Pollution Control Revenue,
                              Floating Rate Note, 10/15/14                          1,585,000
1,490,000     AA+/Aa1       Hammond Indiana Pollution Center,
                              Floating Rate Note, 2/1/22                            1,490,000
2,040,000     AAA/Aaa       Lincoln County Wyoming Pollutant Control,
                              Floating Rate Note, 11/1/14                           2,040,000
1,915,000     A/A1          Sabine River Industrial Development Authority
                              Texas, Floating Rate Note, 8/15/14                    1,915,000
                                                                                 ------------
                                                                                 $ 16,330,000
                                                                                 ------------
                            Municipal Power - 1.6%
2,325,000     AA/Aaa        California State Department Water and Power,
                              Floating Rate Note, 5/1/22                         $  2,325,000
                                                                                 ------------
                            Municipal Single Family Housing - 2.1%
3,000,000     NR/NR         Wyoming Community Development Authority,
                              Floating Rate Note, 12/1/32                        $  3,000,000
                                                                                 ------------
                            Municipal Transportation - 3.0%
1,600,000     AA+/Aa1       Valdez Alaska Marine Terminal Revenue,
                              Floating Rate Note, 7/1/37                         $  1,600,000
2,750,000     AA+/Aa1       Valdez Alaska Marine Terminal Revenue,
                              Floating Rate Note, 7/1/37                            2,750,000
                                                                                 ------------
                                                                                 $  4,350,000
                                                                                 ------------
                            Municipal Water - 1.9%
2,345,000     NR/Aaa        Jackson Tennessee Energy, Floating
                              Rate Note, 12/1/23                                 $  2,345,000
400,000       AA+/NR        Oklahoma State Water Resource,
                              Floating Rate Note, 10/1/34                             400,000
                                                                                 ------------
                                                                                 $  2,745,000
                                                                                 ------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $142,535,000)                                  $135,790,000
                                                                                 ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
             Ratings
Shares       (unaudited)                                                                 Value
                           TEMPORARY CASH INVESTMENT - 0.6%
                           Mutual Fund - 0.6%
 882,191                   Blackrock Liquidity Funds Municipal Fund Portfolio     $    882,191
                                                                                  ------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $882,191)                                        $    882,191
                                                                                  ------------
                           TOTAL INVESTMENTS IN SECURITIES - 95.0%
                           (Cost: $136,672,191) (a)                               $136,672,191
                                                                                  ------------
                           OTHER ASSETS AND LIABILITIES - 5.0%                    $  7,187,596
                                                                                  ------------
                           TOTAL NET ASSETS - 100.0%                              $143,859,787
                                                                                  ============

(a) At June 30, 2006, cost for federal income tax purpose was $136,672,191. NR Not Rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $136,672,191)                 $136,672,191
  Cash                                                            3,773,573
  Receivables -
    Investment securities sold                                    5,370,146
    Fund shares sold                                                    100
    Interest and dividends                                          512,859
    Due from Pioneer Investment Management, Inc.                        389
  Other                                                               4,271
                                                               ------------
     Total assets                                              $146,333,529
                                                               ------------
LIABILITIES:
  Payables -
    Investment securities purchased                            $  2,045,486
    Fund shares repurchased                                          12,479
    Dividends                                                       281,333
  Due to affiliates                                                  13,370
  Accrued expenses                                                   80,487
  Other                                                              40,587
                                                               ------------
     Total liabilities                                         $  2,473,742
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $144,052,917
  Accumulated net realized loss on investments                     (193,130)
                                                               ------------
     Total net assets                                          $143,859,787
                                                               ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $27,204,953/27,196,595 shares)             $       1.00
                                                               ============
  Investor Class (based on $25,172,912/25,172,245 shares)      $       1.00
                                                               ============
  Class Y (based on $91,481,922/91,480,792 shares)             $       1.00
                                                               ============

16 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06

INVESTMENT INCOME:
  Interest                                                              $2,566,027
                                                                        ----------
EXPENSES:
  Management fees                                        $313,046
  Transfer agent fees and expenses
    Class A                                                 6,507
    Investor Class                                          7,835
    Class Y                                                 2,537
  Distribution fees
    Class A                                                23,678
  Administrative reimbursements                            15,512
  Custodian fees                                           12,766
  Registration fees                                        63,357
  Professional fees                                        46,022
  Printing expense                                         16,283
  Fees and expenses of nonaffiliated trustees               3,332
  Miscellaneous                                             9,189
                                                         --------
    Total expenses                                                      $  520,064
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                      (2,547)
                                                                        ----------
    Net expenses                                                        $  517,517
                                                                        ----------
     Net investment income                                              $2,048,510
                                                                        ----------
REALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                      $   (4,950)
                                                                        ----------
  Net increase in net assets resulting from operations                  $2,043,560
                                                                        ==========


The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05, respectively

                                                       Six Months
                                                          Ended
                                                         6/30/06        Year Ended
                                                       (unaudited)       12/31/05
FROM OPERATIONS:
Net investment income                                $    2,048,510   $   1,270,027
Net realized gain (loss) on investments                      (4,950)            273
                                                     --------------   -------------
    Net increase in net assets resulting
     from operations                                 $    2,043,560   $   1,270,300
                                                     --------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0122 and $0.0126
     per share, respectively)                        $     (402,047)  $    (158,251)
    Class Y ($0.0130 and $0.0054
     per share, respectively)                              (356,759)       (581,329)
    Investor Class ($0.0131 and $0.0167
     per share, respectively)                            (1,289,704)       (530,447)
                                                     --------------   -------------
     Total distributions to shareowners              $   (2,048,510)  $    (739,580)
                                                     --------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $  193,228,713   $  77,615,060
Shares issued in reorganization                                   -     130,250,307
Reinvestment of distributions                               690,660         638,996
Cost of shares repurchased                             (200,989,636)    (97,401,077)
                                                     --------------   -------------
    Net increase in net assets resulting from Fund
     share transactions                              $   (7,070,263)  $ 111,103,286
                                                     --------------   -------------
    Net increase in net assets                       $   (7,075,213)  $ 111,103,559
NET ASSETS:
Beginning of period                                     150,935,000      39,831,441
                                                     --------------   -------------
End of period                                        $  143,859,787   $ 150,935,000
                                                     ==============   =============

18 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             '06 Shares       '06 Amount       '05 Shares       '05 Amount
                             (unaudited)      (unaudited)
CLASS A
Shares sold                   71,043,239    $   71,043,239      41,433,916    $  41,433,916
Shares issued in
  reorganization                       -                 -      27,405,007       27,405,007
Reinvestment of
  distributions                  370,977           370,977         146,175          146,175
Less shares repurchased      (75,440,650)      (75,440,650)    (38,079,032)     (38,069,491)
                             -----------    --------------     -----------    -------------
    Net increase
     (decrease)               (4,026,434)   $   (4,026,434)     30,906,066    $  30,915,607
                             -----------    --------------     -----------    -------------
INVESTOR CLASS
Reinvestment of
  distributions                  319,683    $      319,683         492,821    $     492,821
Less shares repurchased       (3,671,508)       (3,671,508)    (11,483,231)     (11,483,237)
                             -----------    --------------     -----------    -------------
    Net decrease              (3,351,825)   $   (3,351,825)    (10,990,410)   $ (10,990,416)
                             -----------    --------------     -----------    -------------
CLASS Y (a)
Shares sold                  122,185,474    $  122,185,474      36,181,144    $  36,181,144
Shares issued in
  reorganization                       -                 -     102,845,300      102,845,300
Less shares repurchased     (121,877,478)     (121,877,478)    (47,853,648)     (47,848,349)
                            ------------    --------------     -----------    -------------
    Net increase
     (decrease)                  307,996    $      307,996     (91,172,796)   $ (91,178,095)
                            ============    ==============     ===========    =============

(a) For the period from September 23, 2005 (initial issue of Class Y shares) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                  Ended                         12/11/04 (a)
                                                 6/30/06        Year Ended           to
                                               (unaudited)       12/31/05         12/31/04
CLASS A
Net asset value, beginning of period            $ 1.0000        $  1.0000         $ 1.0000
                                                --------        ---------         --------
Increase from investment operations:
  Net investment income                         $ 0.0122        $  0.0126         $ 0.0004
                                                --------        ---------         --------
Distributions to shareowners:
  Net investment income                         $(0.0122)       $ (0.0126)        $(0.0004)
                                                --------        ---------         ---------
Net asset value, end of period                  $ 1.0000        $  1.0000         $ 1.0000
                                                ========        =========         =========
Total return*                                       1.23%            1.28%            0.04%(b)
Ratio of net expenses to average
  net assets+                                       0.81%**          0.78%            0.94%**
Ratio of net investment loss to average
  net assets+                                       2.52%**          1.75%            1.38%**
Net assets, end of period (in thousands)        $ 27,205        $  31,232         $    317
Ratios with no waiver of management
  fees and assumptions of expense by
  PIM and no reductions for fees paid
  indirectly:
  Net expenses                                      0.81%**          0.81%            1.17%**
  Net investment income                             2.52%**          1.72%            1.15%**
Ratios with waiver of management fees
  and assumptions of expense by PIM
  and no reductions for fees paid
  indirectly:
  Net expenses                                      0.81%**          0.78%               -**
  Net investment income                             2.52%**          1.75%               -**

(a) Class A shares commenced operations on December 11, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended
                                                                 6/30/06     Year Ended
                                                               (unaudited)    12/31/05
INVESTOR CLASS
Net asset value, beginning of period                            $  1.00       $  1.00
                                                                -------       -------
Increase from investment operations:
 Net investment income                                          $  0.01       $  0.02
                                                                -------       -------
Distributions to shareowners:
 Net investment income                                          $ (0.01)      $ (0.02)
                                                                -------       -------
Net asset value, end of period                                  $  1.00       $  1.00
                                                                =======       =======
Total return*                                                      1.31%         1.70%
Ratio of net expenses to average net assets+                       0.66%**       0.64%
Ratio of net investment income to average net assets+              2.68%**       1.64%
Net assets, end of period (in thousands)                        $25,174       $28,526
Ratios with no waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      0.68%**       0.91%
 Net investment income                                             2.65%**       1.36%
Ratios with waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      0.66%**       0.64%
 Net investment income                                             2.68%**       1.64%


Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended   Year Ended   Year Ended
                                                              12/31/04 (a)    12/31/03     12/31/02     12/31/01
INVESTOR CLASS
Net asset value, beginning of period                            $  1.00       $  1.00      $  1.00      $  1.00
                                                                -------       -------      -------      -------
Increase from investment operations:
 Net investment income                                          $  0.01       $  0.01      $  0.01      $  0.02
                                                                -------       -------      -------      -------
Distributions to shareowners:
 Net investment income                                          $ (0.01)      $ (0.01)     $ (0.01)     $ (0.02)
                                                                -------       -------      -------      -------
Net asset value, end of period                                  $  1.00       $  1.00      $  1.00      $  1.00
                                                                =======       =======      =======      =======
Total return*                                                      0.59%         0.51%        0.97%        2.34%
Ratio of net expenses to average net assets+                       0.65%         0.65%        0.75%        0.75%
Ratio of net investment income to average net assets+              0.57%         0.51%        0.97%        2.31%
Net assets, end of period (in thousands)                        $39,514       $67,128      $75,954      $76,554
Ratios with no waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      0.78%         0.74%        0.75%        0.75%
 Net investment income                                             0.44%         0.42%        0.97%        2.31%
Ratios with waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses
 Net investment income

(a) Effective August 2, 2004, PIM became the subadvisor for the Fund and subsequently became advisor on December 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 21

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended          9/23/05 (a)
                                                            6/30/06              to
                                                          (unaudited)         12/31/05
CLASS Y
Net asset value, beginning of period                       $ 1.0000          $ 1.0000
                                                           --------          --------
Increase from investment operations:
  Net investment income                                    $ 0.0131          $ 0.0054
                                                           --------          --------
Distributions to shareowners:
  Net investment income                                    $(0.0131)         $(0.0054)
                                                           --------          --------
Net asset value, end of period                             $ 1.0000          $ 1.0000
                                                           ========          ========
Total return*                                                  1.32%             0.54%
Ratio of net expenses to average net assets+                   0.63%**           0.56%**
Ratio of net investment loss to average net assets+            2.71%**           1.96%**
Net assets, end of period (in thousands)                   $ 91,482          $ 91,177
Ratios with no waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                 0.63%**           0.56%**
  Net investment income                                        2.71%**           1.96%**
Ratios with waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                 0.63%**           0.56%**
  Net investment income                                        2.71%**           1.96%**

(a) Class Y shares were first publicly offered on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Tax Free Money Market Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on December 10, 2004, is the successor to the Safeco Tax Free Money Market Fund. Safeco Tax Free Money Market Fund transferred all of the net assets of Class A shares in exchange for the Fund's Investor Class shares in a one-to-one exchange ratio, respectively, on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Tax Free Money Market Fund on December 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. Class Y Shares were first publicly offered on September 23, 2005. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities. The Fund offers three classes of shares - Class A, Investor Class and Class Y shares. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Investor Class and Class Y shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

Information containing the Fund's principal risks is contained in the Fund's prospectus(es). Please refer to these documents when considering the Fund's risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

A. Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    At December 31, 2005, the Fund had a net capital loss carryforward acquired as a result of the acquisition of AmSouth Tax-Exempt Money Market Fund, of $188,180 of which $91,998 will expire in 2006, $74,898 will expire in 2008, $14,681 will expire in 2010, $56 will expire in 2011, and $6,547 will expire in 2012, if not utilized.

    The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

-------------------------------------------
                                    2005
-------------------------------------------
  Distributions paid from:
  Tax Exempt income            $1,270,027
                               ----------
    Total                      $1,270,027
                               ==========
-------------------------------------------

    The following shows components of distributable earnings on a fed eral income tax basis at December 31, 2005:

--------------------------------------------
                                     2005
--------------------------------------------
  Capital loss carryforward     $(188,180)
--------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund, (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class Y and Investor Class shares bear different transfer agent and distribution fees.

2. Management Agreement

PIM, a wholly-owned indirect subsidy of UniCredito Italiano, S.p.A., (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Through December 10, 2006, the second anniversary of the closings of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.65% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $6,380 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $6,657 in transfer agent fees payable to PIMSS at June 30, 2006.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $333 in distribution fees payable to PFD at June 30, 2006.

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $325 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the period ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

6. Merger Information

On September 22, 2005, beneficial owners of AmSouth Tax-Exempt Money Market Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

exchanging all of AmSouth Tax-Exempt Money Market Fund's net assets for Pioneer Tax Free Money Market Fund's shares, based on Pioneer Tax Free Money Market Fund's Class A and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):


------------------------------------------------------------------------------------------
                            Pioneer Tax           AmSouth Tax-            Pioneer Tax
                            Free Money            Exempt Money            Free Money
                            Market Fund            Market Fund            Market Fund
                       (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
------------------------------------------------------------------------------------------
  Net Assets
  Class A              $      1,406,006     $      27,405,007       $      28,811,013
  Class Y              $             -      $               -       $     102,845,300
  Investor Class       $     29,819,766     $               -       $      29,819,766
  Class I              $              -     $     102,845,300       $               -
  Total Net Assets     $     31,225,772     $     130,250,307       $     161,476,079
  Share
  Outstanding
  Class A                     1,405,937            27,395,466              28,810,944
  Class Y                             -                     -             102,845,300
  Investor Class             29,817,950                     -              29,817,950
  Class I                             -           102,840,001                       -
  Shares Issued
  in Reorganization
  Class A                                                                  27,405,007
  Class Y                                                                 102,845,300
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                               Unrealized              Accumulated
                                            Depreciation on              Gain on
                                              Closing Date             Closing Date
------------------------------------------------------------------------------------------
  AmSouth Tax-Exempt Money Market Fund            -                      (188,453)
------------------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                    Officers
John F. Cogan, Jr., Chairman                John F. Cogan, Jr., President
David R. Bock                               Osbert M. Hood, Executive Vice
Mary K. Bush                                President
Margaret B.W. Graham                        Vincent Nave, Treasurer
Thomas J. Perna                             Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                          1-800-225-6292

 FactFone(SM) for automated fund yields, prices,
 account information and transactions                       1-800-225-4321

 Retirement plans information                               1-800-622-0176

 Telecommunications Device for the Deaf (TDD)               1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014

 Our toll-free fax                                          1-800-225-4240

 Our internet e-mail address            ask.pioneer@pioneerinvestments.com
 (for general questions about Pioneer only)

 Visit our web site:                            www.pioneerinvestments.com

 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PIONEER
                                     -------
                                     GROWTH
                                     LEADERS
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/06

[LOGO]PIONEER
      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                       2
Portfolio Management Discussion                             4
Portfolio Summary                                           8
Prices and Distributions                                    9
Performance Update                                         10
Comparing Ongoing Fund Expenses                            14
Schedule of Investments                                    16
Financial Statements                                       20
Notes to Financial Statements                              28
Trustees, Officers and Service Providers                   34

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter


pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

The first six months of 2006 was characterized by two different periods. The first four months saw the major stock indices rise, led by highly speculative, more volatile sectors, including small-cap stocks, emerging market companies and commodity-linked corporations. In May and June, however, market trends reversed themselves and the more volatile parts of the market tended to suffer the greatest declines. In the following interview, L. Roy Papp and Rosellen Papp, members of the management team of L. Roy Papp & Associates, LLP, which is responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Growth Leaders Fund during the six months ended June 30, 2006.

Q:   How did the Fund perform during the six months ended June 30, 2006?

A: Pioneer Growth Leaders Fund, Class A shares, had a total return of -1.67% for the six months, at net asset value. During the same period, the Russell 1000 Growth Index produced a total return of -0.93%, while the average return of the 494 funds in Lipper's Large-Cap Core Fund category was 1.34%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     The stock market rally in the first four months of 2006 was led by highly speculative parts of the markets, including basic materials, industrials, small-cap and emerging market companies. This was not an environment that favored the strategy of Pioneer Growth Leaders Fund, which emphasizes very high-quality, stable-growth companies with superior long-term earnings potential. Our goal is to select stocks which tend to be leaders within their own industry. However, in the final two months of the period, when volatility unsettled the markets, our emphasis on better-quality companies helped the Fund's relative performance.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How did the market environment influence performance?

A: The uneven performance in the stock market during the first six months of 2006 belied the much more positive story coming out of the economy. Economic growth was brisk, unemployment was low, and the second calendar quarter of 2006 appeared headed toward becoming the seventeenth consecutive quarter in which corporate profits climbed by more than 10%. For the first four months of 2006, the stock market averages climbed on this favorable news. However, on May 10, the trend reversed direction and stock prices started heading down. The immediate cause was the action of the U.S. Federal Reserve Board to raise the key Fed Funds rate from 4.75% to 5.00%, the 16th rate hike since the Fed began tightening in June 2004. The Fed followed up in late June by raising the rate once again, to 5.25%. Investors became increasingly concerned that the Fed might go too far in its effort to control growth and limit inflationary pressures and thereby increase the chances the economy could fall into recession. As a result, stocks began falling, consistent with the view that a recession was possible.

Q: What were your principal strategies during the six months ended June 30, 2006?

A: Many of our decisions were based on long-term investment themes that we have been pursuing for some time. Two of those themes relate to significant demographic changes occurring in our society as a result of the aging of the baby-boom generation, the first members of which are entering their 60s. The maturing of this generation is creating great demand for retirement products and services and provides an important opportunity for financial services firms that offer retirement products. Two key holdings that reflect this trend were State Street, which is a major processor of financial transactions and custodian of assets, and T. Rowe Price, the mutual fund and investment company that is a leader in providing products for the retirement market. The aging of this generation also creates new demands for health care services and products, demands that are likely to persist. Among the Fund's investments that reflect this theme were Amgen, a leader in the biotechnology industry, Medtronics, a major producer of medical devices, and Techne, which is a market leader in the production of proteins for the biotech and pharmaceutical industries.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

     Two other trends relate to changes in the economy and in business. New information technology products have had a great impact on increasing the productivity and the competitiveness of corporations. Many of the Fund's positions reflect our belief in this trend, including Intel, Adobe Software and Cisco Systems. At the same time, the globalization of the economy has created other opportunities for companies that have positioned themselves to benefit from international trade. Among the Fund's holdings that reflected this latter trend were Expeditors International, a company that handles logistical planning and is a beneficiary of increased trade between China and the United States; UPS, the commercial delivery service, which successfully has extended its operations throughout the globe; and Omnicom, the global advertising and communications firm which is expanding its business in non-traditional areas, such as Internet advertising.

Q: What types of investments had the greatest impact on Fund results for the six months ended June 30, 2006?

A: Two of our key purchases based on the international trade theme - Expeditors International and UPS - turned in strong performance during the period. The position in Omnicom also helped, as its initiatives in Internet advertising, health care communications, customer relationship management and media buying added to corporate profits. Our investments in T. Rowe Price and State Street also had positive influences on results for the six-month period.

     Less successful were our information technology and health care positions, as those sectors underperformed for the period. The stocks of both Intel and Adobe were detractors for the six months as technology remained out of favor. Meanwhile, Medtronics, a key health care holding during the period, fell because of concerns that pending changes in Medicare reimbursement policies would result in lower payments for medical devices. At the same time, the Fund's position in Techne, which had been a significant positive influence on performance, declined as investors took profits.

     We took advantage of the market corrections in various sectors to increase the diversification of the Fund. In health care, we added to the Fund's position in biotech giant Amgen and Eli Lilly, a major pharmaceutical company. In information technology, we established positions in Cisco Systems and Microchip. Other new positions

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     included United Technologies, Canadian National Railroad and International Speedway, which operates auto raceways and is benefiting from the growing popularity of NASCAR and other racing circuits. To fund these purchases, we pared back our investments in Intel, Microsoft, General Electric, State Street, Medtronics, Techne and Expeditors International, although we continue to hold substantial positions in each of these companies because of our favorable view of their long-term outlooks.

Q:   What is your investment outlook?

A: Entering the second half of 2006, the overall economy appears to be sound, which should be good for stocks. We think the correction in stock prices that occurred during the second quarter of the year was an overreaction. A Wall Street Journal poll of 56 professional economists on July 5 revealed that 54 of those economists believe the economy will continue to grow at a healthy pace for the remainder of 2006, perhaps with gross domestic product
     (GDP) growth in the range of 2-1/2% to 3-1/2%. We think the Federal Reserve Board may raise short-term interest rates once or twice more, before pausing. A look at historical trends reveals that when the economy is strong and the Fed stops raising interest rates, stocks generally perform well. At this stage, we think many stocks look inexpensive and represent a good long-term value.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      96.4%
Depositary Receipts for International Stocks             3.2%
Temporary Cash Investment                                0.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                  26.5%
Health Care                                             20.0%
Industrials                                             18.7%
Consumer Staples                                        12.6%
Financials                                              10.9%
Consumer Discretionary                                   9.3%
Energy                                                   2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Intel Corp.                                         5.04%
 2. Expeditors International of Washington, Inc.        4.97
 3. General Electric Co.                                4.96
 4. Johnson & Johnson                                   4.94
 5. Walgreen Co.                                        4.90
 6. Microsoft Corp.                                     4.86
 7. State Street Corp.                                  4.79
 8. Medtronic, Inc.                                     4.65
 9. Linear Technology Corp.                             4.63
10. Omnicom Group                                       4.60

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class      6/30/06       12/31/05
-----      -------       --------
  A         $18.90         $19.22
  B         $18.27         $18.69
  C         $18.18         $18.59
  R         $18.05         $18.38

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/06 - 6/30/06
        -------------------------------------------
             Net
          Investment     Short-Term       Long-Term
 Class      Income     Capital Gains    Capital Gains
 -----    ----------   -------------    -------------
  A       $  -          $ -              $  -
  B       $  -          $ -              $  -
  C       $  -          $ -              $  -
  R       $  -          $ -              $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)

                     Net Asset      Public Offering
Period              Value (NAV)       Price (POP)
10 Years               5.35%            4.73%
 5 Years              -0.64            -1.81
 1 Year                3.80            -2.19

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Growth     Russell 1000
                 Leaders Fund      Growth Index
6/96                $ 9,425          $10,000
                     12,798           13,134
6/98                 15,651           17,257
                     18,352           21,962
6/00                 21,259           27,598
                     16,402           17,615
6/02                 13,776           12,949
                     13,452           13,330
6/04                 15,078           15,713
                     15,301           15,977
6/06                 15,882           16,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)

                        If                If
Period                 Held            Redeemed
10 Years               4.39%            4.39%
5 Years               -1.71            -1.71
1 Year                 2.68            -0.85

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Growth     Russell 1000
                 Leaders Fund      Growth Index
6/96                $10,000          $10,000
                     13,479           13,134
6/98                 16,358           17,257
                     19,037           21,962
6/00                 21,883           27,598
                     16,759           17,615
6/02                 13,972           12,949
                     13,539           13,330
6/04                 15,032           15,713
                     14,973           15,977
6/06                 15,374           16,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)

                        If               If
Period                 Held           Redeemed
10 Years               4.37%            4.37%
 5 Years              -1.77            -1.77
 1 Year                2.64             2.64

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Growth     Russell 1000
                 Leaders Fund      Growth Index
6/96                $10,000          $10,000
                     13,479           13,134
6/98                 16,358           17,257
                     19,037           21,962
6/00                 21,883           27,598
                     16,759           17,615
6/02                 13,972           12,949
                     13,539           13,330
6/04                 14,989           15,713
                     14,937           15,977
6/06                 15,330           16,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2006)

                        If               If
Period                 Held           Redeemed
10 Years               4.53%            4.53%
 5 Years              -1.69            -1.69
 1 Year                3.99             3.99

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Growth     Russell 1000
                 Leaders Fund      Growth Index
6/96                $10,000          $10,000
                     13,509           13,134
6/98                 16,438           17,257
                     19,179           21,962
6/00                 22,106           27,598
                     16,970           17,615
6/02                 14,181           12,949
                     13,778           13,330
6/04                 15,306           15,713
                     14,983           15,977
6/06                 15,580           16,954

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on actual returns from January 1, 2006 through June 30, 2006.

Share Class                         A            B            C            R
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 1/1/06
Ending Account Value            $  983.30    $  977.50    $  977.70    $  982.00
On 6/30/06
Expenses Paid During Period*    $    6.15    $   11.13    $   11.43    $    7.81

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.27%, 2.33% and 1.59%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006.

Share Class                         A            B            C            R
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 1/1/06
Ending Account Value            $1,018.60    $1,013.54    $1,013.24    $1,016.91
On 6/30/06
Expenses Paid During Period*    $    6.26    $   11.33    $   11.63    $    7.95

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.27%, 2.33% and 1.59%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                           Value
           COMMON STOCKS - 99.1%
           Energy - 2.0%
           Integrated Oil & Gas - 2.0%
 15,400    Chevron Corp.                                    $   955,724
                                                            -----------
           Total Energy                                     $   955,724
                                                            -----------
           Capital Goods - 8.2%
           Aerospace & Defense - 0.9%
  7,000    United Technologies Corp.                        $   443,940
                                                            -----------
           Industrial Conglomerates - 7.3%
 14,500    3M Co.                                           $ 1,171,165
 73,000    General Electric Co.                               2,406,080
                                                            -----------
                                                            $ 3,577,245
                                                            -----------
           Total Capital Goods                              $ 4,021,185
                                                            -----------
           Transportation - 10.3%
           Air Freight & Couriers - 7.2%
 43,000    Expeditors International of Washington, Inc.*    $ 2,408,430
 13,500    United Parcel Service                            $ 1,111,455
                                                            -----------
                                                            $ 3,519,885
                                                            -----------
           Railroads - 3.1%
 35,000    Canadian National Railway Co.                    $ 1,531,250
                                                            -----------
           Total Transportation                             $ 5,051,135
                                                            -----------
           Consumer Durables & Apparel - 0.3%
           Apparel, Accessories & Luxury Goods - 0.3%
  5,000    Coach, Inc.*                                     $   149,500
                                                            -----------
           Total Consumer Durables & Apparel                $   149,500
                                                            -----------
           Consumer Services - 1.7%
           Leisure Facilities - 1.7%
 18,000    International Speedway Corp.*                    $   834,660
                                                            -----------
           Total Consumer Services                          $   834,660
                                                            -----------
           Media - 4.6%
           Advertising - 4.6%
 25,000    Omnicom Group                                    $ 2,227,250
                                                            -----------
           Total Media                                      $ 2,227,250
                                                            -----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                           Value
           Retailing - 2.7%
           General Merchandise Stores - 2.7%
 27,000    Target Corp.                                     $ 1,319,490
                                                            -----------
           Total Retailing                                  $ 1,319,490
                                                            -----------
           Food & Drug Retailing - 7.1%
           Drug Retail - 4.8%
 53,000    Walgreen Co.                                     $ 2,376,520
                                                            -----------
           Food Distributors - 0.8%
 12,500    Sysco Corp.                                      $   382,000
                                                            -----------
           Hypermarkets & Supercenters - 1.5%
 15,000    Wal-Mart Stores, Inc.                            $   722,550
                                                            -----------
           Total Food & Drug Retailing                      $ 3,481,070
                                                            -----------
           Food, Beverage & Tobacco - 1.2%
           Soft Drinks - 1.2%
 10,000    PepsiCo, Inc.                                    $   600,400
                                                            -----------
           Total Food, Beverage & Tobacco                   $   600,400
                                                            -----------
           Household & Personal Products - 4.1%
           Household Products - 4.1%
 33,000    Clorox Co.                                       $ 2,012,010
                                                            -----------
           Total Household & Personal Products              $ 2,012,010
                                                            -----------
           Health Care Equipment & Services - 6.3%
           Health Care Equipment - 4.6%
 48,000    Medtronic, Inc.                                  $ 2,252,160
                                                            -----------
           Health Care Services - 1.7%
 14,828    Medco Health Solutions, Inc.*                    $   849,348
                                                            -----------
           Total Health Care Equipment & Services           $ 3,101,508
                                                            -----------
           Pharmaceuticals & Biotechnology - 13.4%
           Biotechnology - 2.5%
 19,000    Amgen, Inc.*                                     $ 1,239,370
                                                            -----------
           Life Sciences Tools & Services - 4.5%
 43,500    Techne Corp.*                                    $ 2,215,020
                                                            -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                           Value
           Pharmaceuticals - 6.4%
 13,000    Eli Lilly & Co.                                  $   718,510
 40,000    Johnson & Johnson                                  2,396,800
                                                            -----------
                                                            $ 3,115,310
                                                            -----------
           Total Pharmaceuticals & Biotechnology            $ 6,569,700
                                                            -----------
           Diversified Financials - 10.8%
           Asset Management & Custody Banks - 10.8%
 16,500    Northern Trust Corp.                             $   912,450
 40,000    State Street Corp.                               $ 2,323,600
 54,000    T. Rowe Price Associates, Inc.                     2,041,740
                                                            -----------
                                                            $ 5,277,790
                                                            -----------
           Total Diversified Financials                     $ 5,277,790
                                                            -----------
           Software & Services - 11.0%
           Application Software - 1.1%
 18,000    Adobe Systems, Inc.*                             $   546,480
                                                            -----------
           Data Processing & Outsourced Services - 4.5%
 49,000    First Data Corp.                                 $ 2,206,960
                                                            -----------
           Systems Software - 5.4%
101,000    Microsoft Corp.                                  $ 2,353,300
 17,000    Symantec Corp.*                                      264,180
                                                            -----------
                                                            $ 2,617,480
                                                            -----------
           Total Software & Services                        $ 5,370,920
                                                            -----------
           Technology Hardware & Equipment - 2.6%
           Communications Equipment - 1.0%
 25,000    Cisco Systems, Inc.*                             $   488,250
                                                            -----------
           Computer Hardware - 1.2%
  7,500    IBM Corp.*                                       $   576,150
                                                            -----------
           Computer Storage & Peripherals - 0.4%
 19,000    EMC Corp.*                                       $   208,430
                                                            -----------
           Total Technology Hardware & Equipment            $ 1,272,830
                                                            -----------
           Semiconductors - 12.7%
           Semiconductor Equipment - 2.2%
 67,600    Applied Materials, Inc.                          $ 1,100,527
                                                            -----------

18 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                          Value
           Semiconductors - 10.5%
129,000    Intel Corp.                                      $ 2,444,550
 67,000    Linear Technology Corp. (b)                        2,243,830
 13,000    Microchip Technology                             $   436,150
                                                            -----------
                                                            $ 5,124,530
                                                            -----------
           Total Semiconductors                             $ 6,225,057
                                                            -----------
           TOTAL COMMON STOCKS
           (Cost $26,236,872)                               $48,470,229
                                                            -----------
           TEMPORARY CASH INVESTMENT - 0.4%
           Security Lending Collateral - 0.4%
207,715    Securities Lending Investment Fund, 5.16%        $   207,715
                                                            -----------
           TOTAL TEMPORARY CASH INVESTMENT
           (Cost $207,715)                                  $   207,715
                                                            -----------
           TOTAL INVESTMENTS IN SECURITIES - 99.5%
           (Cost: $26,444,587) (a)                          $48,677,944
                                                            -----------
           OTHER ASSETS AND LIABILITIES - 0.5%              $   227,301
                                                            -----------
           TOTAL NET ASSETS - 100.0%                        $48,905,246
                                                            ===========

*    Non-income producing security.

(a) At June, 30, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $26,444,587 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
     excess of value over tax cost.                                                   $22,675,084
     Aggregate gross unrealized loss for all investments in which there is an
     excess of value over tax cost.                                                      (441,727)
                                                                                      ===========
     Net Unrealized gain                                                              $22,233,357
                                                                                      ===========

(b)   At June 30, 2006, the following security was out on loan:

Shares     Security                                                      Value
 67,000    Linear Technology Corp.                                     $201,342
                                                                       --------
           Total                                                       $201,342
                                                                       ========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June, 30, 2006 aggregated $9,857,650 and $17,790,900, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned
    of $201,342) (cost $26,444,587)                                  $48,677,944
  Cash                                                                   374,072
  Receivables -
    Investment securities sold                                           155,639
    Fund shares sold                                                         239
    Dividends, interest and foreign taxes withheld                        43,995
    Due from Pioneer Investment Management, Inc.                           1,743
  Other                                                                   13,770
                                                                     -----------
     Total assets                                                    $49,267,402
                                                                     -----------
LIABILITIES:
  Payables -
    Investment securities purchased                                  $   150,123
    Fund shares repurchased                                                  501
    Upon return of securities loaned                                     207,715
  Due to affiliates                                                        3,817
                                                                     -----------
     Total liabilities                                               $   362,156
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $15,865,851
  Undistributed net investment income                                      2,357
  Accumulated net realized gain on investments                        10,803,681
  Net unrealized gain on investments                                  22,233,357
                                                                     -----------
     Total net assets                                                $48,905,246
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $47,681,244/2,523,263 shares)                    $     18.90
                                                                     ===========
  Class B (based on $907,390/49,655 shares)                          $     18.27
                                                                     ===========
  Class C (based on $315,961/17,377 shares)                          $     18.18
                                                                     ===========
  Class R (based on $651/36 shares)                                  $     18.05
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($18.90 [divided by] 94.25%)                               $     20.05
                                                                     ===========

20 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $853)      $341,774
  Interest                                                    811
  Income from securities loaned, net                           96
                                                         --------
     Total investment income                                              $   342,681
                                                                          -----------
EXPENSES:
  Management fees                                        $200,167
  Transfer agent fees and expenses
    Class A                                                36,159
    Class B                                                 1,787
    Class C                                                   825
    Class R                                                    96
  Distribution fees
    Class A                                                62,553
    Class B                                                 4,660
    Class C                                                 1,837
    Class R                                                     2
  Administrative reimbursements                             8,575
  Custodian fees                                            7,773
  Registration fees                                        41,624
  Professional fees                                        41,477
  Printing expense                                         11,238
  Fees and expenses of nonaffiliated trustees               2,253
  Miscellaneous                                             2,636
                                                         --------
     Total expenses                                                       $   423,662
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management,
       Inc.                                                                   (83,338)
                                                                          -----------
     Net expenses                                                         $   340,324
                                                                          -----------
       Net investment income                                              $     2,357
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                        $ 8,906,509
                                                                          -----------
  Change in net unrealized gain on investments                            $(9,709,872)
                                                                          -----------
    Net loss on investments                                               $  (803,363)
                                                                          -----------
    Net decrease in net assets resulting
     from operations                                                      $  (801,006)
                                                                          ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05

                                                                     Six Months
                                                                   Ended 6/30/06     Year Ended
                                                                    (unaudited)       12/31/05
FROM OPERATIONS:
Net investment income (loss)                                        $      2,357    $     (2,564)
Net realized gain on investments                                       8,906,509       7,096,673
Change in net unrealized gain (loss) on investments                   (9,709,872)     (4,611,454)
                                                                    ------------    ------------
    Net increase (decrease) in net assets resulting
     from operations                                                $   (801,006)   $  2,482,655
                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.24 per share, respectively)               $          -    $     (2,573)
Net realized gain:
    Class A ($0.00 and $2.97 per share, respectively)                          -      (5,133,831)
    Class B ($0.00 and $2.97 per share, respectively)                          -         (87,736)
    Class C ($0.00 and $2.97 per share, respectively)                          -         (16,121)
    Class R ($0.00 and $2.97 per share, respectively)                          -            (107)
                                                                    ------------    ------------
     Total distributions to shareowners                             $          -    $ (5,240,368)
                                                                    ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  1,504,823    $  2,551,944
Shares issued in reorganization                                                -      28,469,444
Reinvestment of distributions                                                  -       4,685,476
Cost of shares repurchased                                            (9,149,177)    (16,243,678)
                                                                    ------------    ------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                                   $ (7,644,354)   $ 19,463,186
                                                                    ------------    ------------
    Net increase (decrease) in net assets                           $ (8,445,360)   $ 16,705,473
NET ASSETS:
Beginning of period                                                   57,350,606      40,645,133
                                                                    ------------    ------------
End of period (including undistributed net investment
  income of $2,357 and $0, respectively)                            $ 48,905,246    $ 57,350,606
                                                                    ============    ============

22 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  '06 Shares     '06 Amount    '05 Shares    '05 Amount
                                 (unaudited)    (unaudited)
CLASS A
Shares sold                           53,881    $ 1,043,005        76,244    $ 1,563,052
Shares issued in
  reorganization                           -              -     1,463,245     28,021,144
Reinvestment of distributions              -              -       238,026      4,582,310
Less shares repurchased             (446,740)    (8,631,352)     (788,196)   (16,010,694)
                                    --------    -----------     ---------    -----------
    Net increase (decrease)         (392,859)   $(7,588,347)      989,319    $18,155,812
                                    ========    ===========     =========    ===========
CLASS B
Shares sold                           19,103    $   357,976        35,303    $   718,657
Shares issued in
  reorganization                           -              -         9,074        169,591
Reinvestment of distributions              -              -         4,667         87,520
Less shares repurchased              (17,849)      (332,148)       (3,148)       (59,322)
                                    --------    -----------     ---------    -----------
    Net increase                       1,254    $    25,828        45,896    $   916,446
                                    ========    ===========     =========    ===========
CLASS C
Shares sold                            5,526    $   103,817        13,888    $   270,035
Shares issued in
  reorganization                           -              -        14,985        278,709
Reinvestment of distributions              -              -           835         15,646
Less shares repurchased               (9,974)      (185,652)       (9,050)      (173,478)
                                    --------    -----------     ---------    -----------
    Net increase (decrease)           (4,448)   $   (81,835)       20,658    $   390,912
                                    ========    ===========     =========    ===========
CLASS R
Shares sold                                1    $        25            10    $       200
Less shares repurchased                   (1)           (25)           (9)          (184)
                                    --------    -----------     ---------    -----------
    Net increase                           -    $         -             1    $        16
                                    ========    ===========     =========    ===========

The accompanying notes are an integral part of these financial statements.   23

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/06    Year Ended  Year Ended Year Ended  Year Ended  Year Ended
                                                            (unaudited)   12/31/05    12/31/04   12/31/03    12/31/02    12/31/01
CLASS A
Net asset value, beginning of period                          $ 19.22      $  21.05     $ 28.21    $ 23.87     $ 31.40     $ 37.09
                                                              -------      --------     -------    -------     -------     -------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                 $     -(a)   $   0.01     $  0.19    $ (0.05)    $ (0.06)    $ (0.11)
 Net realized and unrealized gain (loss) on investments         (0.32)         1.13       (0.13)      5.77       (7.47)      (4.58)
                                                              -------      --------     -------    -------     -------     -------
  Net increase (decrease) from investment operations          $ (0.32)     $   1.14     $  0.06    $  5.72     $ (7.53)    $ (4.69)
Distributions to shareowners:
 Net investment income                                              -             -(a)    (0.18)         -           -           -
 Net realized gain                                                  -         (2.97)      (7.04)     (1.38)          -       (1.00)
                                                              -------      --------     -------    -------     -------     -------
Net increase (decrease) in net asset value                    $ (0.32)     $  (1.83)    $ (7.16)   $  4.34     $ (7.53)    $ (5.69)
                                                              -------      -------      -------    -------     -------     -------
Net asset value, end of period                                $ 18.90      $  19.22     $ 21.05    $ 28.21     $ 23.87     $ 31.40
                                                              =======      ========     =======    =======     =======     =======
Total return*                                                   (1.67)%        5.70%       0.25%     23.97%     (23.98)%    (12.69)%
Ratio of net expenses to average net assets+                     1.25%**       1.25%       1.25%      1.22%       1.14%       1.11%
Ratio of net investment income (loss) to average net assets+     0.03%**       0.01%       0.58%     (0.01)%     (0.04)%     (0.19)%
Portfolio turnover rate                                            37%**          3%          6%         3%          4%          5%
Net assets, end of period (in thousands)                      $47,681      $56,040      $40,568    $57,286     $52,528     $75,215
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.56%**       1.59%       1.49%      1.22%       1.14%       1.11%
 Net investment income (loss)                                   (0.28)%**     (0.34)%      0.34%     (0.01)%     (0.04)%     (0.19)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    1.25%**       1.25%       1.25%      1.22%       1.14%       1.11%
 Net investment income (loss)                                    0.03%**       0.01%       0.58%     (0.01)%     (0.04)%     (0.19)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 24

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended
                                                       6/30/06      Year Ended     2/21/04 to
                                                     (unaudited)     12/31/05      12/31/04(a)
CLASS B
Net asset value, beginning of period                   $  18.69        $ 20.81        $ 28.39
                                                       --------        -------        -------
Net increase (decrease) from investment
  operations:
  Net investment loss                                  $  (0.10)       $ (0.08)       $ (0.11)
  Net realized and unrealized gain (loss) on
   investments                                            (0.32)          0.93          (0.43)
                                                       --------        -------        -------
   Net increase (decrease) from investment
     operations                                        $  (0.42)       $  0.85        $ (0.54)
                                                       --------        -------        -------
Distributions to shareowners:
  Net realized gain                                    $      -        $ (2.97)       $ (7.04)
                                                       --------        -------        -------
Net decrease in net asset value                        $  (0.42)       $ (2.12)       $ (7.58)
                                                       --------        -------        -------
Net asset value, end of period                         $  18.27        $ 18.69        $ 20.81
                                                       ========        =======        =======
Total return*                                             (2.25)%         4.34%         (1.88)%(b)
Ratio of net expenses to average net assets+               2.27%**        2.34%          3.18%**
Ratio of net investment loss to average net assets+       (0.98)%**      (1.02)%        (0.78)%**
Portfolio turnover rate                                      37%**           3%             6%
Net assets, end of period (in thousands)               $    907        $   904        $    52
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                             2.58%**        2.67%          3.48%**
  Net investment loss                                     (1.29)%**      (1.35)%        (1.08)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                             2.27%          2.33%          3.18%
  Net investment loss                                     (0.98)%        (1.01)%        (0.78)%

(a)  Class B shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   25

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended
                                                       6/30/06      Year Ended     2/21/04 to
                                                     (unaudited)     12/31/05      12/31/04(a)
CLASS C
Net asset value, beginning of period                   $  18.59        $ 20.69       $  28.39
                                                       --------        -------       --------
Net increase (decrease) from investment
  operations:
  Net investment loss                                  $  (0.11)       $ (0.07)      $  (0.09)
  Net realized and unrealized gain (loss) on
   investments                                            (0.30)          0.94          (0.57)
                                                       --------        -------       --------
   Net increase (decrease) from investment
     operations                                        $  (0.41)       $  0.87       $  (0.66)
Distributions to shareowners:
  Net realized gain                                           -          (2.97)         (7.04)
                                                       --------        -------       --------
Net decrease in net asset value                        $  (0.41)       $ (2.10)      $  (7.70)
                                                       --------        -------       --------
Net asset value, end of period                         $  18.18        $ 18.59       $  20.69
                                                       ========        =======       ========
Total return*                                             (2.21)%         4.44%         (2.30)%(b)
Ratio of net expenses to average net assets+               2.33%**        2.33%          3.80%**
Ratio of net investment loss to average net assets+       (1.05)%**      (0.96)%        (1.36)%**
Portfolio turnover rate                                      37%**           3%             6%
Net assets, end of period (in thousands)               $    316        $   406       $     24
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                             2.63%**        2.66%          4.11%**
  Net investment loss                                     (1.35)%**      (1.29)%        (1.68)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                             2.33%**        2.32%          3.80%**
  Net investment loss                                     (1.05)%**      (0.96)%        (1.36)%**

(a)  Class C shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

26 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended
                                                       6/30/06      Year Ended      2/21/04 to
                                                     (unaudited)     12/31/05       12/31/04(a)
CLASS R
Net asset value, beginning of period                   $  18.38        $ 20.55       $  28.39
                                                       --------        -------       --------
Net increase (decrease) from investment
  operations:
  Net investment loss                                  $  (0.02)       $ (0.27)      $  (0.45)
  Net realized and unrealized gain (loss) on
   investments                                            (0.31)          1.07          (0.35)
                                                       --------        -------       --------
   Net increase (decrease) from investment
     operations                                        $  (0.33)       $  0.80       $  (0.80)
Distributions to shareowners:
  Net realized gain                                           -          (2.97)         (7.04)
                                                       --------        -------       --------
Net decrease in net asset value                        $  (0.33)       $ (2.17)      $  (7.84)
                                                       --------        -------       --------
Net asset value, end of period                         $  18.05        $ 18.38       $  20.55
                                                       ========        =======       ========
Total return*                                             (1.80)%         4.24%         (2.81)%(b)
Ratio of net expenses to average net assets+               1.59%**        2.78%          4.20%**
Ratio of net investment loss to average net assets+       (0.29)%**      (1.57)%        (1.98)%**
Portfolio turnover rate                                      37%**           3%             6%
Net assets, end of period (in thousands)               $      1        $     1       $      1
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                            30.74%**       17.63%          4.56%**
  Net investment loss                                    (29.44)%**     (16.43)%        (2.34)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                             1.59%**        2.59%          4.19%**
  Net investment loss                                     (0.29)%**      (1.39)%        (1.97)%**

(a)  Class R shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Leaders Fund (the Fund), formerly known as Pioneer Papp Stock Fund, is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp Stock Fund, Inc. Papp Stock Fund, Inc., transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp Stock Fund, Inc., on February 20,
2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date; Dividend and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Information regarding the Fund's principal investment risks is contained in the Fund's prospectus'(es). Please refer to those documents when considering the Fund's risks.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

     gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                         2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $    2,573
Long-term capital gain                                                 5,237,795
                                                                      ----------
  Total                                                               $5,240,368
                                                                      ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis as of December 31, 2005.

--------------------------------------------------------------------------------
                                                                        2005
--------------------------------------------------------------------------------
Undistributed long-term gain                                         $ 1,897,172
Unrealized appreciation                                               31,943,229
                                                                     -----------
  Total                                                              $33,840,401
                                                                     ===========
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned approximately $954 in underwriting commissions on the sale of class A shares during the period ended June 30, 2006.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The fund lends securities in its Portfolio to certain brokers-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the six months ended June 30, 2006, the management fee was equivalent to a rate of 0.73% of average daily net assets.

PIM and not the Fund, pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

Prior to the reorganization, Growth Leaders Fund, Inc. was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $932 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the Reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $2,550 in transfer agent fees payable to PIMSS at June 30, 2006. Prior to the reorganization Papp was the Transfer and Shareholder Servicing agent.

4. Distribution and Service Plans

Effective February 20, 2004, the Fund adopted a Plan of Distribution for each class of shares, (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to Class R shares for distribution services. Included in due to affiliates is $335 in distribution fees payable to PFD at June 30, 2006. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $6,864 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Osbert M. Hood, Executive Vice
Mary K. Bush                              President
Margaret B.W. Graham                    Vincent Nave, Treasurer
Osbert M. Hood                          Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.



N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 31, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 31, 2006

* Print the name and title of each signing officer under his or her signature.